UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06087

Salomon Brothers Series Funds Inc

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

300 First Stamford Place, 4th Floor

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: December 31

Date of reporting period: December 31, 2005

ITEM 1. REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

EXPERIENCE

ANNUAL REPORT

DECEMBER 31, 2005

Salomon Brothers

Investment Series

All Cap Value Fund

Balanced Fund

Capital Fund

Investors Value Fund

Large Cap Growth Fund

Small Cap Growth Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Salomon Brothers Investment Series

Annual Report  •  December 31, 2005

What’s

Inside

What’s inside

Under a licensing agreement between Citigroup and Legg Mason, the names of funds, the names of any classes of shares of funds, and the names of investment advisers of funds, as well as all logos, trademarks and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason. Citi Marks include, but are not limited to, “Smith Barney,” “Salomon Brothers,” “Citi” and “Citigroup Asset Management”. Legg Mason and its affiliates, as well as the Funds’ investment manager, are not affiliated with Citigroup.

All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement.

Letter from the Chairman

R. JAY GERKEN, CFA

Chairman, President and Chief

Executive Officer

Dear Shareholder,

Despite numerous obstacles, including rising short-term interest rates, surging oil prices, a destructive hurricane season and geopolitical issues, the U.S. economy continued to expand at a healthy pace during the reporting period. After a 3.8% advance in the first quarter of 2005, gross domestic product (“GDP”)i growth was 3.3% during the second quarter and 4.1% in the third quarter. While fourth quarter figures have not yet been released, another slight gain is anticipated.

Given the strength of the economy and inflationary pressures, the Federal Reserve Board (“Fed”)ii continued to raise interest rates throughout the period. After raising rates five times from June 2004 through December 2004, the Fed increased its target for the federal funds rateiii in 0.25% increments eight additional times over the reporting period. This represents the longest sustained Fed tightening cycle since the 1970s. All told, the Fed’s thirteen rate hikes have brought the target for the federal funds rate from 1.00% to 4.25%. After the end of the Fund’s reporting period, at its January meeting, the Fed once again raised its target for the federal funds rate by 0.25% to 4.50%.

For the one-year period ended December 31, 2005, the U.S. stock market generated positive results, with the S&P 500 Indexiv returning 4.91%. While corporate profits remained strong during the year, they were often overshadowed by rising interest rates and higher oil prices.

Looking at the fiscal year as a whole, mid-cap stocks outperformed their large- and small-cap counterparts, with the Russell Midcapv, Russell 1000vi, and Russell 2000vii Indexes returning 12.65%, 6.27%, and 4.55%, respectively. From an investment style perspective, value stocks outperformed growth stocks for the sixth consecutive calendar year, with the Russell 3000 Valueviii and Russell 3000 Growthix Indexes returning 6.85% and 5.17%, respectively, in 2005.

Salomon Brothers Investment Series        I

Please read on for a more detailed look at prevailing economic and market conditions during the Funds’ fiscal year and to learn how those conditions have affected Fund performance.

Special Shareholder Notice

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), to Legg Mason, Inc. (“Legg Mason”). As a result, the Funds’ investment manager (the “Manager”), previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Funds’ existing investment management contracts to terminate. The Funds’ shareholders approved new investment management contracts between the Funds’ and the Manager, which became effective on December 1, 2005.

On February 3, 2006, the Board of Directors approved a proposal to liquidate all of the assets of Salomon Brothers All Cap Value Fund and Salomon Brothers Large Cap Growth Fund. The liquidation is scheduled to occur on or about the close of business on April 21, 2006. A supplement and a Notice of Redemption was mailed to shareholders on or about February 14, 2006.

Shares of the Funds will be closed to all investments, exchange investments and systematic investments effective at the close of business on February 3, 2006. Shareholders can continue to exchange their shares for the same share class of any other open-end Salomon Brothers Fund offered in their sales channel without the imposition of a sales charge through April 21, 2006. Additionally, any applicable deferred sales charge fee will be waived effective at the close of business February 3, 2006 for any shareholder who chooses to liquidate.

Information About Your Funds

As you may be aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The Funds’ Manager and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Funds’ response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Funds

II       Salomon Brothers Investment Series

have been informed that the Manager and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

Important information concerning the Funds and their Manager with regard to recent regulatory developments is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman and Chief Executive Officer

February 3, 2006

All	index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iv	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

[v]	The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index whose average market capitalization was approximately $4.7 billion as of 6/24/05.

vi	The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

vii	The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

viii	The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

ix	The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Salomon Brothers Investment Series        III

Manager’s Overview

Salomon Brothers All Cap Value Fund

Q. What were the overall market conditions during the Fund’s reporting period?

A. A resilient U.S. economy provided a positive backdrop for the stock market in 2005. Businesses across America did their part, as corporate profit growth was expected to exceed 10% for the third consecutive year. However, this did not translate into superior stock market returns, as the S&P 500 Indexi gained a relatively modest 4.91% in 2005. After trading in a fairly narrow range for much of the period, there were hopes that a year-end rally, similar to what occurred in 2003 and 2004, would propel stocks higher. However, after strong gains in November, the market treaded water in December as investor sentiment weakened due to fears of continued rate hikes by the Federal Reserve Board (“Fed”)ii. Looking more closely at the stock market’s returns in 2005, among the Dow Jones industrial categories, oil & gas stocks generated the best returns, followed at a distance by utilities, and health care companies. In contrast, telecommunications, consumer services, and consumer goods stocks produced weak returns.

Performance review

For the 12 months ended December 31, 2005, Class A shares of the Salomon Brothers All Cap Value Fund, excluding sales charges, returned 2.89%. The Fund’s unmanaged benchmark, the Russell 3000 Indexiii, returned 6.12% for the same period. The Lipper Multi-Cap Core Funds Category Average1 increased 6.59% over the same time frame.

Performance Snapshot as of December 31, 2005 (excluding sales charges) (unaudited)

	6 months	12 months

All Cap Value Fund — Class A Shares	5.97%	2.89%

Russell 3000 Index	6.13%	6.12%

Lipper Multi-Cap Core Funds Category Average	6.79%	6.59%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.citigroupam.com.

Current reimbursements and/or fee waivers are voluntary, and may be reduced or terminated at any time. Absent these reimbursements or waivers, the performance would have been lower.

All share class returns assume the reinvestment of all distributions including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions. Excluding sales charges, Class B shares returned 5.63%, Class C shares returned 5.69% and Class O shares returned 6.13% over the six months ended December 31, 2005. Excluding sales charges, Class B shares returned 2.18%, Class C shares returned 2.25% and Class O shares returned 3.21% over the 12 months ended December 31, 2005.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended December 31, 2005, including the reinvestment of distributions, including returns of capital, if any, calculated among the 926 funds for the six-month period and among the 828 funds for the 12-month period in the Fund’s Lipper category and excluding sales charges.

Q. What were the most significant factors affecting Fund performance?

     What were the leading contributors to performance?

A. There are periods of time, often five years or more, when bigger companies outperform and there are times when the opposite is true. During 2005, our stock selection increasingly favored larger companies where we felt there was greater value. Although we believe larger companies will do much better in absolute and relative senses in 2006, this emphasis detracted from results over the reporting period.

Market volatility reached very low levels over the last year and it is likely that somewhat higher volatility is in store for 2006. The good news is that higher volatility and even a few surprises early in the year may generate attractive investment opportunities for us. Historically, some of our most successful purchases have occurred during times of stress for either the economy or the stock market.

During the one-year period, the Fund’s holdings in the energy, financials, and information technology sectors were the largest contributors to absolute performance. In terms of individual stocks, the largest contributors to absolute returns over the period were Anadarko Petroleum Corp., GlobalSantaFe Corp., Texas Instruments Inc., Canadian Natural Resources Ltd., and Chubb Corp. The Fund sold its position in Canadian Natural Resources Ltd. during the reporting period.

[1]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2005, including the reinvestment of distributions, including returns of capital, if any, calculated among the 828 funds in the Fund’s Lipper category and excluding sales charges.

Salomon Brothers Investment Series 2005 Annual Report       1

    What were the leading detractors from performance?

A. Most of the Fund’s underperformance during the period came from its consumer discretionary stocks. In this sector, we emphasized media companies, such as News Corp., Time Warner Inc., and Walt Disney Co. We believe the media segment is now selling at one of the lowest relative values to the market in the last 20 years. At current prices, we believe the media stocks contained in the portfolio represent compelling values. In 2006, the winter Olympics and the mid-term elections should help increase advertising revenues for these companies. Our approach is to “select leading business franchises selling at depressed prices for reasons we believe are temporary.” Expectations and prices in the media industry are depressed and we feel the stocks should do well in 2006.

    From a stock-specific perspective, the holdings that detracted the most from absolute returns during the reporting period were PEARSON PLC, Solectron Corp., Lucent Technologies Inc., Comcast Corp., and Aphton Corp.

Q. Were there any significant changes to the Fund during the reporting period?

A. During the final quarter of 2005, we reduced our holdings in the energy sector to a neutral weight versus the benchmark. We continue to like energy stocks longer term, but we thought the spike in oil and natural gas prices after Hurricanes Katrina and Rita had made these stocks vulnerable to a meaningful correction. We believe “contra energy” (large users of energy) actually might be better performers over the next few quarters should energy prices correct, as we expect.

Diversification is a cardinal tenet of prudent investing. However, one can also have too many companies in a portfolio. We are currently working to reduce, moderately, the number of our holdings.

Thank you for your investment in the Salomon Brothers All Cap Value Fund. As ever, we appreciate that you have chosen us to manage your assets.

Sincerely,

The	All Cap Value Portfolio Management Team

February 3, 2006

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2005 and are subject to change and may not be representative of the portfolio manager’s current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: JPMorgan Chase & Co. (2.3%), CNASurety Corp. (2.0%), Anadarko Petroleum Corp. (2.0%), Chubb Corp. (2.0%), News Corp. (2.0%), PMI Group Inc. (1.9%), Cisco Systems Inc. (1.9%), Raytheon Corp. (1.9%), Microsoft Corp. (1.8%) and Time Warner Inc. (1.7%). Please refer to pages 43 through 46 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager’s current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2005 were: Financials (20.3%), Information Technology (14.8%), Consumer Discretionary (14.7%), Health Care (10.7%) and Energy (9.1%). The Fund’s portfolio composition is subject to change at any time.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

ii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represent approximately 98% of the U.S. equity market.

2       Salomon Brothers Investment Series 2005 Annual Report

Manager’s Overview

Salomon Brothers Balanced Fund

Q. What were the overall market conditions during the Fund’s reporting period?

A. The stock market entered 2005 on a strong upward trajectory after a decisive 2004 Presidential election. However, once January started, investors turned their attention to rising energy prices and interest rates. The Federal Reserve Board (“Fed”)i made very clear its intention to boost short-term interest rates from near 50-year lows to guard against potential inflation, curb real estate speculation, and reset their interest rate lever to battle future economic downturns. After loosing ground early in the year, stocks headed higher on healthy earnings and economic data. Heading into autumn, investor focus turned to energy prices. In late August, Hurricane Katrina effectively shut down New Orleans, knocking out a significant portion of the region’s oil production and refining capacity. Gasoline prices exceeded $3 a gallon, driving stock prices lower as investors worried about the broader implications the spike in energy prices would have on the economy. The end of the year saw stocks rally as energy prices eased and economic and corporate profit growth remained robust.

Performance review

For the 12 months ended December 31, 2005, Class A shares of the Salomon Brothers Balanced Fund, returned 2.73%. The Fund’s unmanaged benchmarks, the S&P 500 Indexii and the Citigroup Broad Investment Grade Bond Indexiii, returned 4.91% and 2.57%, respectively, for the same period. The Lipper Balanced Funds Category Average1 increased 4.69% over the same time frame.

Performance Snapshot as of December 31, 2005 (excluding sales charges) (unaudited)

	6 months	12 months

Balanced Fund — Class A Shares	3.71%	2.73%

S&P 500 Index	5.76%	4.91%

Citigroup Broad Investment Grade Bond Index	–0.04%	2.57%

Lipper Balanced Funds Category Average	4.30%	4.69%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.citigroupam.com.

All class share returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions. Excluding sales charges, Class B shares returned 3.29%, Class C shares returned 3.44% and Class O shares returned 3.89% over the six months ended December 31, 2005. Excluding sales charges, Class B shares returned 1.86%, Class C shares returned 2.02% and Class O shares returned 2.88% over the 12 months ended December 31, 2005.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended December 31, 2005, including the reinvestment of distributions, including returns of capital, if any, calculated among the 691 funds for the six-month period and among the 650 funds for the 12-month period in the Fund’s Lipper category and excluding sales charges.

Q. What were the most significant factors affecting Fund performance?

     What were the leading contributors to performance?

A. Leading contributors to performance for the period included overweight positions in the energy, financials, and information technology sectors. Individual stocks that enhanced results included Suncor Energy Inc., a Canadian company that produces oil from tar sands, natural gas and other energy products. Halliburton Co., an energy services and engineering and construction company, performed well as it benefited from increasing prices in its oil services business, and a reduction in potential asbestos liability. Other standouts were Chubb Corp., a large insurance company that benefited from a healthy insurance environment, Merrill Lynch & Co., the brokerage firm that was helped by operating more efficiently in an active market, Hewlett Packard Co., which benefited from a management change, and Motorola Inc., which was also helped by a management change and strong cell phone sales. Of the stocks mentioned above, we reduced our holdings in Chubb and Motorola to protect a portion of the gains.

[1]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2005, including the reinvestment of distributions, including returns of capital, if any, calculated among the 650 funds in the Fund’s Lipper category and excluding sales charges.

Salomon Brothers Investment Series 2005 Annual Report       3

     What were the leading detractors from performance?

A. Detractors from performance over the period included an overweight in the telecommunications services sector and certain holdings in the consumer discretionary and consumer staples sectors. Individual stocks that hurt performance included Verizon Inc., the largest U.S. phone company. Its shares declined as investors worried about the pending MCI acquisition, as well as Verizon’s heavy capital spending on fiber optics and infrastructure to deliver video to the home. News Corp., a global media company, performed poor on the back of investors concerns over the Internet’s impact on traditional media advertising. We reduced our exposure to New Corp because of an uncertain media environment. Comcast, the largest U.S. cable operator, also fell due to advertising concerns. Elsewhere, Wal-Mart Stores declined based on concerns that higher gas prices would slow sales, and cosmetics company Avon Products suffered from slowing sales and a restructuring that will depress earnings into 2006.

Q. Were there any significant changes to the Fund during the reporting period?

A. In 2006, the Salomon Brothers Balanced Fund will no longer pay a daily distribution. Going forward it will pay a quarterly distribution based on the income earned during the period.

Thank you for your investment in the Salomon Brothers Balanced Fund. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

George J. Williamson

Executive	Vice President

February 3, 2006

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2005 and are subject to change and may not be representative of the portfolio manager’s current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: General Electric Co. (3.1%), U.S. Treasury Notes (2.6%), International Business Machines Corp. (2.6%), Federal National Mortgage Association (FNMA) (2.6%), Halliburton Co. (2.2%), News Corp. (2.1%), Wal-Mart Stores Inc. (2.1%), Federal National Mortgage Association (FNMA) (2.1%), Federal National Mortgage Association (FNMA) (2.0%) and Suncor Energy Inc. (2.0%). Please refer to pages 47 through 54 for a list and percentage breakdown of the fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager’s current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2005 were: Financials (20.3%), Mortgage Backed Securities (18.1%), Information Technology (11.3%), Energy (7.9%) and Industrials (7.7%). The Fund’s portfolio composition is subject to change at any time.

RISKS: The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on fund performance.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

ii	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

iii	The Citigroup Broad Investment Grade Bond Index includes institutionally traded U.S. Treasury Bonds, government-sponsored bonds (U.S. Agency and supranational), mortgage-backed securities and corporate securities.

4       Salomon Brothers Investment Series 2005 Annual Report

Manager’s Overview

Salomon Brothers Capital Fund

Q. What were the overall market conditions during the Fund’s reporting period?

A. Despite a number of positives, the U.S. stock market failed to gain enough momentum to generate outstanding returns in 2005. While the U.S. economy expanded at a brisk pace, unemployment declined, and corporate earnings were strong, the overall stock market, as measured by the S&P 500 Indexi, returned only 4.91% in 2005.

Oftentimes, investors do not like uncertainty and that appeared to be the case during the year. Record high oil prices, a series of devastating hurricanes, steadily rising short-term interest rates, and inflationary concerns preoccupied investors during much of the year. As a result, it often appeared that the market was taking one step forward and two steps back. While a year-end rally propelled the market into positive territory, it seemed anticlimactic given the strong rallies that ended 2003 and 2004.

Looking more closely at the market in 2005, energy stocks generated superior returns. This was due to sharply rising prices, which surpassed $70 a barrel in the wake of Hurricane Katrina. There were other pockets of opportunity as well. Mid-capitalization stocks generated strong returns, with Russell MidCap Indexii gaining 12.65%. Conversely, technology stocks had a lackluster year, with the tech-laden Nasdaq Composite returning a mere 1.37% in 2005.

Performance review

For the 12 months ended December 31, 2005, Class A shares of the Capital Fund, excluding sales charges, returned 7.52%. The Fund’s unmanaged benchmark, the Russell 3000 Indexiii, returned 6.12% for the same period. The Lipper Multi-Cap Core Funds Category Average1 increased 6.59% over the same time frame.

Performance Snapshot as of December 31, 2005 (excluding sales charges) (unaudited)

	6 months	12 months

Capital Fund — Class A Shares	6.26%	7.52%

Russell 3000 Index	6.13%	6.12%

Lipper Multi-Cap Core Funds Category Average	6.79%	6.59%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.citigroupam.com.

All share class returns assume the reinvestment of all distributions including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions. Excluding sales charges, Class B shares returned 5.79%, Class C shares returned 5.85%, Class O shares returned 6.56% and Class Y shares returned 6.06% over the six months ended December 31, 2005. Excluding sales charges, Class B shares returned 6.59%, Class C shares returned 6.65%, Class O shares returned 8.01% and Class Y shares returned 7.47% over the 12 months ended December 31, 2005.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended December 31, 2005, including the reinvestment of distributions, including returns of capital, if any, calculated among the 926 funds for the six-month period and among the 828 funds for the 12-month period in the Fund’s Lipper category and excluding sales charges.

Q. What were the most significant factors affecting Fund performance?

     What were the leading contributors to performance?

A. The Fund’s outperformance relative to the Russell 3000 Index was primarily attributed to security selection. Security selection was strongest in health care and energy sectors and weakest in the materials and consumer discretionary sectors. Sector Allocation was strongest in the materials and energy sectors and weakest in the industrials and telecommunication services sectors.

    The securities that contributed most to the Fund’s performance during the period included Coventry Health Care Inc., SanDisk Corp., Assurant Inc., Boeing and Pacificare Health Systems. UnitedHealth Group acquired Pacificare Health Systems during the period. During the period we sold our position in Pacificare Health systems and continue to be invested in the other securities mentioned above. We retained a position in UnitedHealth Group at the end of the period.

[1]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2005, including the reinvestment of distributions, including returns of capital, if any, calculated among the 828 funds in the Fund’s Lipper category and excluding sales charges.

Salomon Brothers Investment Series 2005 Annual Report       5

     What were the leading detractors from performance?

A. The securities that detracted most from the Fund’s performance during the period were Cablevision Systems, Polycom, Nortel Networks, Smurfit-Stone Container Corp., and Teradyne Inc. During the period, we sold our positions in all of these securities.

     Q. Were there any significant changes to the Fund during the reporting period?

A. During the period, we increased our weightings in the information technology, health care and consumer staples sectors and decreased our weightings in the consumer discretionary, energy and industrials sectors.

Thank you for your investment in the Salomon Brothers Capital Fund. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Kevin Caliendo

Portfolio Manager

February 3, 2006

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2005 and are subject to change and may not be representative of the portfolio manager’s current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: Barrick Gold Corp. (4.1%), Coventry Health Care Inc. (4.0%), Sprint Nextel Corp. (3.7%), Merrill Lynch & Co. Inc. (3.1%), Capital One Financial Corp. (3.1%), Abbott Laboratories (3.1%), Nasdaq-100 Index Tracking Stock (3.0%), UnitedHealth Group Inc. (2.8%), Comverse Technology Inc. (2.7%) and National-Oilwell Varco Inc. (2.7%). Please refer to pages 55 through 57 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager’s current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2005 were: Information Technology (17.6%), Health Care (16.4%), Financials (12.2%), Consumer Discretionary (8.4%) and Exchanges Traded Funds (7.7%). The Fund’s portfolio composition is subject to change at any time.

RISKS: Investments in small- and medium capitalization companies may involve a higher degree of risk and volatility than investments in larger, more established companies. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

ii	The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index whose average market capitalization was approximately $4.7 billion as of 6/24/05.

iii	The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represent approximately 98% of the U.S. equity market.

6       Salomon Brothers Investment Series 2005 Annual Report

Manager’s Overview

Salomon Brothers Investors Value Fund

Q. What were the overall market conditions during the Fund’s reporting period?

A. There was no shortage of problems for the U.S. economy to overcome during the reporting period. These included record high oil prices, rising short-term interest rates, the devastation inflicted by Hurricanes Katrina and Rita, geopolitical issues and falling consumer confidence. However, the U.S. economy proved to be resilient and provided a positive backdrop for the stock market in 2005.

Businesses across America did their part with record levels of profits for the third consecutive year, strong underlying fundamentals and well-balanced growth. Unfortunately, this did not translate into strong stock market returns, as the S&P 500 Indexi gained a modest 4.91% in 2005.

After much speculation about a fourth quarter rally, the U.S. equity market had an unremarkable finish. The year ended with equities falling in October due to concerns over inflation and continued interest rate hikes by the Federal Reserve Board (“Fed”)ii, rallying in November, as better-than-expected corporate earnings and falling oil prices buoyed investor confidence and finally, treading water in December with increased merger and acquisition activity offset by a cooling housing market.

The Fed continued to raise interest rates over the period in an attempt to ward off inflation. All told, the Fed’s rate hikes have brought the target for the federal funds rateiii to 4.25%. After the end of the Fund’s reporting period, at its January meeting, the Fed once again raised its target for the federal funds rate by 0.25% to 4.50%. This represents the longest sustained Fed tightening cycle since 1977-1979. In addition, the yield curve inverted, as the yield on the two-year Treasury note surpassed that of 10-year Treasuries. This anomaly was notable since it has often foreshadowed economic recessions.

Looking more closely at the stock market’s returns in 2005, the top-performing sector of the S&P 500 Index was energy, gaining 31.35%, followed at a distance by the utilities and financials sectors, rising 16.84% and 6.48% respectively. In contrast, the consumer discretionary, telecommunication services and technology sectors produced weak returns.

Performance Review

For the 12 months ended December 31, 2005, Class A shares of the Salomon Brothers Investors Value Fund, excluding sales charges, returned 6.15%. The Fund’s unmanaged benchmark, the S&P 500 Index, returned 4.91% for the same period. The S&P 500/Citigroup Value Indexiv returned 5.82% over the same period. The Lipper Large-Cap Value Funds Category Average1 increased 5.72% over the same time frame.

Performance Snapshot as of December 31, 2005 (excluding sales charges) (unaudited)

	6 months	12 months

Investors Value Fund — Class A Shares	6.45%	6.15%

S&P 500 Index	5.76%	4.91%

Lipper Large-Cap Value Funds Category Average	5.43%	5.72%

The S&P 500/Citigroup Value Index	5.72%	5.82%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.citigroupam.com.

All class share returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions. Excluding sales charges, Class B shares returned 5.95%, Class C shares returned 5.96%, Class O shares returned 6.64% and Class Y shares returned 6.70% over the six months ended December 31, 2005. Excluding sales charges, Class B shares returned 5.16%, Class C shares returned 5.20%, Class O shares returned 6.51% and Class Y shares returned 6.59% over the 12 months ended December 31, 2005.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended December 31, 2005, including the reinvestment of distributions, including returns of capital, if any, calculated among the 475 funds for the six-month period and among the 469 funds for the 12-month period in the Fund’s Lipper category and excluding sales charges.

[1]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2005, including the reinvestment of distributions, including returns of capital, if any, calculated among the 469 funds in the Fund’s Lipper category and excluding sales charges.

Salomon Brothers Investment Series 2005 Annual Report       7

Q. What were the most significant factors affecting Fund performance?

     What were the leading contributors to performance?

A. The Fund’s outperformance relative to the S&P 500/ Citigroup Value Indexiv during the period was mainly attributable to security selection. Overall, sector allocation had only a marginal impact with an overweight position in both energy and technology contributing positively to performance; however, this benefit was mostly offset by the underweight position in utilities and the overweight position in consumer discretionary, which held back performance.

    Top contributors during the period included Altria Group, Marathon Oil, ENSCO International, Boeing and Loews Corp.

     What were the leading detractors from performance?

A. Stocks that detracted from performance came from a number of different sectors and included Lexmark International, Comcast, Solectron, Liberty Media and Verizon Communications. In October, Lexmark shares fell sharply after the company pre-announced it was slashing its profit forecast. The company underestimated the competitive pressures in the printer industry and was forced to cut prices to stem market share losses. We sold our position in the Fund since we believe the investment thesis was impaired. We also sold our positions in Comcast, Solectron and Verizon Communications during the period.

Q. Were there any significant changes to the Fund during the reporting period?

A. During the period, we have reduced our technology and energy exposure in the portfolio and increased our healthcare and consumer staples weightings. We are currently overweight in healthcare, consumer staples and consumer discretionary and underweight in industrials, technology and utilities versus the S&P 500/Citigroup Value Index.

Thank you for your investment in the Salomon Brothers Investors Value Fund. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Mark J. McAllister, CFA Co-Portfolio Manager	Robert Feitler Co-Portfolio Manager

February 3, 2006

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2005 and are subject to change and may not be representative of the portfolio manager’s current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: Bank of America Corp. (3.7%), Altria Group Inc. (3.5%), Sprint Nextel Corp. (3.2%), Total SA (2.9%), Merrill Lynch & Co. Inc. (2.8%), Kroger Co. (2.8%), Capital One Financial Corp. (2.7%), News Corp. (2.6%), American International Group Inc. (2.6%) and UnitedHealth Group Inc. (2.3%). Please refer to pages 58 through 60 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager’s current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2005 were: Financials (32.3%), Consumer Discretionary (12.9%), Health Care (11.4%), Consumer Staples (11.0%) and Energy (10.3%). The Fund’s portfolio composition is subject to change at any time.

RISKS: The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

ii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iv	The S&P 500/Citigroup Value Index is an Index of stocks representing approximately half of the market capitalization of the stocks in the S&P 500 Index that on a growth-value spectrum, have been identified as falling wholly or partially within the value half of the spectrum based on a number of factors. Until December 10, 2005, when Standard & Poors changed both the name of the index and its calculation methodology, the Index was called the S&P 500/BARRA Value Index.

8       Salomon Brothers Investment Series 2005 Annual Report

Manager’s Overview

Salomon Brothers Large Cap Growth Fund

Q. What were the overall market conditions during the Fund’s reporting period?

A. Looking back at 2005, after early weakness through the first quarter, the markets improved during the summer on the back of good economic data, positive corporate profits and lower oil prices, only to sell-off sharply early in the fall as investors were hit with the uncertainty surrounding Hurricanes Katrina and Rita and the pending challenges of rebuilding. Showing considerable resilience, a year-end rally led by strong earnings and weaker oil prices began in late October and produced positive full-year returns for almost all major equity indexes. High quality companies (small, medium and large) have led this rally. Also of note, was the resurgence of interest in growth stocks in what has been a decidedly value-oriented market over the last 4-5 years. Investors have shown interest in companies that can generate consistent earnings-per-share (EPS) growth and organic revenue growth, as opposed to reliance on broad moves in the economy. Furthermore, many years of cost cutting have allowed leadership companies to operate near peak margins while allowing more revenue to drop to the bottom line.

Over the last 12 months the markets traded in one of the tightest ranges of the last 15 years, making stock selection paramount to performance in managing a concentrated, low-turnover portfolio. The markets are also trading at 9-year lows on a price-to-earnings basis even though interest rates and inflation remain benign.

Performance Review

For the 12 months ended December 31, 2005, Class A shares of the Salomon Brothers Large Cap Growth Fund, excluding sales charges, returned 4.77%. The Fund’s unmanaged benchmarks, the Russell 1000 Growth Indexi returned 5.26% for the same period. The Lipper Large-Cap Growth Funds Category Average1 increased 6.18% over the same time frame.

Performance Snapshot as of December 31, 2005 (excluding sales charges) (unaudited)

	6 months	12 months

Large Cap Growth Fund — Class A Shares	9.70%	4.77%

Russell 1000 Growth Index	7.11%	5.26%

Lipper Large-Cap Growth Funds Category Average	8.08%	6.18%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.citigroupam.com.

Current reimbursements and/or fee waivers are voluntary, and may be reduced or terminated at any time. Absent these reimbursements or waivers, the performance would have been lower.

All share class returns assume the reinvestment of all distributions including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions. Excluding sales charges, Class B shares returned 9.39%, Class C shares returned 9.23% and Class O shares returned 9.83% over the six months ended December 31, 2005. Excluding sales charges, Class B shares returned 3.97%, Class C shares returned 3.97% and Class O shares returned 5.04% over the 12 months ended December 31, 2005.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended December 31, 2005, including the reinvestment of distributions, including returns of capital, if any, calculated among the 717 funds for the six-month period and among the 686 funds for the 12-month period in the Fund’s Lipper category and excluding sales charges.

Q. What were the most significant factors affecting Fund performance?

A. The Fund had strong returns for the period in the health care, consumer staples, financials and information technology sectors, but experienced losses in its positions in the consumer discretionary and industrials sectors. The Fund did not hold any energy or utilities sector stocks, which were the two best performing sectors in the benchmark index for the period due in large part to the record high prices for oil set in the wake of the Gulf hurricanes. These underweights had a negative effect on performance relative to the benchmark and the underweight to energy stocks in particular was a factor in the Fund’s underperformance of the benchmark index for the period. However, relative to the benchmark index, the impact of stock selection for the period, especially in health care and consumer staples, was positive.

[1]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2005, including the reinvestment of distributions, including returns of capital, if any, calculated among the 686 funds in the Fund’s Lipper category and excluding sales charges.

Salomon Brothers Investment Series 2005 Annual Report       9

     What were the leading contributors to performance?

A. The greatest contributors to performance for the period included positions in Genentech Inc. and Amgen Inc. in health care, Gillette in consumer staples (which was acquired by Procter & Gamble Co. during the period), and Red Hat Inc. and Motorola Inc., both in information technology. All five top contributors were still held by the Fund at the close of the year (the Fund’s position in Gillette was replaced by shares of P&G).

     What were the leading detractors from performance?

A. The greatest detractors from performance for the period included positions in Biogen Idec Inc. in health care, Dell Inc., Juniper Networks Inc. and Xilinx Inc. in information technology, and Time Warner Inc. in consumer discretionary. The Fund maintained positions in all five of these top detractors at the close of the year.

Q. Were there any significant changes to the Fund during the reporting period?

A. The Fund experienced a historically consistent level of portfolio turnover during the year, but the managers did not make any significant alterations to the portfolio or its sector allocation.

Thank you for your investment in the Salomon Brothers Large Cap Growth Fund. As ever, we appreciate that you have chosen us to manage your assets.

Sincerely,

Alan Blake

Portfolio Manager

February 3, 2006

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2005 and are subject to change and may not be representative of the portfolio manager’s current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: Amazon.com Inc. (6.3%), Genetech Inc. (6.2%), Amgen Inc. (5.3%), Texas Instruments Inc. (4.3%), Merrill Lynch & Co. Inc. (4.2%), Procter & Gamble Co. (3.8%), Motorola Inc. (3.8%), Time Warner Inc. (3.5%), Home Depot Inc. (3.4%) and Berkshire Hathaway Inc. (3.2%). Please refer to pages 61 through 62 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager’s current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2005 were: Information Technology (30.8%), Consumer Discretionary (22.6%), Health Care (22.5%), Financials (13.0%) and Consumer Staples (10.4%). The Fund’s portfolio composition is subject to change at any time.

RISKS: The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on fund performance.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	The Russell 1000 Growth Index measures the performance of those Russell 1,000 companies with higher price-to-book ratios and higher forecasted growth values.

10       Salomon Brothers Investment Series 2005 Annual Report

Manager’s Overview

Salomon Brothers Small Cap Growth Fund

Q. What were the overall market conditions during the Fund’s reporting period?

A. The year started poorly for the equity market. Rising oil prices and rising interest rates negatively affected market sentiment and Wall Street perception of future economic growth. Despite this backdrop, the US economy continued its steady expansion through the year and corporate earnings growth was robust. While select areas of consumer spending were affected, generally the US economy took the higher rates and higher gas prices in its stride. The equity market stayed volatile throughout the year but eventually ended the year higher for the third year straight.

The Federal Reserve Board (“Fed”)i continued to raise short-term interest rates over the period in an attempt to stifle inflation. From June 2004 through the end of the reporting period, the Fed raised short-term interest rates thirteen times, which brought the target for the federal funds rateii to 4.25%. After the end of the Fund’s reporting period, at its January meeting, the Fed once again raised its target for the federal funds rate by 0.25% to 4.50%. Towards the end of 2005, there were indications that the Fed was close to the end of the rate raise cycle.

Overall, both large- and small-capitalization stocks rose during 2005 with the large-cap S&P 500 Indexiii returning 4.91% and the small-cap Russell 2000 Indexiv returning 4.55%. Among small-cap equities, value stocks outperformed growth stocks as reflected by the performance of the Russell 2000 Value Indexv, which returned 4.71%, versus the Russell 2000 Growth Indexvi, which returned 4.15%. Within the Russell 2000 Growth Index, strongest performance came from the energy, utilities and materials sectors. The bottom performing sectors included information technology, consumer discretionary and financials. Rate sensitive sectors generally underperformed, while the energy and commodities sectors benefited due to higher natural resources prices.

Performance Review

For the 12 months ended December 31, 2005, Class A shares of the Salomon Brothers Small Cap Growth Fund, excluding sales charges, returned 4.82%. The Fund’s unmanaged benchmarks, the Russell 2000 Index and the Russell 2000 Growth Index, returned 4.55% and 4.15%, respectively, for the same period. The Lipper Small Cap Growth Funds Category Average1 increased 5.66% over the same time frame.

Performance Snapshot as of December 31, 2005 (excluding sales charges) (unaudited)

	6 months	12 months

Small Cap Growth Fund — Class A Shares	5.16%	4.82%

Russell 2000 Index	5.88%	4.55%

Russell 2000 Growth Index	8.02%	4.15%

Lipper Small Cap Growth Funds Category Average	7.50%	5.66%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.citigroupam.com.

All class share returns assume the reinvestment of all distributions including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions. Excluding sales charges, Class B shares returned 4.61%, Class C shares returned 4.72%, Class O shares returned 5.34% and Class Y shares returned 5.35% over the six months ended December 31, 2005. Excluding sales charges, Class B shares returned 3.82%, Class C shares returned 3.93%, Class O shares returned 5.14% and Class Y shares returned 5.14% over the 12 months ended December 31, 2005.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended December 31, 2005, including the reinvestment of distributions, including returns of capital, if any, calculated among the 545 funds for the six-month period and among the 523 funds for the 12-month period in the Fund’s Lipper category and excluding sales charges.

Q. What were the most significant factors affecting Fund performance?

     What were the leading contributors to performance?

A. The Fund’s out-performance relative to the Russell 2000 Growth Index was primarily attributable to security selection, which was strongest in telecommunication services and healthcare and weakest in materials and energy. Relative to the benchmark, sector allocation was strongest in the consumer discretionary and telecommunication services sectors and weakest in the information technology and consumer staples sectors.

[1]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2005, including the reinvestment of distributions, including returns of capital, if any, calculated among the 523 funds in the Fund’s Lipper category and excluding sales charges.

Salomon Brothers Investment Series 2005 Annual Report       11

Individual stocks that were the greatest contributors to performance during the period were Transkaryotic Therapies Inc., a biopharmaceutical company, SpectraSite, a wireless tower operator, Abgenix, a biopharmaceutical company, Electronics for Imaging, a designer and marketer of digital imaging and print solutions and ADC Telecommunications, a communications infrastructure firm. The Fund sold its position in Transkaryotic Therapies, Inc. and maintained its positions in the other securities Spectrasite was acquired by American Towers during the period and the Fund maintained the American Towers position.

What were the leading detractors from performance?

A. The largest detractors from performance during the period included NPS Pharmaceuticals, a biopharmaceutical company, TIBCO Software Inc., a developer and marketer of software solutions, ActivCard Corp., a security software services company, Tekelec, a designer, manufacturer and marketer of telecommunications networks and RF Micro Devices Inc., a wireless communications and applications company. The Fund sold its positions in NPS Pharmaceuticals, Inc., ActivCard Corp. and Tekelec during the period and maintained its positions in TIBCO Software Inc. and RF Micro Devices Inc.

Q. Were there any significant changes to the Fund during the reporting period?

A. There were no significant changes made to the portfolio during the reporting period with the exception of reducing the weighting in the information technology sector, and adding to the weighting in the telecommunication services sector. Technology sector returns became relatively unattractive to the broader market. Our addition to the telecommunication services weighting primarily reflects our increased investment in the wireless sector during the period.

Thank you for your investment in the Salomon Brothers Small Cap Growth Fund. As ever, we appreciate that you have chosen us to manage your assets.

Sincerely,

Vincent Gao, CFA

Portfolio Manager

February 3, 2006

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2005 and are subject to change and may not be representative of the portfolio manager’s current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: American Tower Corp. (3.0%), R.H. Donnelly Corp (2.9%), MSC Industrial Direct Co. Inc. (2.3%), Zarlink Semiconductor Inc. (2.0%), Electronics for Imaging Inc. (1.7%), RealNetworks Inc. (1.6%), Sohu.com Inc. (1.6%), Health Net Inc. (1.5%), DJ Orthopedics Inc. (1.4%) and TIBCO Software Inc. (1.4%). Please refer to pages 63 through 67 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager’s current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2005 were: Information Technology (26.4%), Health Care (16.2%), Consumer Discretionary (12.1%), Industrials (8.7%) and Financials (7.4%). The Fund’s portfolio composition is subject to change at any time.

RISKS: Investments in small- and medium capitalization companies may involve a higher degree o risk and volatility than investments in larger, more established companies. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

ii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iii	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

iv	The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

[v]	The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. Please note that an investor cannot invest directly in an index.

vi	The Russell 2000 Growth Index measures the performance of those Russell 2,000 companies with higher price-to-book ratios and higher forecasted growth values.

12       Salomon Brothers Investment Series 2005 Annual Report

Fund at a Glance (unaudited)

Salomon Brothers All Cap Value Fund

Salomon Brothers Investment Series 2005 Annual Report       13

Fund at a Glance (unaudited) (continued)

Salomon Brothers Balanced Fund

14       Salomon Brothers Investment Series 2005 Annual Report

Fund at a Glance (unaudited) (continued)

Salomon Brothers Capital Fund

Salomon Brothers Investment Series 2005 Annual Report       15

Fund at a Glance (unaudited) (continued)

Salomon Brothers Investors Value Fund

16       Salomon Brothers Investment Series 2005 Annual Report

Fund at a Glance (unaudited) (continued)

Salomon Brothers Large Cap Growth Fund

Salomon Brothers Investment Series 2005 Annual Report       17

Fund at a Glance (unaudited) (continued)

Salomon Brothers Small Cap Growth Fund

18       Salomon Brothers Investment Series 2005 Annual Report

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payment; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2005 and held for the six months ended December 31, 2005.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

Salomon Brothers All Cap Value Fund	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratios	Expenses Paid During the Period(3)
Class A	5.97%	$1,000.00	$1,059.70	1.50%	$7.79

Class B	5.63	1,000.00	1,056.30	2.25	11.66

Class C	5.69	1,000.00	1,056.90	2.25	11.67

Class O	6.13	1,000.00	1,061.30	1.25	6.49

(1)	For the six months ended December 31, 2005.
(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	Expenses (net of voluntary fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Salomon Brothers Investment Series 2005 Annual Report       19

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

Salomon Brothers All Cap Value Fund	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(2)
Class A	5.00%	$1,000.00	$1,017.64	1.50%	$7.63

Class B	5.00	1,000.00	1,013.86	2.25	11.42

Class C	5.00	1,000.00	1,013.86	2.25	11.42

Class O	5.00	1,000.00	1,018.90	1.25	6.36

(1)	For the six months ended December 31, 2005.
(2)	Expenses (net of voluntary fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

20       Salomon Brothers Investment Series 2005 Annual Report

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payment; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2005 and held for the six months ended December 31, 2005.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

Salomon Brothers Balanced Fund	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratios	Expenses Paid During the Period(3)
Class A	3.71%	$1,000.00	$1,037.10	1.28%	$6.57

Class B	3.29	1,000.00	1,032.90	2.14	10.97

Class C	3.44	1,000.00	1,034.40	1.99	10.20

Class O	3.89	1,000.00	1,038.90	1.05	5.40

(1)	For the six months ended December 31, 2005.
(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Past performance is no guarantee of future results.
(3)	Expenses are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Salomon Brothers Investment Series 2005 Annual Report       21

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

Salomon Brothers Balanced Fund	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(2)
Class A	5.00%	$1,000.00	$1,018.75	1.28%	$6.51

Class B	5.00	1,000.00	1,014.42	2.14	10.87

Class C	5.00	1,000.00	1,015.17	1.99	10.11

Class O	5.00	1,000.00	1,019.91	1.05	5.35

(1)	For the six months ended December 31, 2005.
(2)	Expenses are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

22       Salomon Brothers Investment Series 2005 Annual Report

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payment; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2005 and held for the six months ended December 31, 2005.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

Salomon Brothers Capital Fund	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratios	Expenses Paid During the Period(3)
Class A	6.26%	$1,000.00	$1,062.60	1.18%	$6.13

Class B	5.79	1,000.00	1,057.90	2.07	10.74

Class C	5.85	1,000.00	1,058.50	2.02	10.48

Class O	6.56	1,000.00	1,065.60	0.70	3.64

Class Y	6.06	1,000.00	1,060.60	1.12	5.82

(1)	For the six months ended December 31, 2005.
(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Past performance is no guarantee of future results.
(3)	Expenses are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Salomon Brothers Investment Series 2005 Annual Report       23

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

Salomon Brothers Capital Fund	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(2)
Class A	5.00%	$1,000.00	$1,019.26	1.18%	$6.01

Class B	5.00	1,000.00	1,014.77	2.07	10.51

Class C	5.00	1,000.00	1,015.02	2.02	10.26

Class O	5.00	1,000.00	1,021.68	0.70	3.57

Class Y	5.00	1,000.00	1,019.56	1.12	5.70

(1)	For the six months ended December 31, 2005.
(2)	Expenses are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

24       Salomon Brothers Investment Series 2005 Annual Report

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payment; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2005 and held for the six months ended December 31, 2005.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

Salomon Brothers Investors Value Fund	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratios	Expenses Paid During the Period(3)
Class A	6.45%	$1,000.00	$1,064.50	0.96%	$5.00

Class B	5.95	1,000.00	1,059.50	1.94	10.07

Class C	5.96	1,000.00	1,059.60	1.84	9.55

Class O	6.64	1,000.00	1,066.40	0.60	3.13

Class Y	6.70	1,000.00	1,067.00	0.55	2.87

(1)	For the six months ended December 31, 2005.
(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sale charges with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Past performance is no guarantee of future results.
(3)	Expenses are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Salomon Brothers Investment Series 2005 Annual Report       25

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

Salomon Brothers Investors Value Fund	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(2)
Class A	5.00%	$1,000.00	$1,020.37	0.96%	$4.89

Class B	5.00	1,000.00	1,015.43	1.94	9.86

Class C	5.00	1,000.00	1,015.93	1.84	9.35

Class O	5.00	1,000.00	1,022.18	0.60	3.06

Class Y	5.00	1,000.00	1,022.43	0.55	2.80

(1)	For the six months ended December 31, 2005.
(2)	Expenses are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

26       Salomon Brothers Investment Series 2005 Annual Report

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payment; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2005 and held for the six months ended December 31, 2005.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

Salomon Brothers Large Cap Growth Fund	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratios	Expenses Paid During the Period(3)
Class A	9.70%	$1,000.00	$1,097.00	1.45%	$7.66

Class B	9.39	1,000.00	1,093.90	2.20	11.61

Class C	9.23	1,000.00	1,092.30	2.20	11.60

Class O	9.83	1,000.00	1,098.30	1.20	6.35

(1)	For the six months ended December 31, 2005.
(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	Expenses (net of voluntary fee waivers and/or expense reimbursement) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Salomon Brothers Investment Series 2005 Annual Report       27

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

Salomon Brothers Large Cap Growth Fund	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(2)
Class A	5.00%	$1,000.00	$1,017.90	1.45%	$7.37

Class B	5.00	1,000.00	1,014.12	2.20	11.17

Class C	5.00	1,000.00	1,014.12	2.20	11.17

Class O	5.00	1,000.00	1,019.16	1.20	6.11

(1)	For the six months ended December 31, 2005.
(2)	Expenses (net of voluntary fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

28       Salomon Brothers Investment Series 2005 Annual Report

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payment; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2005 and held for the six months ended December 31, 2005.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

Salomon Brothers Small Cap Growth Fund	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratios	Expenses Paid During the Period(3)
Class A	5.16%	$1,000.00	$1,051.60	1.15%	$5.95

Class B	4.61	1,000.00	1,046.10	2.20	11.35

Class C	4.72	1,000.00	1,047.20	2.06	10.63

Class O	5.34	1,000.00	1,053.40	0.86	4.45

Class Y	5.35	1,000.00	1,053.50	0.79	4.09

(1)	For the six months ended December 31, 2005.
(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Past performance is no guarantee of future results.
(3)	Expenses are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Salomon Brothers Investment Series 2005 Annual Report       29

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

Salomon Brothers Small Cap Growth Fund	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(2)
Class A	5.00%	$1,000.00	$1,019.41	1.15%	$5.85

Class B	5.00	1,000.00	1,014.12	2.20	11.17

Class C	5.00	1,000.00	1,014.82	2.06	10.46

Class O	5.00	1,000.00	1,020.87	0.86	4.38

Class Y	5.00	1,000.00	1,021.22	0.79	4.02

(1)	For the six months ended December 31, 2005.
(2)	Expenses are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

30       Salomon Brothers Investment Series 2005 Annual Report

Fund Performance

Salomon Brothers All Cap Value Fund

Average Annual Total Returns(1) (unaudited)

	Without Sales Charges(2)
	Class A	Class B	Class C	Class O
Twelve Months Ended 12/31/05	2.89%	2.18%	2.25%	3.21%

Three Years Ended 12/31/05	14.89	14.05	14.06	15.19

Inception* through 12/31/05	2.29	2.19	1.73	3.89

	With Sales Charges(3)
	Class A	Class B	Class C	Class O
Twelve Months Ended 12/31/05	(3.02)%	(2.82)%	1.25%	3.21%

Three Years Ended 12/31/05	12.66	13.28	14.06	15.19

Inception* through 12/31/05	0.76	1.73	1.73	3.89

Cumulative Total Returns(1) (unaudited)

Without Sales Charges(2)
Class A (Inception* through 12/31/05)	9.29%

Class B (Inception* through 12/31/05)	9.38

Class C (Inception* through 12/31/05)	7.03

Class O (Inception* through 12/31/05)	17.43

(1)	All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class B and C shares.
(3)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum sales charge of 5.75%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment and is reduced over time until no CDSC is incurred after six years. Class C shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.
*	Inception dates for Class A, B, C and O shares are January 25, 2002, November 8, 2001, January 17, 2002 and October 15, 2001, respectively.

Salomon Brothers Investment Series 2005 Annual Report       31

Fund Performance (continued)

Salomon Brothers Balanced Fund

Average Annual Total Returns(1) (unaudited)

	Without Sales Charges(2)
	Class A	Class B	Class C	Class O
Twelve Months Ended 12/31/05	2.73%	1.86%	2.02%	2.88%

Five Years Ended 12/31/05	4.63	3.84	3.87	4.93

Ten Years Ended 12/31/05	7.66	6.84	6.86	7.97

Inception* through 12/31/05	8.10	7.28	7.31	8.42

	With Sales Charges(3)
	Class A	Class B	Class C	Class O
Twelve Months Ended 12/31/05	(3.17)%	(3.07)%	1.03%	2.88%

Five Years Ended 12/31/05	3.40	3.50	3.87	4.93

Ten Years Ended 12/31/05	7.03	6.84	6.86	7.97

Inception* through 12/31/05	7.48	7.28	7.31	8.42

Cumulative Total Returns(1) (unaudited)

Without Sales Charges(2)
Class A (12/31/95 through 12/31/05)	109.28%

Class B (12/31/95 through 12/31/05)	93.86

Class C (12/31/95 through 12/31/05)	94.16

Class O (12/31/95 through 12/31/05)	115.27

(1)	All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class B and C shares.
(3)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum sales charge of 5.75%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment and is reduced over time until no CDSC is incurred after six years. Class C shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.
*	Inception date for Class A, B, C and O shares is September 11, 1995.

32       Salomon Brothers Investment Series 2005 Annual Report

Fund Performance (continued)

Salomon Brothers Capital Fund

Average Annual Total Returns(1) (unaudited)

	Without Sales Charges(2)
	Class A	Class B	Class C	Class O	Class Y
Twelve Months Ended 12/31/05	7.52%	6.59%	6.65%	8.01%	7.47%

Five Years Ended 12/31/05	6.22	5.34	5.35	6.67	N/A

Ten Years Ended 12/31/05	N/A	N/A	N/A	15.58	N/A

Inception* through 12/31/05	14.04	13.15	13.15	16.69	6.51

	With Sales Charges(3)
	Class A	Class B	Class C	Class O	Class Y
Twelve Months Ended 12/31/05	1.32%	1.82%	5.70%	8.01%	7.47%

Five Years Ended 12/31/05	4.97	5.01	5.35	6.67	N/A

Ten Years Ended 12/31/05	N/A	N/A	N/A	15.58	N/A

Inception* through 12/31/05	13.31	13.15	13.15	16.69	6.51

Cumulative Total Returns(1) (unaudited)

Without Sales Charges(2)
Class A (Inception* through 12/31/05)	233.43%

Class B (Inception* through 12/31/05)	210.13

Class C (Inception* through 12/31/05)	210.26

Class O (12/31/95 through 12/31/05)	325.40

Class Y (Inception* through 12/31/05)	36.35

(1)	All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class B and C shares.
(3)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum sales charge of 5.75%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment and is reduced over time until no CDSC is incurred after six years. Class C shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.
*	Inception date for Class A, B, and C shares is November 1, 1996. Inception dates for Class O shares and Class Y shares are December 17, 1976 and January 31, 2001, respectively.

Salomon Brothers Investment Series 2005 Annual Report       33

Fund Performance (continued)

Salomon Brothers Investors Value Fund

Average Annual Total Returns(1) (unaudited)

	Without Sales Charges(2)
	Class A	Class B	Class C	Class O	Class Y
Twelve Months Ended 12/31/05	6.15%	5.16%	5.20%	6.51%	6.59%

Five Years Ended 12/31/05	2.91	1.97	2.03	3.21	N/A

Ten Years Ended 12/31/05	10.84	9.92	9.96	11.14	N/A

Inception* through 12/31/05	12.88	11.96	12.00	12.13	4.18

	With Sales Charges(3)
	Class A	Class B	Class C	Class O	Class Y
Twelve Months Ended 12/31/05	0.06%	0.19%	4.21%	6.51%	6.59%

Five Years Ended 12/31/05	1.69	1.60	2.03	3.21	N/A

Ten Years Ended 12/31/05	10.19	9.92	9.96	11.14	N/A

Inception* through 12/31/05	12.28	11.96	12.00	12.13	4.18

Cumulative Total Returns(1) (unaudited)

Without Sales Charges(2)
Class A (12/31/95 through 12/31/05)	179.96%

Class B (12/31/95 through 12/31/05)	157.41

Class C (12/31/95 through 12/31/05)	158.47

Class O (12/31/95 through 12/31/05)	187.43

Class Y (Inception* through 12/31/05)	20.02

(1)	All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class B and C shares.
(3)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum sales charge of 5.75%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment and is reduced over time until no CDSC is incurred after six years. Class C shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.
*	Inception date for Class A, B and C shares is January 3, 1995. Inception dates for Class O and Y shares are December 31, 1988 and July 16, 2001, respectively.

34       Salomon Brothers Investment Series 2005 Annual Report

Fund Performance (continued)

Salomon Brothers Large Cap Growth Fund

Average Annual Total Returns(1) (unaudited)

	Without Sales Charges(2)
	Class A	Class B	Class C	Class O
Twelve Months Ended 12/31/05	4.77%	3.97%	3.97%	5.04%

Five Years Ended 12/31/05	(3.87)	(4.60)	(4.62)	(3.89)

Inception* through 12/31/05	(4.12)	(4.84)	(4.84)	(4.08)

	With Sales Charges(3)
	Class A	Class B	Class C	Class O
Twelve Months Ended 12/31/05	(1.28)%	(1.03)%	2.97%	5.04%

Five Years Ended 12/31/05	(5.00)	(4.99)	(4.62)	(3.89)

Inception* through 12/31/05	(5.04)	(4.84)	(4.84)	(4.08)

Cumulative Total Returns(1) (unaudited)

Without Sales Charges(2)
Class A (Inception* through 12/31/05)	(22.92)%

Class B (Inception* through 12/31/05)	(26.43)

Class C (Inception* through 12/31/05)	(26.43)

Class O (Inception* through 12/31/05)	(22.72)

(1)	All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class B and C shares.
(3)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum sales charge of 5.75%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment and is reduced over time until no CDSC is incurred after six years. Class C shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.
*	Inception date for Class A, B and C shares is October 25, 1999. Inception date for Class O shares is October 26, 1999.

Salomon Brothers Investment Series 2005 Annual Report       35

Fund Performance (continued)

Salomon Brothers Small Cap Growth Fund

Average Annual Total Returns(1) (unaudited)

	Without Sales Charges(2)
	Class A	Class B	Class C	Class O	Class Y
Twelve Months Ended 12/31/05	4.82%	3.82%	3.93%	5.14%	5.14%

Five Years Ended 12/31/05	2.71	1.77	1.90	2.92	N/A

Inception* through 12/31/05	12.25	11.28	11.39	12.50	14.07

	With Sales Charges(3)
	Class A	Class B	Class C	Class O	Class Y
Twelve Months Ended 12/31/05	(1.23)%	(0.93)%	2.98%	5.14%	5.14%

Five Years Ended 12/31/05	1.49	1.39	1.90	2.92	N/A

Inception* through 12/31/05	11.37	11.28	11.39	12.50	14.07

Cumulative Total Returns(1) (unaudited)

Without Sales Charges(2)
Class A (Inception* through 12/31/05)	138.00%

Class B (Inception* through 12/31/05)	122.95

Class C (Inception* through 12/31/05)	124.67

Class O (Inception* through 12/31/05)	141.93

Class Y (Inception* through 12/31/05)	16.57

(1)	All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class B and C shares.
(3)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum sales charge of 5.75%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment and is reduced over time until no CDSC is incurred after six years. Class C shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.
*	Inception date for Class A, B, C and O is July 1, 1998. Inception date for Class Y shares is November 1, 2004.

36       Salomon Brothers Investment Series 2005 Annual Report

Historical Performance (unaudited)

Value of $10,000 Invested in Class O Shares of the Salomon Brothers All Cap Value Fund vs. Russell 3000 Index† (October 2001 — December 2005)

†	Hypothetical illustration of $10,000 invested in Class O shares on October 15, 2001 (Commencement of operations), assuming reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2005. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represent approximately 98% of the U.S. equity market. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class O shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

Salomon Brothers Investment Series 2005 Annual Report       37

Historical Performance (unaudited) (continued)

Value of $10,000 Invested in Class A, B, C and O Shares of the Salomon Brothers Balanced Fund vs. Citigroup Broad Investment Grade Bond (“BIG”) Index, S&P 500 Index and 50% Citigroup Broad Investment Grade Bond Index and 50% S&P 500 Index† (December 1995 — December 2005)

†	Hypothetical illustration of $10,000 invested in Class A, B, C and O shares on December 31, 1995, assuming deduction of the maximum 5.75% sales charge of Class A shares, at the time of investment and reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2005. The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks. Big Index includes institutionally traded U.S. Treasury Bonds government-sponsored bond (U.S. Agency and supranational) mortgage-backed securities and corporate securities. The Indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

38       Salomon Brothers Investment Series 2005 Annual Report

Historical Performance (unaudited) (continued)

Value of $10,000 Invested in Class O Shares of the Salomon Brothers Capital Fund vs. Russell 3000 Index† (December 1995 — December 2005)

†	Hypothetical illustration of $10,000 invested in Class O shares on December 31, 1995, assuming reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2005. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represent approximately 98% of the U.S. equity market. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class O shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

Salomon Brothers Investment Series 2005 Annual Report       39

Historical Performance (unaudited) (continued)

Value of $10,000 Invested in Class O Shares of the Salomon Brothers Investors Value Fund vs. S&P 500 Index† (December 1995 — December 2005)

†	Hypothetical illustration of $10,000 invested in Class O shares on December 31, 1995, and reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2005. The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than Class O shares performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

40       Salomon Brothers Investment Series 2005 Annual Report

Historical Performance (unaudited) (continued)

Value of $10,000 Invested in Class A, B and C Shares of the Salomon Brothers Large Cap Growth Fund vs. Russell 1000 Growth Index† (October 1999 — December 2005)

†	Hypothetical illustration of $10,000 invested in Class A, B and C shares on October 25, 1999 (Commencement of operations), assuming deduction of the maximum 5.75% sales charge with respect to Class A shares, at the time of investment and reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2005. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other class may be greater or less than the Class A, B and C shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

Salomon Brothers Investment Series 2005 Annual Report       41

Historical Performance (unaudited) (continued)

Value of $10,000 Invested in Class A, B, C and O Shares of the Salomon Brothers Small Cap Growth Fund vs. Russell 2000 Growth Index†

(July 1998 — December 2005)

†	Hypothetical illustration of $10,000 invested in Class A, B, C and O shares on July 1, 1998 (Commencement of operations), assuming deduction of the maximum 5.75% sales charge with respect to Class A shares at the time of investment and reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2005. The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other class may be greater or less than the Class A, B, C and O shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

42       Salomon Brothers Investment Series 2005 Annual Report

Schedules of Investments (December 31, 2005)

SALOMON BROTHERS ALL CAP VALUE FUND

Shares	Security	Value

COMMON STOCKS — 92.1%
CONSUMER DISCRETIONARY — 14.7%
Auto Components — 0.9%
4,200	Lear Corp.	$119,532

Hotels, Restaurants & Leisure — 1.1%
2,700	Carnival Corp.	144,369

Leisure Equipment & Products — 1.8%
6,800	Hasbro Inc.	137,224
5,800	Mattel Inc.	91,756

	Total Leisure Equipment & Products	228,980

Media — 9.7%
525	CCE Spinco Inc. (a)*	6,877
4,200	Clear Channel Communications Inc.	132,090
6,400	Comcast Corp., Special Class A Shares*	164,416
18,000	Interpublic Group of Cos. Inc.*	173,700
15,200	News Corp., Class B Shares	252,472
10,600	Pearson PLC	125,247
12,600	Time Warner Inc.	219,744
7,800	Walt Disney Co.	186,966

	Total Media	1,261,512

Specialty Retail — 1.2%
3,800	Home Depot Inc.	153,824

	TOTAL CONSUMER DISCRETIONARY	1,908,217

CONSUMER STAPLES — 5.7%
Beverages — 0.5%
1,000	Molson Coors Brewing Co., Class B Shares	66,990

Food & Staples Retailing — 2.7%
900	Albertson’s Inc.	19,215
7,000	Safeway Inc.	165,620
3,400	Wal-Mart Stores Inc.	159,120

	Total Food & Staples Retailing	343,955

Food Products — 2.5%
4,100	Kraft Foods Inc., Class A Shares	115,374
8,400	Unilever PLC	83,227
3,200	Unilever PLC, Sponsored ADR	128,384

	Total Food Products	326,985

	TOTAL CONSUMER STAPLES	737,930

ENERGY — 9.1%
Energy Equipment & Services — 2.7%
2,600	Baker Hughes Inc.	158,028
4,100	GlobalSantaFe Corp.	197,415

	Total Energy Equipment & Services	355,443

Oil, Gas & Consumable Fuels — 6.4%
2,700	Anadarko Petroleum Corp.	255,825
500	BP PLC, Sponsored ADR	32,110
2,300	Chevron Corp.	130,571
1,100	ConocoPhillips	63,998
2,100	Exxon Mobil Corp.	117,957
1,000	Murphy Oil Corp.	53,990
7,300	Williams Cos. Inc.	169,141

	Total Oil, Gas & Consumable Fuels	823,592

	TOTAL ENERGY	1,179,035

See Notes to Financial Statements.

Salomon Brothers Investment Series 2005 Annual Report       43

Schedules of Investments (December 31, 2005) (continued)

Shares	Security	Value

FINANCIALS — 20.3%
Capital Markets — 3.1%
760	Ameriprise Financial Inc.	$31,160
300	Goldman Sachs Group Inc.	38,313
3,100	Merrill Lynch & Co. Inc.	209,963
2,200	State Street Corp.	121,968

	Total Capital Markets	401,404

Commercial Banks — 1.7%
16	Mitsubishi Tokyo Financial Group Inc.	217,170

Consumer Finance — 2.9%
3,800	American Express Co.	195,548
6,800	MBNA Corp.	184,620

	Total Consumer Finance	380,168

Diversified Financial Services — 2.3%
7,440	JPMorgan Chase & Co.	295,294

Insurance — 7.2%
1,800	Ambac Financial Group Inc.	138,708
2,400	American International Group Inc.	163,752
2,600	Chubb Corp.	253,890
17,900	CNA Surety Corp.*	260,803
1,400	Hartford Financial Services Group Inc.	120,246

	Total Insurance	937,399

Thrifts & Mortgage Finance — 3.1%
2,200	MGIC Investment Corp.	144,804
6,100	PMI Group Inc.	250,527

	Total Thrifts & Mortgage Finance	395,331

	TOTAL FINANCIALS	2,626,766

HEALTH CARE — 10.7%
Biotechnology — 1.3%
1,100	Amgen Inc.*	86,746
15,500	Aphton Corp.*	5,425
6,142	Enzo Biochem Inc.*	76,284

	Total Biotechnology	168,455

Pharmaceuticals — 9.4%
5,400	Abbott Laboratories	212,922
6,000	Bentley Pharmaceuticals Inc.*	98,460
900	Eli Lilly & Co.	50,931
3,500	GlaxoSmithKline PLC, Sponsored ADR	176,680
3,600	Johnson & Johnson	216,360
2,500	Novartis AG, Sponsored ADR	131,200
5,800	Pfizer Inc.	135,256
4,200	Wyeth	193,494

	Total Pharmaceuticals	1,215,303

	TOTAL HEALTH CARE	1,383,758

INDUSTRIALS — 7.9%
Aerospace & Defense — 3.9%
1,900	Boeing Co.	133,456
3,500	Honeywell International Inc.	130,375
6,100	Raytheon Co.	244,915

	Total Aerospace & Defense	508,746

See Notes to Financial Statements.

44       Salomon Brothers Investment Series 2005 Annual Report

Schedules of Investments (December 31, 2005) (continued)

Shares	Security	Value

Airlines — 1.4%
11,000	Southwest Airlines Co.	$180,730

Electrical Equipment — 1.2%
2,000	Emerson Electric Co.	149,400

Machinery — 1.4%
3,100	Caterpillar Inc.	179,087

	TOTAL INDUSTRIALS	1,017,963

INFORMATION TECHNOLOGY — 14.8%
Communications Equipment — 5.1%
14,600	Cisco Systems Inc.*	249,952
47,900	Lucent Technologies Inc.*	127,414
7,400	Motorola Inc.	167,166
6,700	Nokia Oyj, Sponsored ADR	122,610

	Total Communications Equipment	667,142

Computers & Peripherals — 0.8%
1,200	International Business Machines Corp.	98,640

Electronic Equipment & Instruments — 1.2%
4,600	Agilent Technologies Inc.*	153,134

Semiconductors & Semiconductor Equipment — 5.3%
7,900	Applied Materials Inc.	141,726
2,500	Novellus Systems Inc.*	60,300
500	Samsung Electronics Co., Ltd., GDR (b)	164,750
18,867	Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR*	186,972
4,100	Texas Instruments Inc.	131,487

	Total Semiconductors & Semiconductor Equipment	685,235

Software — 2.4%
8,600	Micromuse Inc.*	85,054
8,800	Microsoft Corp.	230,120

	Total Software	315,174

	TOTAL INFORMATION TECHNOLOGY	1,919,325

MATERIALS — 7.5%
Chemicals — 4.0%
3,200	Dow Chemical Co.	140,224
4,300	E.I. du Pont de Nemours & Co.	182,750
6,100	Engelhard Corp.	183,915
100	OM Group Inc.*	1,876

	Total Chemicals	508,765

Containers & Packaging — 0.4%
3,500	Smurfit-Stone Container Corp.*	49,595

Metals & Mining — 1.9%
4,800	Alcoa Inc.	141,936
2,700	RTI International Metals Inc.*	102,465
3,500	WGI Heavy Minerals Inc.*	3,602

	Total Metals & Mining	248,003

Paper & Forest Products — 1.2%
2,400	Weyerhaeuser Co.	159,216

	TOTAL MATERIALS	965,579

TELECOMMUNICATION SERVICES — 1.4%
Wireless Telecommunication Services — 1.4%
8,100	Vodafone Group PLC, Sponsored ADR	173,907

See Notes to Financial Statements.

Salomon Brothers Investment Series 2005 Annual Report       45

Schedules of Investments (December 31, 2005) (continued)

Shares	Security	Value

UTILITIES — 0.0%
Independent Power Producers & Energy Traders — 0.0%
1,100	Dynegy Inc., Class A Shares*	$5,324

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $9,902,604)	11,917,804

Face Amount
SHORT-TERM INVESTMENT — 8.3%
Repurchase Agreement — 8.3%
$1,074,000	Interest in $577,312,000 joint tri-party repurchase agreement dated 12/30/05 with Morgan Stanley, 4.250% due 1/3/06, Proceeds at maturity — $1,074,507; (Fully collateralized by various U.S. government agency obligations, 0.000% to 6.300% due 2/5/07 to 10/6/25; Market Value — $1,106,854) (Cost — $1,074,000)	1,074,000

	TOTAL INVESTMENTS — 100.4% (Cost — $10,976,604#)	12,991,804
	Liabilities in Excess of Other Assets — (0.4)%	(48,100)

	TOTAL NET ASSETS — 100.0%	$12,943,704

*	Non-income producing security.
(a)	Company changed name to Live Nation Inc.
(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors unless otherwise noted.
#	Aggregate cost for federal income tax purposes is $11,015,007.

Abbreviations used in this schedule:

ADR — American Depositary Receipt

GDR — Global Depositary Receipt

See Notes to Financial Statements.

46       Salomon Brothers Investment Series 2005 Annual Report

Schedules of Investments (December 31, 2005) (continued)

SALOMON BROTHERS BALANCED FUND

Face Amount	Security	Value

CORPORATE BONDS & NOTES — 12.9%
Aerospace & Defense — 0.3%
$ 250,000	Goodrich Corp., Notes, 7.500% due 4/15/08	$262,616

Auto Components — 0.4%
350,000	Johnson Controls Inc., Senior Unsecured Notes, 5.000% due 11/15/06	349,452

Building Products — 0.2%
225,000	Masco Corp., Bonds, 6.500% due 8/15/32	233,574

Capital Markets — 0.3%
350,000	Morgan Stanley, Subordinated Notes, 4.750% due 4/1/14	336,237

Commercial Banks — 0.6%
250,000	Standard Chartered Bank PLC, Subordinated Notes, 8.000% due 5/30/31 (a)	323,620
250,000	Webster Bank, Subordinated Notes, 5.875% due 1/15/13	256,555

	Total Commercial Banks	580,175

Diversified Financial Services — 3.4%
225,000	Capital One Financial Corp., Senior Notes, 4.800% due 2/21/12	218,584
325,000	Countrywide Home Loans Inc., Medium-Term Notes, Series L, 4.000% due 3/22/11	306,158
275,000	EnCana Holdings Finance Corp., 5.800% due 5/1/14	287,123
400,000	General Electric Capital Corp., Medium-Term Notes, Series A, 4.561% due 6/22/07 (b)	400,630
320,000	HSBC Finance Corp., Notes, 8.000% due 7/15/10	357,326
350,000	International Lease Finance Corp., Medium-Term Notes, Series O, 4.375% due 11/1/09	340,291
350,000	JPMorgan Chase & Co., Subordinated Notes, 5.750% due 1/2/13	361,467
375,000	Nationwide Building Society, Notes, 4.250% due 2/1/10 (a)	365,750
300,000	Pemex Finance Ltd., Notes, Series 2000-1, Class A-1, 9.030% due 2/15/11	327,838
350,000	Textron Financial Corp., Medium-Term Notes, Series E, 4.600% due 5/3/10	345,141

	Total Diversified Financial Services	3,310,308

Diversified Telecommunication Services — 0.7%
350,000	Singapore Telecommunications Ltd., Notes, 6.375% due 12/1/11 (a)	373,462
325,000	Verizon Florida Inc., Senior Unsecured Notes, Series F, 6.125% due 1/15/13	328,759

	Total Diversified Telecommunication Services	702,221

Electric Utilities — 0.6%
375,000	Alabama Power Co., Bonds, Series 1, 5.650% due 3/15/35	363,454
250,000	Entergy Gulf States Inc., First Mortgage, 5.700% due 6/1/15	245,108

	Total Electric Utilities	608,562

Energy Equipment & Services — 0.1%
1,000,000	Friede Goldman Halter Inc., 4.500% due 12/15/09 (c)	82,500

Food & Staples Retailing — 0.8%
200,000	Safeway Inc., Senior Debentures, 7.250% due 2/1/31	216,463
275,000	Wal-Mart Stores Inc., Senior Unsecured Notes, 7.550% due 2/15/30	351,995
200,000	YUM! Brands Inc., Senior Notes, 8.875% due 4/15/11	229,229

	Total Food & Staples Retailing	797,687

Health Care Providers & Services — 1.0%
225,000	HCA Inc., Notes, 7.125% due 6/1/06	227,970
200,000	Humana Inc., Senior Notes, 6.300% due 8/1/18	211,116
325,000	UnitedHealth Group Inc., Notes, 4.125% due 8/15/09	317,187
250,000	WellPoint Health Networks Inc., Notes, 6.375% due 6/15/06	251,685

	Total Health Care Providers & Services	1,007,958

Hotels, Restaurants & Leisure — 0.3%
225,000	Carnival Corp., Secured Notes, 3.750% due 11/15/07	220,040
25,000	HMH Properties Inc., Senior Secured Notes, Series B, 7.875% due 8/1/08	25,406

	Total Hotels, Restaurants & Leisure	245,446

See Notes to Financial Statements.

Salomon Brothers Investment Series 2005 Annual Report       47

Schedules of Investments (December 31, 2005) (continued)

Face Amount	Security	Value

Household Durables — 0.7%
$275,000	Centex Corp., Senior Notes, 5.125% due 10/1/13	$263,902
200,000	Holt Group Inc., Senior Notes, 9.750% due 1/15/06 (c)(d)(e)	0
200,000	Home Interiors & Gifts Inc., Senior Subordinated Notes, 10.125% due 6/1/08 (f)	141,000
300,000	MDC Holdings Inc., Senior Unsecured Notes, 5.500% due 5/15/13	291,047

	Total Household Durables	695,949

Insurance — 0.9%
350,000	Allstate Corp., Debentures, 6.750% due 5/15/18	388,052
300,000	Infinity Property & Casualty Corp., Senior Notes, Series B, 5.500% due 2/18/14	292,796
225,000	Unitrin Inc., Senior Notes, 4.875% due 11/1/10	221,003

	Total Insurance	901,851

Media — 0.5%
225,000	Comcast Cable Communications Holdings Inc., Notes, 8.375% due 3/15/13	260,792
250,000	News America Inc., 6.200% due 12/15/34	249,155

	Total Media	509,947

Multi-Utilities — 0.3%
300,000	United Utilities PLC, Bonds, 4.550% due 6/19/18	274,005

Paper & Forest Products — 0.2%
200,000	Weyerhaeuser Co., Debentures, 7.375% due 3/15/32	223,023

Real Estate — 0.6%
150,000	Boston Properties LP, Senior Notes, 6.250% due 1/15/13	157,581
225,000	iStar Financial Inc., Senior Notes, 6.000% due 12/15/10	228,714
250,000	Simon Property Group LP, Notes, 4.600% due 6/15/10	243,955

	Total Real Estate	630,250

Road & Rail — 0.3%
336,197	Union Pacific Corp., Pass-Through Certificates, Series 2004-1, 5.404% due 7/2/25	342,957

Thrifts & Mortgage Finance — 0.2%
150,000	Astoria Financial Corp., Notes, 5.750% due 10/15/12	153,491

Wireless Telecommunication Services — 0.5%
200,000	New Cingular Wireless Services Inc., Senior Notes, 8.750% due 3/1/31	265,753
225,000	Sprint Capital Corp., Notes, 8.375% due 3/15/12	261,088

	Total Wireless Telecommunication Services	526,841

	TOTAL CORPORATE BONDS & NOTES (Cost — $14,007,496)	12,775,050

CONVERTIBLE BONDS & NOTES — 5.7%
Airlines — 0.6%
600,000	Continental Airlines Inc., 4.500% due 2/1/07	562,500

Biotechnology — 2.1%
500,000	Enzon Pharmaceuticals Inc., Subordinated Notes, 4.500% due 7/1/08	451,250
400,000	InterMune Inc., Senior Notes, 0.250% due 3/1/11 (a)	354,000
500,000	Isis Pharmaceuticals Inc., 5.500% due 5/1/09	440,625
500,000	NPS Pharmaceuticals Inc., Senior Notes, 3.000% due 6/15/08	433,750
475,000	Oscient Pharmaceuticals Corp., 3.500% due 4/15/11	368,125

	Total Biotechnology	2,047,750

Commercial Services & Supplies — 0.5%
600,000	Allied Waste North America Inc., Senior Subordinated Debentures, 4.250% due 4/15/34	522,000

Communications Equipment — 1.1%
600,000	Ciena Corp., Senior Notes, 3.750% due 2/1/08	553,500
525,000	Nortel Networks Corp., 4.250% due 9/1/08	494,812

	Total Communications Equipment	1,048,312

See Notes to Financial Statements.

48       Salomon Brothers Investment Series 2005 Annual Report

Schedules of Investments (December 31, 2005) (continued)

Face Amount	Security	Value

Semiconductors & Semiconductor Equipment — 1.0%
$ 500,000	Amkor Technology Inc., 5.000% due 3/15/07	$474,375
500,000	Conexant Systems Inc., Subordinated Notes, 4.000% due 2/1/07 (g)	483,125

	Total Semiconductors & Semiconductor Equipment	957,500

Wireless Telecommunication Services — 0.4%
750,000	Liberty Media Corp., Senior Debentures, 4.000% due 11/15/29	443,438

	TOTAL CONVERTIBLE BONDS & NOTES (Cost — $5,661,235)	5,581,500

ASSET-BACKED SECURITIES — 3.8%
Automobiles — 2.2%
750,000	ARG Funding Corp., Series 2005-1A, Class A3, 4.290% due 4/20/11 (a)	727,804
750,000	Household Automotive Trust, Series 2003-2, Class A4, 3.020% due 12/17/10	734,665
725,000	Susquehanna Auto Lease Trust, Series 2005-1, Class A3, 4.430% due 6/16/08 (a)	719,562

	Total Automobiles	2,182,031

Diversified Financial Services — 0.8%
750,000	Atlantic City Electric Transition Funding LLC, Series 2002-1, Class A4, 5.550% due 10/20/23	780,826

Home Equity — 0.8%
396,711	Centex Home Equity Loan Trust, Series 2003-B, Class AF4, 3.235% due 2/25/32	392,225
330,919	Green Tree Financial Corp., Series 1997-6, Class A8, 7.070% due 1/15/29	342,059
64,027	Soundview Home Equity Loan Trust, Series 2000-1, Class A1F, 8.640% due 5/25/30	64,578

	Total Home Equity	798,862

	TOTAL ASSET-BACKED SECURITIES (Cost — $3,798,228)	3,761,719

MORTGAGE-BACKED SECURITIES — 18.1%
FHLMC — 4.3%
	Federal Home Loan Mortgage Corp. (FHLMC):
67,027	8.000% due 7/1/20	71,326
	Gold:
900,000	5.500%, 15 Year (h)(i)	905,344
72,331	6.500% due 3/1/26-5/1/26	74,477
1,000,000	5.500%, 30 Year (h)(i)	990,938
1,000,000	5.000%, 30 Year (h)(i)	968,125
1,225,000	6.000%, 30 Year (h)(i)	1,237,250

	Total FHLMC	4,247,460

Federal National Mortgage Association (FNMA) — 12.6%
	FNMA:
2,000,000	5.500% due 2/15/06	2,001,924
177,899	6.500% due 10/1/10-6/1/26	183,168
1,000,000	6.250% due 2/1/11	1,057,257
82,289	9.000% due 1/1/24	89,087
155,622	7.000% due 3/1/26-4/1/29	162,742
266,486	7.500% due 11/1/26	279,987
50,098	8.000% due 5/1/30-2/1/31	53,530
	Gold:
750,000	4.500%, 15 Year (h)(i)	729,844
265,000	4.500%, 30 Year (h)(i)	249,597
1,450,000	5.000%, 15 Year (h)(i)	1,434,594
2,100,000	5.000%, 30 Year (h)(i)	2,035,030
2,550,000	5.500%, 30 Year (h)(i)	2,525,296
880,000	6.000%, 30 Year (h)(i)	888,250
725,000	6.500%, 30 Year (h)(i)	743,805

	Total FNMA	12,434,111

See Notes to Financial Statements.

Salomon Brothers Investment Series 2005 Annual Report       49

Schedules of Investments (December 31, 2005) (continued)

Face Amount	Security	Value

Government National Mortgage Association (GNMA) — 1.2%
	GNMA:
$450,000	5.000%, 30 Year (h)(i)	$444,094
700,000	5.500%, 30 Year (h)(i)	704,375

	Total GNMA	1,148,469

	TOTAL MORTGAGE-BACKED SECURITIES (Cost — $17,717,868)	17,830,040

SOVEREIGN BONDS — 0.6%
Canada — 0.3%
300,000	Province of Ontario, Unsecured Note, 3.282% due 3/28/08	290,350

Mexico — 0.3%
300,000	Corporacion Andina de Fomento, Notes, 6.875% due 3/15/12	326,854

	TOTAL SOVEREIGN BONDS (Cost — $633,006)	617,204

Shares
COMMON STOCKS — 51.6%
CONSUMER DISCRETIONARY — 5.0%
Hotels, Restaurants & Leisure — 0.2%
6,000	McDonald’s Corp.	202,320

Media — 4.1%
17,270	Comcast Corp., Class A Shares*	448,329
133,400	News Corp., Class A Shares	2,074,370
56,400	Time Warner Inc.	983,616
14,700	Viacom Inc., Class A Shares	481,572

	Total Media	3,987,887

Specialty Retail — 0.7%
17,000	Home Depot Inc.	688,160

	TOTAL CONSUMER DISCRETIONARY	4,878,367

CONSUMER STAPLES — 4.4%
Beverages — 1.3%
13,000	Coca-Cola Co.	524,030
12,600	PepsiCo Inc.	744,408

	Total Beverages	1,268,438

Food & Staples Retailing — 2.2%
28,868	FHC Delaware Inc. (c)(d)*	137,123
43,800	Wal-Mart Stores Inc.	2,049,840

	Total Food & Staples Retailing	2,186,963

Household Products — 0.5%
9,500	Colgate-Palmolive Co.	521,075

Personal Products — 0.4%
12,400	Avon Products Inc.	354,020

	TOTAL CONSUMER STAPLES	4,330,496

ENERGY — 7.8%
Energy Equipment & Services — 2.6%
35,000	Halliburton Co.	2,168,600
4,000	Schlumberger Ltd.	388,600

	Total Energy Equipment & Services	2,557,200

See Notes to Financial Statements.

50       Salomon Brothers Investment Series 2005 Annual Report

Schedules of Investments (December 31, 2005) (continued)

Shares	Security	Value

Oil, Gas & Consumable Fuels — 5.2%
10,000	BP PLC, Sponsored ADR	$642,200
7,000	Chevron Corp.	397,390
33,000	Exxon Mobil Corp.	1,853,610
6,000	Royal Dutch Shell PLC, ADR, Class A Shares	368,940
30,000	Suncor Energy Inc.	1,893,900

	Total Oil, Gas & Consumable Fuels	5,156,040

	TOTAL ENERGY	7,713,240

FINANCIALS — 13.2%
Capital Markets — 3.2%
52,400	Bank of New York Co. Inc.	1,668,940
22,700	Merrill Lynch & Co. Inc.	1,537,471

	Total Capital Markets	3,206,411

Commercial Banks — 0.8%
18,000	Bank of America Corp.	830,700

Consumer Finance — 0.7%
12,500	American Express Co.	643,250

Diversified Financial Services — 2.0%
2,500	Ameriprise Financial Inc.	102,500
47,500	JPMorgan Chase & Co.	1,885,275

	Total Diversified Financial Services	1,987,775

Insurance — 3.5%
13,700	American International Group Inc.	934,751
466	Berkshire Hathaway Inc., Class B Shares*	1,367,943
12,000	Chubb Corp.	1,171,800

	Total Insurance	3,474,494

Real Estate — 3.0%
14,000	Arden Realty Inc.	627,620
35,000	Bedford Property Investors Inc.	767,900
7,500	Brandywine Realty Trust	209,325
14,800	Duke Realty Corp.	494,320
13,500	New Plan Excel Realty Trust Inc.	312,930
14,000	Reckson Associates Realty Corp.	503,720

	Total Real Estate	2,915,815

	TOTAL FINANCIALS	13,058,445

HEALTH CARE — 2.6%
Pharmaceuticals — 2.6%
8,000	Merck & Co. Inc.	254,480
40,200	Pfizer Inc.	937,464
15,500	Schering-Plough Corp.	323,175
23,500	Wyeth	1,082,645

	TOTAL HEALTH CARE	2,597,764

INDUSTRIALS — 5.3%
Air Freight & Logistics — 0.5%
6,200	United Parcel Service Inc., Class B Shares	465,930

Commercial Services & Supplies — 0.0%
4,310	Continental AFA Dispensing Co. (c)(d)*	23,705

Industrial Conglomerates — 3.1%
87,100	General Electric Co.	3,052,855

See Notes to Financial Statements.

Salomon Brothers Investment Series 2005 Annual Report       51

Schedules of Investments (December 31, 2005) (continued)

Shares	Security	Value

Road & Rail — 1.7%
21,000	Canadian National Railway Co.	$1,679,790

	TOTAL INDUSTRIALS	5,222,280

INFORMATION TECHNOLOGY — 9.2%
Communications Equipment — 1.9%
45,900	Cisco Systems Inc.*	785,808
50,000	Motorola Inc.	1,129,500

	Total Communications Equipment	1,915,308

Computers & Peripherals — 4.3%
2,028	Axiohm Transaction Solutions Inc. (c)(d)*	0
60,522	Hewlett-Packard Co.	1,732,745
31,000	International Business Machines Corp.	2,548,200

	Total Computers & Peripherals	4,280,945

Semiconductors & Semiconductor Equipment — 1.4%
10,379	Freescale Semiconductor Inc., Class B Shares*	261,239
45,200	Intel Corp.	1,128,192

	Total Semiconductors & Semiconductor Equipment	1,389,431

Software — 1.6%
58,200	Microsoft Corp.	1,521,930

	TOTAL INFORMATION TECHNOLOGY	9,107,614

MATERIALS — 1.3%
Chemicals — 0.4%
5,341	Monsanto Co.	414,088

Metals & Mining — 0.9%
27,900	Alcoa Inc.	825,003

	TOTAL MATERIALS	1,239,091

TELECOMMUNICATION SERVICES — 2.8%
Diversified Telecommunication Services — 2.8%
59,100	SBC Communications Inc.	1,447,359
44,160	Verizon Communications Inc.	1,330,099

	TOTAL TELECOMMUNICATION SERVICES	2,777,458

	TOTAL COMMON STOCKS (Cost — $41,366,489)	50,924,755

Face Amount
U.S. GOVERNMENT & AGENCY OBLIGATIONS — 5.3%
U.S. Government Obligations — 5.3%
	U.S. Treasury Bonds:
$ 923,000	6.125% due 8/15/29	1,124,582
165,000	5.375% due 2/15/31	185,393
	U.S. Treasury Notes:
1,000,000	3.375% due 2/15/08	979,727
400,000	3.375% due 10/15/09	386,391
2,600,000	4.250% due 8/15/13	2,577,557

	TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost — $5,243,378)	5,253,650

See Notes to Financial Statements.

52       Salomon Brothers Investment Series 2005 Annual Report

Schedules of Investments (December 31, 2005) (continued)

Shares	Security	Value

PREFERRED STOCK — 0.0%
FINANCIALS — 0.0%
Diversified Financial Services — 0.0%
321	TCR Holdings Corp.: Class B Shares, 0.000% (d)*	$0
177	Class C Shares, 0.000% (d)*	0
466	Class D Shares, 0.000% (d)*	1
964	Class E Shares, 0.000% (d)*	1

	TOTAL FINANCIALS	2

TELECOMMUNICATION SERVICES — 0.0%
Diversified Telecommunication Services — 0.0%
2,711	PTV Inc., Cumulative, Series A, 10.000%	5,693

	TOTAL PREFERRED STOCK (Cost — $115)	5,695

CONVERTIBLE PREFERRED STOCKS — 1.5%
FINANCIALS — 1.1%
Real Estate — 0.6%
10,000	Host Marriott Finance Trust, 6.750% due 12/2/26	628,750

Thrifts & Mortgage Finance — 0.5%
10,000	Sovereign Capital Trust IV, 4.375% due 3/1/34	440,000

	TOTAL FINANCIALS	1,068,750

INDUSTRIALS — 0.4%
Trading Companies & Distributors — 0.4%
10,000	United Rentals Trust I, 6.500% due 8/1/28	427,500

	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost — $1,411,102)	1,496,250

Warrants
WARRANTS — 0.0%
229,655	ContiFinancial Corp., Liquidating Trust, Units of Interest (Represents interest in a trust in the liquidation of ContiFinancial Corp. and its affiliates) (d)	2,827
2,373	Lucent Technologies Inc., 12/10/07*	1,341

	TOTAL WARRANTS (Cost — $0)	4,168

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $89,838,917)	98,250,031

Face Amount
SHORT-TERM INVESTMENTS — 14.8%
Repurchase Agreements — 14.6%
$14,231,000	Interest in $570,630,000 joint tri-party repurchase agreement dated 12/30/05 with Banc of America Securities LLC, 4.250% due 1/3/06; Proceeds at maturity — $14,237,720; (Fully collateralized by various U.S. government agency obligations, 0.000% to 6.500% due 1/30/06 to 8/7/28; Market value — $14,515,627) (g)	14,231,000
228,000	Interest in $405,369,000 joint tri-party repurchase agreement dated 12/30/05 with Greenwich Capital Markets Inc., 4.280% due 1/3/06; Proceeds at maturity — $228,108; (Fully collateralized by various U.S. government obligations, 0.000% to 9.375% due 1/11/06 to 11/15/30; Market value — $232,561)	228,000

	Total Repurchase Agreements	14,459,000

See Notes to Financial Statements.

Salomon Brothers Investment Series 2005 Annual Report       53

Schedules of Investments (December 31, 2005) (continued)

Shares	Security	Value

Securities Purchased from Securities Lending Collateral — 0.2%
180,625	State Street Navigator Securities Lending Trust Prime Portfolio (Cost — $180,625)	$180,625

	TOTAL SHORT-TERM INVESTMENTS (Cost — $14,639,625)	14,639,625

	TOTAL INVESTMENTS — 114.3% (Cost — $104,478,542#)	112,889,656
	Liabilities in Excess of Other Assets — (14.3)%	(14,119,809)

	TOTAL NET ASSETS — 100.0%	$98,769,847

*	Non-income producing security.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Variable rate security. Coupon rates disclosed are those which are in effect at December 31, 2005.

(c)	Security is valued in good faith at fair value by or under the direction of the Board of Directors (See Note 1).

(d)	Illiquid Security.

(e)	Security is currently in default.

(f)	All or a portion of this security is on loan (See Notes 1 and 3).

(g)	All or a portion of this security is segregated for extended settlements, To-be-announced Basis (“TBA’s”) and mortgage dollar rolls.

(h)	This security is traded on a TBA basis (See Note 1).

(i)	All or a portion of this security is acquired under mortgage dollar roll agreement (See Notes 1 and 3).

#	Aggregate cost for federal income tax purposes is $104,296,898.

Abbreviation used in this schedule:

ADR — American Depositary Receipt

See Notes to Financial Statements.

54       Salomon Brothers Investment Series 2005 Annual Report

Schedules of Investments (December 31, 2005) (continued)

SALOMON BROTHERS CAPITAL FUND INC.

Shares	Security	Value

COMMON STOCKS — 91.6%
CONSUMER DISCRETIONARY — 8.4%
Hotels, Restaurants & Leisure — 4.6%
1,254,700	McDonald’s Corp.	$42,308,484
510,500	Station Casinos Inc.	34,611,900

	Total Hotels, Restaurants & Leisure	76,920,384

Media — 2.3%
2,139,600	SES Global SA, FDR	37,473,633

Specialty Retail — 1.5%
693,200	Bed Bath & Beyond Inc.*	25,059,180

	TOTAL CONSUMER DISCRETIONARY	139,453,197

CONSUMER STAPLES — 5.7%
Food & Staples Retailing — 2.6%
466,286	FHC Delaware Inc. (a)(b)*	2,214,859
873,300	Wal-Mart Stores Inc.	40,870,440

	Total Food & Staples Retailing	43,085,299

Food Products — 1.0%
520,900	Hormel Foods Corp.	17,023,012

Tobacco — 2.1%
457,500	Altria Group Inc.	34,184,400

	TOTAL CONSUMER STAPLES	94,292,711

ENERGY — 5.5%
Energy Equipment & Services — 4.2%
552,900	ENSCO International Inc.	24,521,115
710,700	National-Oilwell Varco Inc.*	44,560,890

	Total Energy Equipment & Services	69,082,005

Oil, Gas & Consumable Fuels — 1.3%
681,700	OPTI Canada Inc.*	22,316,985

	TOTAL ENERGY	91,398,990

EXCHANGE TRADED FUNDS — 7.7%
263,000	iShares Russell 2000 Growth Index Fund	18,320,580
310,000	iShares S&P SmallCap 600 Index Fund	17,918,000
1,234,200	Nasdaq-100 Index Tracking Stock	49,886,364
333,000	SPDR Trust Series 1	41,461,830

	TOTAL EXCHANGE TRADED FUNDS	127,586,774

FINANCIALS — 12.2%
Capital Markets — 3.1%
763,000	Merrill Lynch & Co. Inc.	51,677,990

Consumer Finance — 3.1%
590,300	Capital One Financial Corp.	51,001,920

Insurance — 6.0%
933,200	Aon Corp.	33,548,540
874,100	Assurant Inc.	38,014,609
323	Berkshire Hathaway Inc., Class A Shares*	28,624,260

	Total Insurance	100,187,409

	TOTAL FINANCIALS	202,867,319

See Notes to Financial Statements.

Salomon Brothers Investment Series 2005 Annual Report       55

Schedules of Investments (December 31, 2005) (continued)

Shares	Security	Value

HEALTH CARE — 16.4%
Biotechnology — 0.6%
550,500	Nektar Therapeutics*	$9,061,230
61,108	Vertex Pharmaceuticals Inc.*	1,690,858

	Total Biotechnology	10,752,088

Health Care Providers & Services — 9.8%
1,160,649	Coventry Health Care Inc.*	66,110,567
554,400	Omnicare Inc.	31,722,768
743,160	UnitedHealth Group Inc.	46,179,963
229,100	WellPoint Inc.*	18,279,889

	Total Health Care Providers & Services	162,293,187

Pharmaceuticals — 6.0%
1,290,600	Abbott Laboratories	50,888,358
350,500	Sepracor Inc.*	18,085,800
662,000	Wyeth	30,498,340

	Total Pharmaceuticals	99,472,498

	TOTAL HEALTH CARE	272,517,773

INDUSTRIALS — 5.3%
Aerospace & Defense — 3.3%
374,800	Boeing Co.	26,325,952
701,900	Raytheon Co.	28,181,285

	Total Aerospace & Defense	54,507,237

Building Products — 2.0%
1,106,800	Masco Corp.	33,414,292

	TOTAL INDUSTRIALS	87,921,529

INFORMATION TECHNOLOGY — 17.6%
Communications Equipment — 7.5%
2,404,500	Cisco Systems Inc.*	41,165,040
1,692,465	Comverse Technology Inc.*	45,002,644
2,071,900	Nokia Oyj, Sponsored ADR	37,915,770

	Total Communications Equipment	124,083,454

Computers & Peripherals — 2.1%
569,000	SanDisk Corp.*	35,744,580

Electronic Equipment & Instruments — 0.9%
828,900	Photon Dynamics Inc.*	15,152,292

Internet Software & Services — 1.0%
39,900	Google Inc., Class A Shares*	16,552,914

IT Services — 2.3%
244,500	Infosys Technologies Ltd., Sponsored ADR	19,770,270
863,300	Wright Express Corp.*	18,992,600

	Total IT Services	38,762,870

Semiconductors & Semiconductor Equipment — 3.2%
1,750,700	Altera Corp.*	32,440,471
2,188,300	Entegris Inc.*	20,613,786

	Total Semiconductors & Semiconductor Equipment	53,054,257

Software — 0.6%
1,082,400	Novell Inc.*	9,557,592

	TOTAL INFORMATION TECHNOLOGY	292,907,959

See Notes to Financial Statements.

56       Salomon Brothers Investment Series 2005 Annual Report

Schedules of Investments (December 31, 2005) (continued)

Shares	Security	Value

MATERIALS — 4.1%
Metals & Mining — 4.1%
2,434,400	Barrick Gold Corp.	$67,846,728

TELECOMMUNICATION SERVICES — 4.4%
Wireless Telecommunication Services — 4.4%
580,500	Motient Corp.*	12,132,450
2,655,317	Sprint Nextel Corp.	62,028,205

	Total Wireless Telecommunication Services	74,160,655

UTILITIES — 4.3%
Independent Power Producers & Energy Traders — 2.2%
768,000	NRG Energy Inc.*	36,188,160

Multi-Utilities — 2.1%
797,100	Sempra Energy	35,741,964

	TOTAL UTILITIES	71,930,124

	TOTAL COMMON STOCKS (Cost — $1,327,247,969)	1,522,883,759

Face Amount
CORPORATE BONDS & NOTES — 0.3%
CONSUMER DISCRETIONARY — 0.3%
Media — 0.3%
$9,100,000	CCHI Holdings LLC, Senior Accreting Notes, step bond to yield 16.292% due 5/15/14 (c) (Cost — $6,878,859)	5,096,000

CONVERTIBLE NOTES — 0.2%
ENERGY — 0.2%
Energy Equipment & Services — 0.2%
31,570,000	Friede Goldman Halter Inc., Notes 4.500% due 12/15/09 (a)(d) (Cost — $11,433,375)	2,604,525

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $1,345,560,203)	1,530,584,284

SHORT-TERM INVESTMENTS — 5.4%
Repurchase Agreements — 5.4%
20,219,000	Interest in $1,010,317,000 joint tri-party repurchase agreement dated 12/30/05 with Goldman, Sachs & Co., 4.270% due 1/3/06, Proceeds at maturity — $20,228,593; (Fully collateralized by various U.S. Treasury obligations, 2.375% to 3.875% due 1/15/08 to 4/15/32; Market value — $20,627,921)	20,219,000
35,000,000	Interest in $577,312,000 joint tri-party repurchase agreement dated 12/30/05 with Morgan Stanley, 4.250% due 1/3/06, Proceeds at maturity — $35,016,528; (Fully collateralized by various U.S. government agency obligations, 0.000% to 6.300% due 2/5/07 to 10/6/25; Market value — $36,070,669)	35,000,000
35,000,000	Interest in $599,979,000 joint tri-party repurchase agreement dated 12/30/05 with Merrill Lynch, Pierce, Fenner & Smith Inc., 4.250% due 1/3/06, Proceeds at maturity — $35,016,528; (Fully collateralized by various U.S. Treasury obligations, 0.000% to 4.500% due 1/5/06 to 11/15/15; Market value — $35,700,249)	35,000,000

	TOTAL SHORT-TERM INVESTMENTS (Cost — $90,219,000)	90,219,000

	TOTAL INVESTMENTS — 97.5% (Cost — $1,435,779,203#)	1,620,803,284
	Other Assets in Excess of Liabilities — 2.5%	41,603,440

	TOTAL NET ASSETS — 100.0%	$1,662,406,724

*	Non-income producing security.
(a)	Security is valued in good faith at fair value by or under the direction of the Board of Directors (See Note 1).
(b)	Illiquid Security.
(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.
(d)	Security is currently in default.
#	Aggregate cost for federal income tax purposes is $1,438,945,974.

Abbreviations used in this schedule:

ADR   — American Depositary Receipt

FDR   — Foreign Depositary Receipt

SPDR — Standard & Poor’s Depositary Receipts

See Notes to Financial Statements.

Salomon Brothers Investment Series 2005 Annual Report       57

Schedules of Investments (December 31, 2005) (continued)

SALOMON BROTHERS INVESTORS VALUE FUND INC.

Shares	Security	Value

COMMON STOCKS — 103.0%
CONSUMER DISCRETIONARY — 12.9%
Hotels, Restaurants & Leisure — 2.0%
1,019,300	McDonald’s Corp.	$34,370,796

Household Durables — 1.1%
828,100	Newell Rubbermaid Inc.	19,692,218

Media — 7.6%
636,100	EchoStar Communications Corp., Class A Shares*	17,282,837
	Liberty Global Inc.:
283,385	Series A Shares*	6,376,163
134,285	Series C Shares*	2,846,842
2,506,000	Liberty Media Corp., Class A Shares*	19,722,220
2,798,300	News Corp., Class B Shares	46,479,763
662,100	SES Global SA, FDR	11,596,229
1,765,500	Time Warner Inc.	30,790,320

	Total Media	135,094,374

Multiline Retail — 2.2%
383,100	J.C. Penney Co. Inc.	21,300,360
327,800	Target Corp.	18,019,166

	Total Multiline Retail	39,319,526

	TOTAL CONSUMER DISCRETIONARY	228,476,914

CONSUMER STAPLES — 11.0%
Food & Staples Retailing — 4.7%
2,589,400	Kroger Co.*	48,887,872
731,400	Wal-Mart Stores Inc.	34,229,520

	Total Food & Staples Retailing	83,117,392

Food Products — 1.1%
1,049,500	Sara Lee Corp.	19,835,550

Household Products — 1.7%
517,400	Kimberly-Clark Corp.	30,862,910

Tobacco — 3.5%
820,300	Altria Group Inc.	61,292,816

	TOTAL CONSUMER STAPLES	195,108,668

ENERGY — 10.3%
Energy Equipment & Services — 2.7%
245,800	ENSCO International Inc.	10,901,230
503,200	GlobalSantaFe Corp.	24,229,080
205,400	Halliburton Co.	12,726,584

	Total Energy Equipment & Services	47,856,894

Oil, Gas & Consumable Fuels — 7.6%
661,400	Marathon Oil Corp.	40,325,558
147,100	Nexen Inc.	7,006,373
321,700	Royal Dutch Shell PLC, ADR, Class A Shares	19,781,333
289,400	Suncor Energy Inc.	18,269,822
400,400	Total SA, Sponsored ADR	50,610,560

	Total Oil, Gas & Consumable Fuels	135,993,646

	TOTAL ENERGY	183,850,540

FINANCIALS — 32.3%
Capital Markets — 4.4%
229,000	Goldman Sachs Group Inc.	29,245,590
730,700	Merrill Lynch & Co. Inc.	49,490,311

	Total Capital Markets	78,735,901

See Notes to Financial Statements.

58       Salomon Brothers Investment Series 2005 Annual Report

Schedules of Investments (December 31, 2005) (continued)

Shares	Security	Value

Commercial Banks — 8.7%
1,431,278	Bank of America Corp.	$66,053,480
619,100	U.S. Bancorp	18,504,899
564,400	Wachovia Corp.	29,834,184
643,800	Wells Fargo & Co.	40,449,954

	Total Commercial Banks	154,842,517

Consumer Finance — 5.0%
561,600	American Express Co.	28,899,936
553,800	Capital One Financial Corp.	47,848,320
431,300	MBNA Corp.	11,709,795

	Total Consumer Finance	88,458,051

Diversified Financial Services — 2.2%
993,560	JPMorgan Chase & Co.	39,434,396

Insurance — 6.7%
677,600	American International Group Inc.	46,232,648
242,200	Chubb Corp.	23,650,830
340,700	Loews Corp.	32,315,395
375,600	St. Paul Travelers Cos. Inc.	16,778,052

	Total Insurance	118,976,925

Real Estate — 1.9%
567,600	Equity Office Properties Trust	17,215,308
401,800	Equity Residential	15,718,416

	Total Real Estate	32,933,724

Thrifts & Mortgage Finance — 3.4%
448,600	Freddie Mac	29,316,010
463,200	Golden West Financial Corp.	30,571,200

	Total Thrifts & Mortgage Finance	59,887,210

	TOTAL FINANCIALS	573,268,724

HEALTH CARE — 11.4%
Health Care Providers & Services — 4.3%
655,900	UnitedHealth Group Inc.	40,757,626
447,600	WellPoint Inc.*	35,714,004

	Total Health Care Providers & Services	76,471,630

Pharmaceuticals — 7.1%
576,800	Abbott Laboratories	22,743,224
346,100	Johnson & Johnson	20,800,610
526,500	Novartis AG, Sponsored ADR	27,630,720
1,158,600	Pfizer Inc.	27,018,552
640,400	Sanofi-Aventis, ADR	28,113,560

	Total Pharmaceuticals	126,306,666

	TOTAL HEALTH CARE	202,778,296

INDUSTRIALS — 7.7%
Aerospace & Defense — 5.0%
569,200	Boeing Co.	39,980,608
528,100	Raytheon Co.	21,203,215
497,300	United Technologies Corp.	27,804,043

	Total Aerospace & Defense	88,987,866

Commercial Services & Supplies — 1.1%
368,400	Avery Dennison Corp.	20,361,468

Industrial Conglomerates — 1.6%
363,700	Textron Inc.	27,997,626

	TOTAL INDUSTRIALS	137,346,960

See Notes to Financial Statements.

Salomon Brothers Investment Series 2005 Annual Report       59

Schedules of Investments (December 31, 2005) (continued)

Shares	Security	Value

INFORMATION TECHNOLOGY — 5.7%
Communications Equipment — 3.5%
688,900	Comverse Technology Inc.*	$18,317,851
1,672,700	Nokia Oyj, Sponsored ADR	30,610,410
4,331,300	Nortel Networks Corp.*	13,253,778

	Total Communications Equipment	62,182,039

Computers & Peripherals — 1.1%
233,800	International Business Machines Corp.	19,218,360

Software — 1.1%
731,700	Microsoft Corp.	19,133,955

	TOTAL INFORMATION TECHNOLOGY	100,534,354

MATERIALS — 2.4%
Chemicals — 2.4%
298,300	Air Products & Chemicals Inc.	17,656,377
579,800	E.I. du Pont de Nemours & Co.	24,641,500

	TOTAL MATERIALS	42,297,877

TELECOMMUNICATION SERVICES — 7.3%
Diversified Telecommunication Services — 2.0%
1,464,010	AT&T Inc.	35,853,605

Wireless Telecommunication Services — 5.3%
579,100	ALLTEL Corp.	36,541,210
2,444,053	Sprint Nextel Corp.	57,093,078

	Total Wireless Telecommunication Services	93,634,288

	TOTAL TELECOMMUNICATION SERVICES	129,487,893

UTILITIES — 2.0%
Multi-Utilities — 2.0%
808,000	Sempra Energy	36,230,720

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $1,467,636,812)	1,829,380,946

Face Amount
SHORT-TERM INVESTMENTS — 2.9%
Repurchase Agreements — 2.9%
$10,924,000	Interest in $1,010,317,000 joint tri-party repurchase agreement dated 12/30/05 with Goldman, Sachs & Co., 4.270% due 1/3/06; Proceeds at maturity — $10,929,183; (Fully collateralized by various U.S. Treasury obligations, 2.375% to 3.875% due 1/15/08 to 4/15/32; Market value — $11,144,933)	10,924,000
20,000,000	Interest in $599,979,000 joint tri-party repurchase agreement dated 12/30/05 with Merrill Lynch, Pierce, Fenner & Smith Inc., 4.250% due 1/3/06; Proceeds at maturity — $20,009,444; (Fully collateralized by various U.S. Treasury obligations, 0.000% to 4.500% due 1/5/06 to 11/15/15; Market value — $20,400,142)	20,000,000
20,000,000	Interest in $577,312,000 joint tri-party repurchase agreement dated 12/30/05 with Morgan Stanley, 4.250% due 1/3/06; Proceeds at maturity — $20,009,444; (Fully collateralized by various U.S. government agency obligations, 0.000% to 6.300% due 2/5/07 to 10/6/25; Market value — $20,611,811)	20,000,000

	TOTAL SHORT-TERM INVESTMENTS (Cost — $50,924,000)	50,924,000

	TOTAL INVESTMENTS — 105.9% (Cost — $1,518,560,812#)	1,880,304,946
	Liabilities in Excess of Other Assets — (5.9)%	(105,183,942)

	TOTAL NET ASSETS — 100.0%	$1,775,121,004

*	Non-income producing security.

#	Aggregate cost for federal income tax purposes is $1,524,496,782.

Abbreviations used in this schedule:

ADR — American Depositary Receipt

FDR — Foreign Depositary Receipt

See Notes to Financial Statements.

60       Salomon Brothers Investment Series 2005 Annual Report

Schedules of Investments (December 31, 2005) (continued)

SALOMON BROTHERS LARGE CAP GROWTH FUND

Shares	Security	Value

COMMON STOCKS — 101.7%
CONSUMER DISCRETIONARY — 22.6%
Internet & Catalog Retail — 12.1%
7,400	Amazon.com Inc.*	$348,910
3,700	eBay Inc.*	160,025
2,050	Expedia Inc.*	49,118
3,850	IAC/InterActiveCorp.*	108,993

	Total Internet & Catalog Retail	667,046

Media — 5.7%
11,100	Time Warner Inc.	193,584
5,100	Walt Disney Co.	122,247

	Total Media	315,831

Specialty Retail — 4.8%
2,100	Bed Bath & Beyond Inc.*	75,915
4,660	Home Depot Inc.	188,637

	Total Specialty Retail	264,552

	TOTAL CONSUMER DISCRETIONARY	1,247,429

CONSUMER STAPLES — 10.4%
Beverages — 4.3%
3,100	Coca-Cola Co.	124,961
1,900	PepsiCo Inc.	112,252

	Total Beverages	237,213

Food Products — 2.3%
1,900	Wm. Wrigley Jr. Co.	126,331

Household Products — 3.8%
3,643	Procter & Gamble Co.	210,857

	TOTAL CONSUMER STAPLES	574,401

FINANCIALS — 13.0%
Capital Markets — 7.1%
3,400	Merrill Lynch & Co. Inc.	230,282
2,801	Morgan Stanley	158,929

	Total Capital Markets	389,211

Insurance — 5.9%
2,200	American International Group Inc.	150,106
2	Berkshire Hathaway Inc., Class A Shares*	177,240

	Total Insurance	327,346

	TOTAL FINANCIALS	716,557

HEALTH CARE — 22.5%
Biotechnology — 14.6%
3,730	Amgen Inc.*	294,148
3,700	Biogen Idec Inc.*	167,721
3,700	Genentech Inc.*	342,250

	Total Biotechnology	804,119

Pharmaceuticals — 7.9%
2,700	Eli Lilly & Co.	152,793
2,050	Johnson & Johnson	123,205
6,936	Pfizer Inc.	161,747

	Total Pharmaceuticals	437,745

	TOTAL HEALTH CARE	1,241,864

See Notes to Financial Statements.

Salomon Brothers Investment Series 2005 Annual Report       61

Schedules of Investments (December 31, 2005) (continued)

Shares	Security	Value

INDUSTRIALS — 2.4%
Industrial Conglomerates — 2.4%
3,698	General Electric Co.	$129,615

INFORMATION TECHNOLOGY — 30.8%
Communications Equipment — 9.9%
6,510	Cisco Systems Inc.*	111,451
5,200	Juniper Networks Inc.*	115,960
9,300	Motorola Inc.	210,087
2,500	QUALCOMM Inc.	107,700

	Total Communications Equipment	545,198

Computers & Peripherals — 1.8%
3,246	Dell Inc.*	97,347

Internet Software & Services — 3.9%
4,200	Akamai Technologies Inc.*	83,706
3,300	Yahoo! Inc.*	129,294

	Total Internet Software & Services	213,000

Semiconductors & Semiconductor Equipment — 7.7%
5,610	Intel Corp.	140,026
7,400	Texas Instruments Inc.	237,318
2,000	Xilinx Inc.	50,420

	Total Semiconductors & Semiconductor Equipment	427,764

Software — 7.5%
2,800	Electronic Arts Inc.*	146,468
5,520	Microsoft Corp.	144,348
4,600	Red Hat Inc.*	125,304

	Total Software	416,120

	TOTAL INFORMATION TECHNOLOGY	1,699,429

	TOTAL INVESTMENTS — 101.7% (Cost — $5,065,577#)	5,609,295
	Liabilities in Excess of Other Assets — (1.7)%	(93,599)

	TOTAL NET ASSETS — 100.0%	$5,515,696

*	Non-income producing security.

#	Aggregate cost for federal income tax purposes is $5,275,346.

See Notes to Financial Statements.

62       Salomon Brothers Investment Series 2005 Annual Report

Schedules of Investments (December 31, 2005) (continued)

SALOMON BROTHERS SMALL CAP GROWTH FUND

Shares	Security	Value

COMMON STOCKS — 93.7%
CONSUMER DISCRETIONARY — 12.1%
Hotels, Restaurants & Leisure — 4.8%
176,500	CKE Restaurants Inc.	$2,384,515
106,121	Ctrip.com International Ltd., ADR	6,128,488
89,800	Outback Steakhouse Inc.	3,736,578
74,700	PF Chang’s China Bistro Inc.*	3,707,361
90,700	Station Casinos Inc.	6,149,460
154,500	Steak ‘n Shake Co.*	2,618,775

	Total Hotels, Restaurants & Leisure	24,725,177

Household Durables — 0.6%
295,900	Tempur-Pedic International Inc.*	3,402,850

Leisure Equipment & Products — 1.1%
172,700	Marvel Entertainment Inc.*	2,828,826
76,400	SCP Pool Corp.	2,843,608

	Total Leisure Equipment & Products	5,672,434

Media — 3.1%
243,800	R.H. Donnelley Corp.*	15,022,956
65,800	Regal Entertainment Group, Class A Shares	1,251,516

	Total Media	16,274,472

Multiline Retail — 0.8%
162,500	Family Dollar Stores Inc.	4,028,375

Specialty Retail — 1.7%
161,400	Cabela’s Inc., Class A Shares*	2,679,240
128,250	Men’s Wearhouse Inc.*	3,775,680
167,100	West Marine Inc.*	2,336,058

	Total Specialty Retail	8,790,978

	TOTAL CONSUMER DISCRETIONARY	62,894,286

CONSUMER STAPLES — 2.9%
Food Products — 1.3%
140,300	Hain Celestial Group Inc.*	2,968,748
133,200	United Natural Foods Inc.*	3,516,480

	Total Food Products	6,485,228

Household Products — 0.6%
163,900	Spectrum Brands Inc.*	3,328,809

Personal Products — 1.0%
291,600	Nu Skin Enterprises Inc., Class A Shares	5,126,328

	TOTAL CONSUMER STAPLES	14,940,365

ENERGY — 7.2%
Energy Equipment & Services — 5.2%
21,600	Atwood Oceanics Inc.*	1,685,448
316,600	Bronco Drilling Co. Inc.*	7,284,966
74,350	CARBO Ceramics Inc.	4,202,262
411,700	Grey Wolf Inc.*	3,182,441
511,200	Key Energy Services Inc.*	6,885,864
41,820	Todco, Class A Shares	1,591,669
57,100	Universal Compression Holdings Inc.*	2,347,952

	Total Energy Equipment & Services	27,180,602

See Notes to Financial Statements.

Salomon Brothers Investment Series 2005 Annual Report       63

Schedules of Investments (December 31, 2005) (continued)

Shares	Security	Value

Oil, Gas & Consumable Fuels — 2.0%
64,700	Cheniere Energy Inc.*	$2,408,134
63,800	OPTI Canada Inc.*	2,088,637
220,350	Range Resources Corp.	5,804,019

	Total Oil, Gas & Consumable Fuels	10,300,790

	TOTAL ENERGY	37,481,392

FINANCIALS — 7.4%
Capital Markets — 0.8%
50,800	Affiliated Managers Group Inc.*	4,076,700

Commercial Banks — 3.1%
15,800	City National Corp.	1,144,552
107,400	Cullen/Frost Bankers Inc.	5,765,232
117,600	East-West Bancorp Inc.	4,291,224
56,500	UCBH Holdings Inc.	1,010,220
72,100	Westamerica Bancorporation	3,826,347

	Total Commercial Banks	16,037,575

Insurance — 0.6%
203,500	Universal American Financial Corp.*	3,068,780

Real Estate — 2.6%
36,600	Alexandria Real Estate Equities Inc.	2,946,300
33,900	BioMed Realty Trust Inc.	827,160
10,200	CenterPoint Properties Trust	504,696
57,600	Cousins Properties Inc.	1,630,080
56,400	Global Signal Inc.	2,434,224
43,300	Gramercy Capital Corp.	986,374
88,000	PS Business Parks Inc.	4,329,600

	Total Real Estate	13,658,434

Thrifts & Mortgage Finance — 0.3%
20,500	Downey Financial Corp.	1,401,995

	TOTAL FINANCIALS	38,243,484

HEALTH CARE — 16.2%
Biotechnology — 7.6%
289,600	Abgenix Inc.*	6,229,296
150,400	Arena Pharmaceuticals Inc.*	2,138,688
198,600	CV Therapeutics Inc.*	4,911,378
202,200	InterMune Inc.*	3,396,960
325,600	Nektar Therapeutics*	5,359,376
1,319,500	Oscient Pharmaceuticals Corp.*	2,995,265
552,500	Panacos Pharmaceuticals Inc.*	3,828,825
246,700	Protein Design Labs Inc.*	7,011,214
160,800	Tanox Inc.*	2,632,296
28,800	Vertex Pharmaceuticals Inc.*	796,896

	Total Biotechnology	39,300,194

Health Care Equipment & Supplies — 3.3%
96,700	Advanced Medical Optics Inc.*	4,042,060
52,100	Cooper Cos. Inc.	2,672,730
107,600	Cytyc Corp.*	3,037,548
272,400	DJ Orthopedics Inc.*	7,512,792

	Total Health Care Equipment & Supplies	17,265,130

Health Care Providers & Services — 4.4%
153,600	Health Net Inc.*	7,918,080
174,800	LifePoint Hospitals Inc.*	6,555,000
71,500	Manor Care Inc.	2,843,555
137,500	WellCare Health Plans Inc.*	5,616,875

	Total Health Care Providers & Services	22,933,510

See Notes to Financial Statements.

64       Salomon Brothers Investment Series 2005 Annual Report

Schedules of Investments (December 31, 2005) (continued)

Shares	Security	Value

Pharmaceuticals — 0.9%
175,300	Andrx Corp.*	$2,887,191
115,400	Avanir Pharmaceuticals, Class A*	396,976
246,504	Ista Pharmaceuticals Inc.*	1,567,765

	Total Pharmaceuticals	4,851,932

	TOTAL HEALTH CARE	84,350,766

INDUSTRIALS — 8.7%
Aerospace & Defense — 0.5%
83,200	Aviall, Inc.*	2,396,160

Building Products — 1.0%
82,000	ElkCorp	2,760,120
60,000	NCI Building Systems, Inc.*	2,548,800

	Total Building Products	5,308,920

Commercial Services & Supplies — 2.1%
129,300	Herman Miller Inc.	3,644,967
134,800	IHS Inc., Class A Shares*	2,766,096
264,600	Steelcase Inc., Class A Shares	4,188,618

	Total Commercial Services & Supplies	10,599,681

Construction & Engineering — 1.2%
236,400	Chicago Bridge & Iron Co. NV, New York Shares	5,959,644

Electrical Equipment — 0.1%
21,100	Suntech Power Holdings Co. Ltd., ADR*	574,975

Machinery — 1.5%
121,600	IDEX Corp.	4,998,976
138,800	Stewart & Stevenson Services Inc.	2,932,844

	Total Machinery	7,931,820

Trading Companies & Distributors — 2.3%
301,100	MSC Industrial Direct Co. Inc., Class A Shares	12,110,242

	TOTAL INDUSTRIALS	44,881,442

INFORMATION TECHNOLOGY — 26.4%
Communications Equipment — 1.8%
237,700	ADC Telecommunications Inc.*	5,310,218
276,500	Polycom Inc.*	4,230,450

	Total Communications Equipment	9,540,668

Computers & Peripherals — 1.8%
339,800	Electronics for Imaging Inc.*	9,042,078

Electronic Equipment & Instruments — 1.5%
340,500	Dolby Laboratories Inc., Class A Shares*	5,805,525
33,900	Mettler-Toledo International Inc.*	1,871,280

	Total Electronic Equipment & Instruments	7,676,805

Internet Software & Services — 7.1%
431,222	Digitas Inc.*	5,398,899
29,518	Hurray! Holding Co. Ltd., ADR*	265,367
124,800	Jupitermedia Corp.*	1,844,544
224,500	Openwave Systems Inc.*	3,922,015
1,091,600	RealNetworks Inc.*	8,470,816
719,300	SkillSoft PLC, ADR*	3,956,150
456,200	Sohu.com Inc.*	8,366,708
628,600	webMethods Inc.*	4,846,506

	Total Internet Software & Services	37,071,005

See Notes to Financial Statements.

Salomon Brothers Investment Series 2005 Annual Report       65

Schedules of Investments (December 31, 2005) (continued)

Shares	Security	Value

IT Services — 1.4%
48,100	Patni Computer Systems Ltd., ADR*	$1,114,958
447,500	Sapient Corp.*	2,546,275
163,300	Wright Express Corp.*	3,592,600

	Total IT Services	7,253,833

Semiconductors & Semiconductor Equipment — 8.7%
1,246,100	Applied Micro Circuits Corp.*	3,202,477
327,371	ASE Test Ltd.*	2,569,862
172,500	Atheros Communications*	2,242,500
706,462	ChipMOS TECHNOLOGIES (Bermuda) Ltd.*	4,097,480
105,200	Cymer Inc.*	3,735,652
178,134	Emcore Corp.*	1,321,754
292,200	Entegris Inc.*	2,752,524
326,300	Micrel Inc.*	3,785,080
156,000	PortalPlayer Inc.*	4,417,920
936,500	RF Micro Devices Inc.*	5,066,465
173,400	Silicon Image Inc.*	1,569,270
5,170,700	Zarlink Semiconductor Inc.*	10,599,935

	Total Semiconductors & Semiconductor Equipment	45,360,919

Software — 4.1%
75,750	Hyperion Solutions Corp.*	2,713,365
193,800	Kongzhong Corp., ADR*	2,422,500
78,500	Salesforce.com Inc.*	2,515,925
117,500	Take-Two Interactive Software, Inc.*	2,079,750
75,850	The9 Ltd., ADR*	1,159,747
991,800	TIBCO Software Inc.*	7,408,746
202,000	Wind River Systems Inc.*	2,983,540

	Total Software	21,283,573

	TOTAL INFORMATION TECHNOLOGY	137,228,881

MATERIALS — 4.8%
Chemicals — 3.3%
65,600	Cytec Industries Inc.	3,124,528
114,700	Minerals Technologies Inc.	6,410,583
60,400	Scotts Miracle-Gro Co., Class A Shares	2,732,496
198,100	Senomyx Inc.*	2,400,972
93,300	Valspar Corp.	2,301,711

	Total Chemicals	16,970,290

Metals & Mining — 1.5%
127,100	Apex Silver Mines Ltd.*	2,020,890
236,900	Compass Minerals International Inc.	5,813,526

	Total Metals & Mining	7,834,416

	TOTAL MATERIALS	24,804,706

TELECOMMUNICATION SERVICES — 7.1%
Diversified Telecommunication Services — 1.7%
753,100	Cincinnati Bell Inc.*	2,643,381
298,900	Citizens Communications Co.	3,655,547
34,800	Commonwealth Telephone Enterprises Inc.	1,175,196
5,100	New Skies Satellites Holdings Ltd.	111,027
56,500	PanAmSat Holding Corp.	1,384,250

	Total Diversified Telecommunication Services	8,969,401

See Notes to Financial Statements.

66       Salomon Brothers Investment Series 2005 Annual Report

Schedules of Investments (December 31, 2005) (continued)

Shares	Security	Value

Wireless Telecommunication Services — 5.4%
574,887	American Tower Corp., Class A Shares*	$15,579,438
600,600	Dobson Communications Corp., Class A Shares*	4,504,500
125,700	Nextel Partners Inc., Class A Shares*	3,512,058
287,500	WiderThan Co. Ltd., ADR*	4,355,625

	Total Wireless Telecommunication Services	27,951,621

	TOTAL TELECOMMUNICATION SERVICES	36,921,022

UTILITIES — 0.9%
Electric Utilities — 0.9%
170,300	ITC Holdings Corp.	4,783,727

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $419,080,101)	486,530,071

Face Amount
SHORT-TERM INVESTMENT — 7.3%
Repurchase Agreement — 7.3%
$37,736,000	Interest in $570,630,000 joint tri-party repurchase agreement dated 12/30/05 with Banc of America Securities LLC, 4.250% due 1/3/06; Proceeds at maturity — $37,753,820; (Fully collateralized by various U.S. government agency obligations, 0.000% to 6.500% due 1/30/06 to 8/7/28; Market value — $38,490,740) (Cost — $37,736,000)	$37,736,000

	TOTAL INVESTMENTS — 101.0% (Cost — $456,816,101#)	524,266,071
	Liabilities in Excess of Other Assets — (1.0)%	(5,154,993)

	TOTAL NET ASSETS — 100.0%	$519,111,078

*	Non-income producing security.
#	Aggregate cost for federal income tax purposes is $458,027,511.

Abbreviation used in this schedule:

ADR — American Depositary Receipt

See Notes to Financial Statements.

Salomon Brothers Investment Series 2005 Annual Report       67

Statements of Assets and Liabilities (December 31, 2005)

	Salomon Brothers All Cap Value Fund	Salomon Brothers Balanced Fund	Salomon Brothers Capital Fund
ASSETS:
Investments, at cost	$9,902,604	$90,019,542	$1,345,560,203
Repurchase agreement, at cost	1,074,000	14,459,000	90,219,000
Foreign currency, at cost	—	—	95,438

Investments, at value	$11,917,804	$98,430,656	$1,530,584,284
Repurchase agreement, at value	1,074,000	14,459,000	90,219,000
Foreign currency, at value	—	—	94,633
Cash	780	689	327
Dividends and interest receivable	14,749	618,500	1,456,386
Receivable for securities sold	3,930	727,425	52,653,821
Receivable for Fund shares sold	500	455,084	7,218,003
Prepaid expenses	23,690	7,636	54,257

Total Assets	13,035,453	114,698,990	1,682,280,711

LIABILITIES:
Payable for securities purchased	19,060	14,528,872	10,032,115
Management fees payable	4,088	51,281	796,864
Payable for Fund shares repurchased	3,505	970,236	7,261,882
Transfer agent fees payable	843	31,303	524,331
Distribution fees payable	677	48,950	850,932
Directors’ fees payable	253	3,183	29,910
Payable for loaned securities collateral	—	180,625	—
Dividends payable	—	30,246	—
Deferred dollar roll income	—	5,713	—
Accrued expenses	63,323	78,734	377,953

Total Liabilities	91,749	15,929,143	19,873,987

Total Net Assets	$12,943,704	$98,769,847	$1,662,406,724

NET ASSETS:
Par value (Note 8)	$890	$7,642	$57,919
Paid-in capital in excess of par value	11,072,682	90,252,507	1,431,015,019
Undistributed net investment income	—	19,696	—
Accumulated net realized gain (loss) on investments, futures contracts and foreign currency transactions	(145,068)	78,914	46,315,904
Net unrealized appreciation on investments and foreign currencies	2,015,200	8,411,088	185,017,882

Total Net Assets	$12,943,704	$98,769,847	$1,662,406,724

Shares Outstanding:
Class A	32,196	4,169,738	11,967,988

Class B	25,341	1,435,679	14,329,809

Class C	21,581	1,896,388	18,153,793

Class O	810,789	140,285	13,435,720

Class Y	—	—	32,126

Net Asset Value:
Class A*	$14.51	$12.96	$29.50

Class B (offering price per share)*	$14.08	$12.84	$27.72

Class C (offering price per share)*	$14.11	$12.90	$27.80

Class O (offering price and redemption price per share)	$14.57	$13.08	$30.25

Class Y (offering price and redemption price per share)	—	—	$32.31

Maximum Public Offering Price Per Share:
Class A (based on maximum sales charge of 5.75%)	$15.40	$13.75	$31.30

*	Redemption price per share is equal to net asset value less any applicable CDSC (See Note 2).

See Notes to Financial Statements.

68       Salomon Brothers Investment Series 2005 Annual Report

Statements of Assets and Liabilities (December 31, 2005) (continued)

	Salomon Brothers Investors Value Fund	Salomon Brothers Large Cap Growth Fund	Salomon Brothers Small Cap Growth Fund
ASSETS:
Investments, at cost	$1,467,636,812	$5,065,577	$419,080,101
Repurchase agreement, at cost	50,924,000	—	37,736,000

Investments, at value	$1,829,380,946	$5,609,295	$486,530,071
Repurchase agreement, at value	50,924,000	—	37,736,000
Cash	391	—	750
Receivable for securities sold	102,136,980	—	1,787,651
Receivable for Fund shares sold	7,008,557	5,634	1,294,488
Dividends and interest receivable	2,599,919	3,388	146,988
Receivable from manager	—	17,333	—
Prepaid expenses	21,651	19,462	17,813

Total Assets	1,992,072,444	5,655,112	527,513,761

LIABILITIES:
Payable for Fund shares repurchased	166,185,448	23,437	3,065,525
Payable for securities purchased	47,630,711	—	4,641,512
Management fees payable	2,523,145	—	332,006
Transfer agent fees payable	169,380	5,545	98,020
Distribution fees payable	145,729	3,649	148,991
Directors’ fees payable	13,595	1,109	1,335
Dividends payable	2,063	—	—
Due to custodian	—	38,775	—
Accrued expenses	281,369	66,901	115,294

Total Liabilities	216,951,440	139,416	8,402,683

Total Net Assets	$1,775,121,004	$5,515,696	$519,111,078

NET ASSETS:
Par value (Note 8)	$87,063	$740	$35,051
Paid-in capital in excess of par value	1,413,499,008	9,007,900	456,242,023
Undistributed net investment income	—	—	32,594
Accumulated net realized loss on investments, futures contracts and foreign currency transactions	(208,197)	(4,036,662)	(4,648,560)
Net unrealized appreciation on investments and foreign currencies	361,743,130	543,718	67,449,970

Total Net Assets	$1,775,121,004	$5,515,696	$519,111,078

Shares Outstanding:
Class A	15,372,387	237,028	24,444,815

Class B	1,842,282	271,419	1,976,761

Class C	2,631,550	224,326	3,937,106

Class O	26,520,023	7,181	193,097

Class Y	40,696,445	—	4,499,351

Net Asset Value:
Class A*	$20.43	$7.69	$14.98

Class B (offering price per share)*	$19.98	$7.34	$13.84

Class C (offering price per share)*	$20.05	$7.34	$13.97

Class O (offering price and redemption price per share)	$20.40	$7.71	$15.28

Class Y (offering price and redemption price per share)	$20.41	—	$15.04

Maximum Public Offering Price Per Share:
Class A (based on maximum sales charge of 5.75%)	$21.68	$8.16	$15.89

*	Redemption price per share is equal to net asset value less any applicable CDSC (See Note 2).

See Notes to Financial Statements.

Salomon Brothers Investment Series 2005 Annual Report       69

Statements of Operations (For the year ended December 31, 2005)

	Salomon Brothers All Cap Value Fund	Salomon Brothers Balanced Fund	Salomon Brothers Capital Fund
INVESTMENT INCOME:
Dividends	$171,694	$1,163,002	$15,273,779
Interest	37,924	2,600,357	4,023,569
Income from securities lending	618	18,247	224,515
Less: Foreign taxes withheld	(2,378)	(6,258)	(249,121)

Total Investment Income	207,858	3,775,348	19,272,742

EXPENSES:
Management fees (Note 2)	94,165	601,943	9,012,580
Registration fees	51,036	57,207	91,187
Legal fees	42,976	41,833	72,200
Audit and tax	26,860	36,323	49,413
Custody fees	25,483	41,117	272,613
Shareholder reports (Note 6)	8,724	80,524	745,083
Distribution fees (Notes 2 and 6 )	8,714	638,939	9,748,295
Transfer agent fees (Notes 2 and 6)	3,677	182,901	2,639,782
Directors’ fees	1,237	7,717	100,458
Administration fees (Note 2)	—	50,060	—
Interest expense (Note 5)	—	—	896,476
Insurance	—	—	14,086
Miscellaneous expenses	88	9,454	36,122

Total Expenses	262,960	1,748,018	23,678,295
Less: Management fee waivers and expense reimbursements (Note 2)	(97,085)	—	—

Net Expenses	165,875	1,748,018	23,678,295

Net Investment Income (Loss)	41,983	2,027,330	(4,405,553)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investment transactions	192,013	1,251,372	185,897,766
Futures contracts	—	—	437,350
Foreign currency transactions	78	(302)	(108,306)

Net Realized Gain	192,091	1,251,070	186,226,810

Change in Net Unrealized Appreciation/Depreciation From:
Investments	164,597	(1,144,366)	(70,858,336)
Foreign currencies	—	(86)	(23,018)

Change in Net Unrealized Appreciation/Depreciation	164,597	(1,144,452)	(70,881,354)

Net Gain on Investments, Futures Contracts and Foreign Currencies	356,688	106,618	115,345,456

Increase in Net Assets From Operations	$398,671	$2,133,948	$110,939,903

See Notes to Financial Statements.

70       Salomon Brothers Investment Series 2005 Annual Report

Statements of Operations (For the year ended December 31, 2005) (continued)

	Salomon Brothers Investors Value Fund	Salomon Brothers Large Cap Growth Fund	Salomon Brothers Small Cap Growth Fund
INVESTMENT INCOME:
Dividends	$37,445,904	$51,365	$3,012,231
Interest	2,061,928	125	1,141,018
Income from securities lending	386,444	—	307,111
Less: Foreign taxes withheld	(735,381)	—	(5,118)

Total Investment Income	39,158,895	51,490	4,455,242

EXPENSES:
Management fees (Note 2)	9,619,094	42,460	3,399,127
Distribution fees (Notes 2 and 6)	1,748,131	45,943	1,679,100
Transfer agent fees (Notes 2 and 6)	767,733	20,605	445,904
Shareholder reports (Note 6)	278,456	914	119,541
Custody fees	225,236	13,205	87,117
Legal fees	196,620	46,351	51,352
Directors’ fees	81,391	5,010	18,136
Registration fees	58,623	42,002	62,226
Audit and tax	50,183	28,348	33,802
Insurance	26,225	—	3,893
Administration fees (Note 2)	—	2,261	219,080
Miscellaneous expenses	26,064	4,787	10,086

Total Expenses	13,077,756	251,886	6,129,364
Less: Management fee waivers and expense reimbursements (Note 2)	—	(134,223)	—

Net Expenses	13,077,756	117,663	6,129,364

Net Investment Income (Loss)	26,081,139	(66,173)	(1,674,122)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investment transactions	87,404,180	(201,320)	30,835,565
Futures contracts	—	—	22,500
Foreign currency transactions	(11,466)	—	—

Net Realized Gain (Loss)	87,392,714	(201,320)	30,858,065

Change in Net Unrealized Appreciation/Depreciation From:
Investments	7,881,369	438,104	(6,396,208)
Foreign currencies	(1,004)	—	—

Change in Net Unrealized Appreciation/Depreciation	7,880,365	438,104	(6,396,208)

Net Gain on Investments, Futures Contracts and Foreign Currencies	95,273,079	236,784	24,461,857

Increase in Net Assets From Operations	$121,354,218	$170,611	$22,787,735

See Notes to Financial Statements.

Salomon Brothers Investment Series 2005 Annual Report       71

Statements of Changes in Net Assets (For the years ended December 31,)

Salomon Brothers All Cap Value Fund	2005	2004
OPERATIONS:
Net investment income	$41,983	$12,050
Net realized gains	192,091	470,284
Change in net unrealized appreciation/depreciation	164,597	254,072

Increase in Net Assets From Operations	398,671	736,406

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 7):
Net investment income	(45,000)	(16,633)

Decrease in Net Assets From Distributions to Shareholders	(45,000)	(16,633)

FUND SHARE TRANSACTIONS (NOTE 8):
Net proceeds from sale of shares	366,318	920,414
Reinvestment of distributions	44,935	16,633
Cost of shares repurchased	(624,228)	(384,218)

Increase (Decrease) in Net Assets From Fund Share Transactions	(212,975)	552,829

Increase in Net Assets	140,696	1,272,602
NET ASSETS:
Beginning of year	12,803,008	11,530,406

End of year*	$12,943,704	$12,803,008

* Includes undistributed net investment income of:	—	$502

See Notes to Financial Statements.

72       Salomon Brothers Investment Series 2005 Annual Report

Statements of Changes in Net Assets (For the years ended December 31,) (continued)

Salomon Brothers Balanced Fund	2005	2004
OPERATIONS:
Net investment income	$2,027,330	$2,580,521
Net realized gains	1,251,070	3,060,990
Change in net unrealized appreciation/depreciation	(1,144,452)	2,285,366

Increase in Net Assets From Operations	2,133,948	7,926,877

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 7):
Net investment income	(2,662,172)	(2,343,359)
Net realized gains	(1,246,705)	(3,309,310)

Decrease in Net Assets From Distributions to Shareholders	(3,908,877)	(5,652,669)

FUND SHARE TRANSACTIONS (NOTE 8):
Net proceeds from sale of shares	13,806,839	43,296,680
Reinvestment of distributions	3,525,046	5,104,585
Cost of shares repurchased	(38,694,190)	(50,201,353)

Decrease in Net Assets From Fund Share Transactions	(21,362,305)	(1,800,088)

Increase (Decrease) in Net Assets	(23,137,234)	474,120
NET ASSETS:
Beginning of year	121,907,081	121,432,961

End of year*	$98,769,847	$121,907,081

* Includes undistributed net investment income of:	$19,696	$447,569

See Notes to Financial Statements.

Salomon Brothers Investment Series 2005 Annual Report       73

Statements of Changes in Net Assets (For the years ended December 31,) (continued)

Salomon Brothers Capital Fund Inc.	2005	2004
OPERATIONS:
Net investment loss	$(4,405,553)	$(7,257,553)
Net realized gains	186,226,810	191,673,902
Change in net unrealized appreciation/depreciation	(70,881,354)	11,749,930

Increase in Net Assets From Operations	110,939,903	196,166,279

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 7):
Net realized gains	(171,641,401)	(24,879,813)

Decrease in Net Assets From Distributions to Shareholders	(171,641,401)	(24,879,813)

FUND SHARE TRANSACTIONS (NOTE 8):
Net proceeds from sale of shares	250,819,753	250,440,206
Reinvestment of distributions	153,743,783	22,131,147
Cost of shares repurchased	(284,533,885)	(428,294,110)

Increase (Decrease) in Net Assets From Fund Share Transactions	120,029,651	(155,722,757)

Increase in Net Assets	59,328,153	15,563,709
NET ASSETS:
Beginning of year	1,603,078,571	1,587,514,862

End of year	$1,662,406,724	$1,603,078,571

See Notes to Financial Statements.

74       Salomon Brothers Investment Series 2005 Annual Report

Statements of Changes in Net Assets (For the years ended December 31,) (continued)

Salomon Brothers Investors Value Fund Inc.	2005	2004
OPERATIONS:
Net investment income	$26,081,139	$29,154,593
Net realized gain	87,392,714	98,379,761
Change in net unrealized appreciation/depreciation	7,880,365	54,982,947

Increase in Net Assets From Operations	121,354,218	182,517,301

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 7):
Net investment income	(26,069,673)	(28,527,990)
Net realized gains	(104,539,761)	(21,478,871)

Decrease in Net Assets From Distributions to Shareholders	(130,609,434)	(50,006,861)

FUND SHARE TRANSACTIONS (NOTE 8):
Net proceeds from sale of shares	262,960,069	326,588,064
Reinvestment of distributions	120,611,860	45,357,075
Cost of shares repurchased	(512,538,747)	(291,407,743)

Increase (Decrease) in Net Assets From Fund Share Transactions	(128,966,818)	80,537,396

Increase (Decrease) in Net Assets	(138,222,034)	213,047,836
NET ASSETS:
Beginning of year	1,913,343,038	1,700,295,202

End of year*	$1,775,121,004	$1,913,343,038

* Includes undistributed net investment income of:	—	$189,460

See Notes to Financial Statements.

Salomon Brothers Investment Series 2005 Annual Report       75

Statements of Changes in Net Assets (For the years ended December 31,) (continued)

Salomon Brothers Large Cap Growth Fund	2005	2004
OPERATIONS:
Net investment loss	$(66,173)	$(61,605)
Net realized gain (loss)	(201,320)	400,544
Change in net unrealized appreciation/depreciation	438,104	(513,847)

Increase (Decrease) in Net Assets From Operations	170,611	(174,908)

FUND SHARE TRANSACTIONS (NOTE 8):
Net proceeds from sale of shares	720,103	1,982,132
Cost of shares repurchased	(2,270,663)	(4,389,010)

Decrease in Net Assets From Fund Share Transactions	(1,550,560)	(2,406,878)

Decrease in Net Assets	(1,379,949)	(2,581,786)
NET ASSETS:
Beginning of year	6,895,645	9,477,431

End of year	$5,515,696	$6,895,645

See Notes to Financial Statements.

76       Salomon Brothers Investment Series 2005 Annual Report

Statements of Changes in Net Assets (For the years ended December 31,) (continued)

Salomon Brothers Small Cap Growth Fund	2005	2004
OPERATIONS:
Net investment loss	$(1,674,122)	$(1,192,390)
Net realized gain	30,858,065	41,013,590
Change in net unrealized appreciation/depreciation	(6,396,208)	18,744,159

Increase in Net Assets From Operations	22,787,735	58,565,359

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 7):
Net realized gains	(41,532,683)	—

Decrease in Net Assets From Distributions to Shareholders	(41,532,683)	—

FUND SHARE TRANSACTIONS (NOTE 8):
Net proceeds from sale of shares	131,936,737	167,178,779
Reinvestment of distributions	39,382,714	—
Cost of shares repurchased	(115,714,239)	(98,424,298)

Increase in Net Assets From Fund Share Transactions	55,605,212	68,754,481

Increase in Net Assets	36,860,264	127,319,840
NET ASSETS:
Beginning of year	482,250,814	354,930,974

End of year*	$519,111,078	$482,250,814

* Includes undistributed net investment income of:	$32,594	$244,369

See Notes to Financial Statements.

Salomon Brothers Investment Series 2005 Annual Report       77

Financial Highlights

Salomon Brothers All Cap Value Fund

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Class A Shares(1)	2005	2004	2003	2002(2)
Net Asset Value, Beginning of Year	$14.12	$13.33	$9.58	$13.30

Income (Loss) From Operations:
Net investment income (loss)	0.02	(0.01)	(0.02)	0.02
Net realized and unrealized gain (loss)	0.39	0.80	3.77	(3.73)

Total Income (Loss) From Operations	0.41	0.79	3.75	(3.71)

Less Distributions From:
Net investment income	(0.02)	—	—	—
Net realized gains	—	—	—	(0.01)

Total Distributions	(0.02)	—	—	(0.01)

Net Asset Value, End of Year	$14.51	$14.12	$13.33	$9.58

Total Return(3)	2.89%	5.93%	39.14%	(27.93)%

Net Assets, End of Year (000s)	$467	$555	$441	$119

Ratios to Average Net Assets:
Gross expenses	2.71%	2.71%	2.57%	3.56	%(4)
Net expenses(5)(6)	1.50	1.50	1.50	1.50	(4)
Net investment income (loss)	0.16	(0.07)	(0.16)	(0.17	)(4)

Portfolio Turnover Rate	32%	32%	28%	42%

(1)	Per share amounts have been calculated using the average shares method.

(2)	For the period January 25, 2002 (inception date) to December 31, 2002.

(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(4)	Annualized.

(5)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 1.50%.

(6)	The investment manager voluntarily waived a portion of its fees and/or reimbursed certain expenses. Fee waivers and/or expense reimbursements are voluntary and may be reduced or terminated at any time.

See Notes to Financial Statements.

78       Salomon Brothers Investment Series 2005 Annual Report

Financial Highlights (continued)

Salomon Brothers All Cap Value Fund

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Class B Shares(1)	2005	2004	2003	2002	2001(2)
Net Asset Value, Beginning of Year	$13.78	$13.11	$9.49	$13.60	$12.88

Income (Loss) From Operations:
Net investment loss	(0.08)	(0.11)	(0.10)	(0.08)	(0.01)
Net realized and unrealized gain (loss)	0.38	0.78	3.72	(4.02)	0.73

Total Income (Loss) From Operations	0.30	0.67	3.62	(4.10)	0.72

Less Distributions From:
Net realized gains	—	—	—	(0.01)	—

Total Distributions	—	—	—	(0.01)	—

Net Asset Value, End of Year	$14.08	$13.78	$13.11	$9.49	$13.60

Total Return(3)	2.18%	5.11%	38.15%	(30.18)%	5.60%

Net Assets, End of Year (000s)	$357	$434	$308	$140	$11

Ratios to Average Net Assets:
Gross expenses	3.51%	3.52%	3.36%	4.37%	3.36	%(4)
Net expenses(5)(6)	2.25	2.25	2.25	2.25	2.25	(4)
Net investment loss	(0.60)	(0.83)	(0.90)	(0.79)	(0.55	)(4)

Portfolio Turnover Rate	32%	32%	28%	42%	4%

(1)	Per share amounts have been calculated using the average shares method.

(2)	For the period November 8, 2001 (inception date) to December 31, 2001.

(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(4)	Annualized.

(5)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 2.25%.

(6)	The investment manager voluntarily waived a portion of its fees and/or reimbursed certain expenses. Fee waivers and/or expense reimbursements are voluntary and may be reduced or terminated at any time.

See Notes to Financial Statements.

Salomon Brothers Investment Series 2005 Annual Report       79

Financial Highlights (continued)

Salomon Brothers All Cap Value Fund

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Class C Shares(1)(2)	2005	2004	2003	2002(3)
Net Asset Value, Beginning of Year	$13.80	$13.14	$9.51	$13.19

Income (Loss) From Operations:
Net investment loss	(0.08)	(0.08)	(0.10)	(0.08)
Net realized and unrealized gain (loss)	0.39	0.74	3.73	(3.59)

Total Income (Loss) From Operations	0.31	0.66	3.63	(3.67)

Less Distributions From:
Net realized gains	—	—	—	(0.01)

Total Distributions	—	—	—	(0.01)

Net Asset Value, End of Year	$14.11	$13.80	$13.14	$9.51

Total Return(4)	2.25%	5.02%	38.17%	(27.86)%

Net Assets, End of Year (000s)	$305	$369	$58	$46

Ratios to Average Net Assets:
Gross expenses	3.61%	3.56%	3.52%	4.34	%(5)
Net expenses(6)(7)	2.25	2.25	2.25	2.25	(5)
Net investment loss	(0.61)	(0.65)	(0.90)	(0.83	)(5)

Portfolio Turnover Rate	32%	32%	28%	42%

(1)	Per share amounts have been calculated using the average shares method.

(2)	On April 29, 2004, Class 2 shares were renamed Class C shares.

(3)	For the period January 17, 2002 (inception date) to December 31, 2002.

(4)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(5)	Annualized.

(6)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 2.25%.

(7)	The investment manager voluntarily waived a portion of its fees and/or reimbursed certain expenses. Fee waivers and/or expense reimbursements are voluntary and may be reduced or terminated at any time.

See Notes to Financial Statements.

80       Salomon Brothers Investment Series 2005 Annual Report

Financial Highlights (continued)

Salomon Brothers All Cap Value Fund

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Class O Shares(1)	2005	2004	2003	2002	2001(2)
Net Asset Value, Beginning of Year	$14.17	$13.37	$9.59	$13.62	$12.50

Income (Loss) From Operations:
Net investment income	0.06	0.02	0.01	0.01	0.01
Net realized and unrealized gain (loss)	0.40	0.80	3.78	(4.02)	1.11

Total Income (Loss) From Operations	0.46	0.82	3.79	(4.01)	1.12

Less Distributions From:
Net investment income	(0.06)	(0.02)	(0.01)	(0.01)	—
Net realized gains	—	—	—	(0.01)	—

Total Distributions	(0.06)	(0.02)	(0.01)	(0.02)	—

Net Asset Value, End of Year	$14.57	$14.17	$13.37	$9.59	$13.62

Total Return(3)	3.21%	6.14%	39.51%	(29.48)%	9.00%

Net Assets, End of Year (000s)	$11,815	$11,445	$10,723	$7,673	$10,893

Ratios to Average Net Assets:
Gross expenses	1.97%	2.20%	2.14%	3.35%	2.36	%(4)
Net expenses(5)(6)	1.25	1.25	1.25	1.25	1.25	(4)
Net investment income	0.40	0.16	0.09	0.07	0.45	(4)

Portfolio Turnover Rate	32%	32%	28%	42%	4%

(1)	Per share amounts have been calculated using the average shares method.

(2)	For the period October 15, 2001 (inception date) to December 31, 2001.

(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(4)	Annualized.

(5)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 1.25%.

(6)	The investment manager voluntarily waived a portion of its fees and/or reimbursed certain expenses. Fee waivers and/or expense reimbursements are voluntary and may be reduced or terminated at any time.

See Notes to Financial Statements.

Salomon Brothers Investment Series 2005 Annual Report       81

Financial Highlights (continued)

Salomon Brothers Balanced Fund

For a share of each class of capital stock outstanding throughout each year ended December 31:

Class A Shares(1)	2005		2004		2003	2002	2001
Net Asset Value, Beginning of Year	$13.13		$12.89		$11.48	$12.39	$12.84

Income (Loss) From Operations:
Net investment income	0.29		0.32		0.32	0.39	0.48
Net realized and unrealized gain (loss)	0.06		0.57		1.57	(0.80)	(0.36)

Total Income (Loss) From Operations	0.35		0.89		1.89	(0.41)	0.12

Less Distributions From:
Net investment income	(0.36)		(0.29)		(0.30)	(0.35)	(0.46)
Net realized gains	(0.16)		(0.36)		(0.18)	(0.15)	(0.11)

Total Distributions	(0.52)		(0.65)		(0.48)	(0.50)	(0.57)

Net Asset Value, End of Year	$12.96		$13.13		$12.89	$11.48	$12.39

Total Return(2)	2.73%		7.00%		16.86%	(3.32)%	0.96%

Net Assets, End of Year (000s)	$54,044		$62,967		$51,639	$29,341	$25,607

Ratios to Average Net Assets:
Gross expenses	1.26%		1.19%		1.27%	1.24%	1.25%
Net expenses	1.26		1.04	(3)	0.95 (3)	0.95 (3)	0.95 (3)
Net investment income	2.22		2.47		2.64	3.24	3.79

Portfolio Turnover Rate	31	%(4)	54	%(4)	93%	36%	55%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	The investment manager voluntarily waived a portion of its fees. Fee waivers and/or expense reimbursements are voluntary and may be reduced at any time.

(4)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included the portfolio turnover rate would have been 199% and 207% for 2005 and 2004, respectively.

See Notes to Financial Statements.

82       Salomon Brothers Investment Series 2005 Annual Report

Financial Highlights (continued)

Salomon Brothers Balanced Fund

For a share of each class of capital stock outstanding throughout each year ended December 31:

Class B Shares(1)	2005		2004		2003	2002	2001
Net Asset Value, Beginning of Year	$13.03		$12.80		$11.41	$12.32	$12.77

Income (Loss) From Operations:
Net investment income	0.17		0.21		0.23	0.30	0.39
Net realized and unrealized gain (loss)	0.07		0.58		1.55	(0.79)	(0.35)

Total Income (Loss) From Operations	0.24		0.79		1.78	(0.49)	0.04

Less Distributions From:
Net investment income	(0.27)		(0.20)		(0.21)	(0.27)	(0.38)
Net realized gains	(0.16)		(0.36)		(0.18)	(0.15)	(0.11)

Total Distributions	(0.43)		(0.56)		(0.39)	(0.42)	(0.49)

Net Asset Value, End of Year	$12.84		$13.03		$12.80	$11.41	$12.32

Total Return(2)	1.86%		6.23%		15.94%	(4.02)%	0.30%

Net Assets, End of Year (000s)	$18,434		$24,166		$34,972	$44,574	$61,485

Ratios to Average Net Assets:
Gross expenses	2.11%		1.94%		2.00%	1.99%	1.88%
Net expenses	2.11		1.80	(3)	1.70 (3)	1.70 (3)	1.69 (3)
Net investment income	1.36		1.64		1.94	2.46	3.05

Portfolio Turnover Rate	31	%(4)	54	%(4)	93%	36%	55%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	The investment manager voluntarily waived a portion of its fees. Fee waivers and/or expense reimbursements are voluntary and may be reduced at any time.

(4)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included the portfolio turnover rate would have been 199% and 207% for 2005 and 2004, respectively.

See Notes to Financial Statements.

Salomon Brothers Investment Series 2005 Annual Report       83

Financial Highlights (continued)

Salomon Brothers Balanced Fund

For a share of each class of capital stock outstanding throughout each year ended December 31:

Class C Shares(1)(2)	2005		2004		2003	2002	2001
Net Asset Value, Beginning of Year	$13.07		$12.84		$11.44	$12.35	$12.81

Income (Loss) From Operations:
Net investment income	0.19		0.22		0.23	0.30	0.38
Net realized and unrealized gain (loss)	0.07		0.57		1.56	(0.79)	(0.35)

Total Income (Loss) From Operations	0.26		0.79		1.79	(0.49)	0.03

Less Distributions From:
Net investment income	(0.27)		(0.20)		(0.21)	(0.27)	(0.38)
Net realized gains	(0.16)		(0.36)		(0.18)	(0.15)	(0.11)

Total Distributions	(0.43)		(0.56)		(0.39)	(0.42)	(0.49)

Net Asset Value, End of Year	$12.90		$13.07		$12.84	$11.44	$12.35

Total Return(3)	2.02%		6.21%		15.99%	(4.01)%	0.22%

Net Assets, End of Year (000s)	$24,458		$32,926		$33,069	$18,168	$16,564

Ratios to Average Net Assets:
Gross expenses	1.98%		1.92%		1.93%	1.99%	1.84%
Net expenses	1.98		1.77	(4)	1.70 (4)	1.70 (4)	1.69 (4)
Net investment income	1.49		1.71		1.88	2.48	3.03

Portfolio Turnover Rate	31	%(5)	54	%(5)	93%	36%	55%

(1)	On April 29, 2004, Class 2 shares were renamed as Class C shares.

(2)	Per share amounts have been calculated using the average shares method.

(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(4)	The investment manager voluntarily waived a portion of its fees. Fee waivers and/or expense reimbursements are voluntary and may be reduced at any time.

(5)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included the portfolio turnover rate would have been 199% and 207% for 2005 and 2004, respectively.

See Notes to Financial Statements.

84       Salomon Brothers Investment Series 2005 Annual Report

Financial Highlights (continued)

Salomon Brothers Balanced Fund

For a share of each class of capital stock outstanding throughout each year ended December 31:

Class O Shares(1)	2005		2004		2003	2002	2001
Net Asset Value, Beginning of Year	$13.26		$12.98		$11.56	$12.47	$12.91

Income (Loss) From Operations:
Net investment income	0.33		0.36		0.36	0.42	0.52
Net realized and unrealized gain (loss)	0.04		0.60		1.57	(0.80)	(0.36)

Total Income (Loss) From Operations	0.37		0.96		1.93	(0.38)	0.16

Less Distributions From:
Net investment income	(0.39)		(0.32)		(0.33)	(0.38)	(0.49)
Net realized gains	(0.16)		(0.36)		(0.18)	(0.15)	(0.11)

Total Distributions	(0.55)		(0.68)		(0.51)	(0.53)	(0.60)

Net Asset Value, End of Year	$13.08		$13.26		$12.98	$11.56	$12.47

Total Return(2)	2.88%		7.52%		17.12%	(3.06)%	1.26%

Net Assets, End of Year (000s)	$1,834		$1,848		$1,753	$1,487	$1,150

Ratios to Average Net Assets:
Gross expenses	0.97%		0.89%		0.86%	0.99%	0.79%
Net expenses	0.97		0.75	(3)	0.70 (3)	0.70 (3)	0.70 (3)
Net investment income	2.51		2.77		2.92	3.47	4.03

Portfolio Turnover Rate	31	%(4)	54	%(4)	93%	36%	55%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(3)	The investment manager voluntarily waived a portion of its fees. Fee waivers and/or expense reimbursements are voluntary and may be reduced at any time.

(4)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included the portfolio turnover rate would have been 199% and 207% for 2005 and 2004, respectively.

See Notes to Financial Statements.

Salomon Brothers Investment Series 2005 Annual Report       85

Financial Highlights (continued)

Salomon Brothers Capital Fund Inc.

For a share of each class of capital stock outstanding throughout each year ended December 31:

Class A Shares(1)	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Year	$30.42	$27.04	$18.87	$25.09	$25.44

Income (Loss) From Operations:
Net investment income (loss)	0.03	(0.02)	0.05	0.13	0.24
Net realized and unrealized gain (loss)	2.26	3.87	8.18	(6.30)	0.16

Total Income (Loss) From Operations	2.29	3.85	8.23	(6.17)	0.40

Less Distributions From:
Net investment income	—	—	(0.02)	(0.05)	(0.20)
Net realized gains	(3.21)	(0.47)	—	—	(0.55)
Return of capital	—	—	(0.04)	—	—

Total Distributions	(3.21)	(0.47)	(0.06)	(0.05)	(0.75)

Net Asset Value, End of Year	$29.50	$30.42	$27.04	$18.87	$25.09

Total Return	7.52%	14.24%	43.75%	(24.64)%	1.60%

Net Assets, End of Year (000s)	$353,098	$351,092	$336,324	$219,140	$277,998

Ratios to Average Net Assets:
Expenses	1.11%	1.02%	1.08%	1.12%	1.07%
Net investment income (loss)	0.09	(0.07)	0.21	0.61	0.94

Portfolio Turnover Rate	265%	131%	107%	107%	72%

(1)	Per share amounts have been calculated using the average shares method.

See Notes to Financial Statements.

86       Salomon Brothers Investment Series 2005 Annual Report

Financial Highlights (continued)

Salomon Brothers Capital Fund Inc.

For a share of each class of capital stock outstanding throughout each year ended December 31:

Class B Shares(1)	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Year	$29.01	$26.02	$18.28	$24.45	$24.86

Income (Loss) From Operations:
Net investment income (loss)	(0.22)	(0.24)	(0.14)	(0.05)	0.04
Net realized and unrealized gain (loss)	2.14	3.70	7.90	(6.12)	0.16

Total Income (Loss) From Operations	1.92	3.46	7.76	(6.17)	0.20

Less Distributions From:
Net investment income	—	—	(0.01)	—	(0.06)
Net realized gains	(3.21)	(0.47)	—	—	(0.55)
Return of capital	—	—	(0.01)	—	—

Total Distributions	(3.21)	(0.47)	(0.02)	—	(0.61)

Net Asset Value, End of Year	$27.72	$29.01	$26.02	$18.28	$24.45

Total Return	6.59%	13.30%	42.48%	(25.24)%	0.80%

Net Assets, End of Year (000s)	$397,242	$415,006	$405,893	$299,391	$363,817

Ratios to Average Net Assets:
Expenses	1.97%	1.85%	1.94%	1.95%	1.86%
Net investment income (loss)	(0.77)	(0.90)	(0.65)	(0.22)	0.15

Portfolio Turnover Rate	265%	131%	107%	107%	72%

(1)	Per share amounts have been calculated using the average shares method.

See Notes to Financial Statements.

Salomon Brothers Investment Series 2005 Annual Report       87

Financial Highlights (continued)

Salomon Brothers Capital Fund Inc.

For a share of each class of capital stock outstanding throughout each year ended December 31:

Class C Shares(1)(2)	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Year	$29.07	$26.07	$18.31	$24.50	$24.90

Income (Loss) From Operations:
Net investment income (loss)	(0.22)	(0.24)	(0.13)	(0.05)	0.04
Net realized and unrealized gain (loss)	2.16	3.71	7.91	(6.14)	0.17

Total Income (Loss) From Operations	1.94	3.47	7.78	(6.19)	0.21

Less Distributions From:
Net investment income	—	—	(0.01)	—	(0.06)
Net realized gains	(3.21)	(0.47)	—	—	(0.55)
Return of capital	—	—	(0.01)	—	—

Total Distributions	(3.21)	(0.47)	(0.02)	—	(0.61)

Net Asset Value, End of Year	$27.80	$29.07	$26.07	$18.31	$24.50

Total Return	6.65%	13.31%	42.52%	(25.27)%	0.83%

Net Assets, End of Year (000s)	$504,642	$492,644	$518,298	$354,434	$389,731

Ratios to Average Net Assets:
Expenses	1.94%	1.83%	1.92%	1.96%	1.84%
Net investment income (loss)	(0.74)	(0.88)	(0.63)	(0.22)	0.16

Portfolio Turnover Rate	265%	131%	107%	107%	72%

(1)	Per share amounts have been calculated using the average shares method.

(2)	On April 29, 2004, Class 2 shares were renamed Class C shares.

See Notes to Financial Statements.

88       Salomon Brothers Investment Series 2005 Annual Report

Financial Highlights (continued)

Salomon Brothers Capital Fund Inc.

For a share of each class of capital stock outstanding throughout each year ended December 31:

Class O Shares(1)	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Year	$30.98	$27.42	$19.08	$25.27	$25.61

Income (Loss) From Operations:
Net investment income	0.17	0.09	0.14	0.23	0.34
Net realized and unrealized gain (loss)	2.31	3.94	8.28	(6.34)	0.16

Total Income (Loss) From Operations	2.48	4.03	8.42	(6.11)	0.50

Less Distributions From:
Net investment income	—	—	(0.03)	(0.08)	(0.29)
Net realized gains	(3.21)	(0.47)	—	—	(0.55)
Return of capital	—	—	(0.05)	—	—

Total Distributions	(3.21)	(0.47)	(0.08)	(0.08)	(0.84)

Net Asset Value, End of Year	$30.25	$30.98	$27.42	$19.08	$25.27

Total Return	8.01%	14.70%	44.34%	(24.26)%	2.00%

Net Assets, End of Year (000s)	$406,387	$344,239	$294,073	$187,241	$221,979

Ratios to Average Net Assets:
Expenses	0.67%	0.64%	0.65%	0.67%	0.67%
Net investment income	0.54	0.33	0.64	1.07	1.32

Portfolio Turnover Rate	265%	131%	107%	107%	72%

(1)	Per share amounts have been calculated using the average shares method.

See Notes to Financial Statements.

Salomon Brothers Investment Series 2005 Annual Report       89

Financial Highlights (continued)

Salomon Brothers Capital Fund Inc.

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Class Y Shares(1)	2005	2004		2003	2002	2001(2)
Net Asset Value, Beginning of Year	$33.05	$27.46		$19.10	$25.30	$27.48

Income (Loss) From Operations:
Net investment income	0.10	0.06		0.15	0.24	0.30
Net realized and unrealized gain (loss)	2.37	6.00		8.29	(6.36)	(1.67)

Total Income (Loss) From Operations	2.47	6.06		8.44	(6.12)	(1.37)

Less Distributions From:
Net investment income	—	—		(0.03)	(0.08)	(0.26)
Net realized gains	(3.21)	(0.47)		—	—	(0.55)
Return of capital	—	—		(0.05)	—	—

Total Distributions	(3.21)	(0.47)		(0.08)	(0.08)	(0.81)

Net Asset Value, End of Year	$32.31	$33.05		$27.46	$19.10	$25.30

Total Return(3)	7.47%	22.07	%(4)	44.40%	(24.27)%	(4.95)%

Net Assets, End of Year (000s)	$1,038	$97		$32,927	$22,807	$44,277

Ratios to Average Net Assets:
Expenses	1.06%	0.59%		0.63%	0.65%	0.66	%(5)
Net investment income	0.30	0.21		0.66	1.07	1.33	(5)

Portfolio Turnover Rate	265%	131%		107%	107%	72%

(1)	Per share amounts have been calculated using the average shares method.

(2)	For the period January 31, 2001 (inception date) to December 31, 2001.

(3)	Total returns for periods of less than one year are not annualized.

(4)	Total return for the year was affected by 6.21% due to significant redemption. If the effect of the redemption was not included, the total return would have been lower.

(5)	Annualized.

See Notes to Financial Statements.

90       Salomon Brothers Investment Series 2005 Annual Report

Financial Highlights (continued)

Salomon Brothers Investors Value Fund Inc.

For a share of each class of capital stock outstanding throughout each year ended December 31:

Class A Shares(1)	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Year	$20.55	$19.07	$14.69	$18.97	$20.41

Income (Loss) From Operations:
Net investment income	0.23	0.29	0.22	0.19	0.14
Net realized and unrealized gain (loss)	1.01	1.70	4.38	(4.31)	(1.02)

Total Income (Loss) From Operations	1.24	1.99	4.60	(4.12)	(0.88)

Less Distributions From:
Net investment income	(0.23)	(0.28)	(0.22)	(0.16)	(0.14)
Net realized gains	(1.13)	(0.23)	—	—	(0.42)

Total Distributions	(1.36)	(0.51)	(0.22)	(0.16)	(0.56)

Net Asset Value, End of Year	$20.43	$20.55	$19.07	$14.69	$18.97

Total Return	6.15%	10.50%	31.59%	(21.76)%	(4.43)%

Net Assets, End of Year (000s)	$314,069	$308,990	$270,317	$185,308	$160,688

Ratios to Average Net Assets:
Expenses	0.93%	0.88%	0.96%	0.91%	1.03%
Net investment income	1.13	1.46	1.32	1.19	0.70

Portfolio Turnover Rate	53%	36%	34%	44%	43%

(1)	Per share amounts have been calculated using the average shares method.

See Notes to Financial Statements.

Salomon Brothers Investment Series 2005 Annual Report       91

Financial Highlights (continued)

Salomon Brothers Investors Value Fund Inc.

For a share of each class of capital stock outstanding throughout each year ended December 31:

Class B Shares(1)	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Year	$20.13	$18.70	$14.40	$18.63	$20.09

Income (Loss) From Operations:
Net investment income (loss)	0.03	0.10	0.07	0.02	(0.03)
Net realized and unrealized gain (loss)	1.00	1.67	4.31	(4.21)	(1.00)

Total Income (Loss) From Operations	1.03	1.77	4.38	(4.19)	(1.03)

Less Distributions From:
Net investment income	(0.05)	(0.11)	(0.08)	(0.04)	(0.01)
Net realized gains	(1.13)	(0.23)	—	—	(0.42)

Total Distributions	(1.18)	(0.34)	(0.08)	(0.04)	(0.43)

Net Asset Value, End of Year	$19.98	$20.13	$18.70	$14.40	$18.63

Total Return	5.16%	9.46%	30.52%	(22.52)%	(5.28)%

Net Assets, End of Year (000s)	$36,803	$43,386	$49,915	$54,897	$83,335

Ratios to Average Net Assets:
Expenses	1.89%	1.78%	1.83%	1.85%	1.90%
Net investment income (loss)	0.16	0.51	0.45	0.13	(0.17)

Portfolio Turnover Rate	53%	36%	34%	44%	43%

(1)	Per share amounts have been calculated using the average shares method.

See Notes to Financial Statements.

92       Salomon Brothers Investment Series 2005 Annual Report

Financial Highlights (continued)

Salomon Brothers Investors Value Fund Inc.

For a share of each class of capital stock outstanding throughout each year ended December 31:

Class C Shares(1)(2)	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Year	$20.20	$18.76	$14.45	$18.69	$20.13

Income (Loss) From Operations:
Net investment income (loss)	0.05	0.11	0.08	0.04	(0.03)
Net realized and unrealized gain (loss)	0.99	1.68	4.32	(4.24)	(0.98)

Total Income (Loss) From Operations	1.04	1.79	4.40	(4.20)	(1.01)

Less Distributions From:
Net investment income	(0.06)	(0.12)	(0.09)	(0.04)	(0.01)
Net realized gains	(1.13)	(0.23)	—	—	(0.42)

Total Distributions	(1.19)	(0.35)	(0.09)	(0.04)	(0.43)

Net Asset Value, End of Year	$20.05	$20.20	$18.76	$14.45	$18.69

Total Return	5.20%	9.53%	30.54%	(22.47)%	(5.16)%

Net Assets, End of Year (000s)	$52,771	$67,647	$68,296	$53,052	$72,607

Ratios to Average Net Assets:
Expenses	1.81%	1.75%	1.79%	1.78%	1.86%
Net investment income (loss)	0.24	0.56	0.49	0.22	(0.14)

Portfolio Turnover Rate	53%	36%	34%	44%	43%

(1)	Per share amounts have been calculated using the average shares method.

(2)	On April 29, 2004, Class 2 shares were renamed Class C shares.

See Notes to Financial Statements.

Salomon Brothers Investment Series 2005 Annual Report       93

Financial Highlights (continued)

Salomon Brothers Investors Value Fund Inc.

For a share of each class of capital stock outstanding throughout each year ended December 31:

Class O Shares(1)	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Year	$20.52	$19.04	$14.66	$18.94	$20.38

Income (Loss) From Operations:
Net investment income	0.30	0.34	0.26	0.23	0.19
Net realized and unrealized gain (loss)	1.01	1.71	4.39	(4.31)	(1.02)

Total Income (Loss) From Operations	1.31	2.05	4.65	(4.08)	(0.83)

Less Distributions From:
Net investment income	(0.30)	(0.34)	(0.27)	(0.20)	(0.19)
Net realized gains	(1.13)	(0.23)	—	—	(0.42)

Total Distributions	(1.43)	(0.57)	(0.27)	(0.20)	(0.61)

Net Asset Value, End of Year	$20.40	$20.52	$19.04	$14.66	$18.94

Total Return	6.51%	10.83%	32.01%	(21.57)%	(4.17)%

Net Assets, End of Year (000s)	$540,992	$789,928	$757,230	$493,344	$665,747

Ratios to Average Net Assets:
Expenses	0.58%	0.60%	0.67%	0.63%	0.74%
Net investment income	1.47	1.72	1.60	1.37	0.98

Portfolio Turnover Rate	53%	36%	34%	44%	43%

(1)	Per share amounts have been calculated using the average shares method.

See Notes to Financial Statements.

94       Salomon Brothers Investment Series 2005 Annual Report

Financial Highlights (continued)

Salomon Brothers Investors Value Fund Inc.

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Class Y Shares(1)	2005	2004	2003	2002	2001(2)
Net Asset Value, Beginning of Year	$20.52	$19.05	$14.66	$18.94	$19.41

Income (Loss) From Operations:
Net investment income	0.31	0.34	0.27	0.26	0.08
Net realized and unrealized gain (loss)	1.02	1.70	4.39	(4.34)	(0.46)

Total Income (Loss) From Operations	1.33	2.04	4.66	(4.08)	(0.38)

Less Distributions From:
Net investment income	(0.31)	(0.34)	(0.27)	(0.20)	(0.09)
Net realized gains	(1.13)	(0.23)	—	—	—

Total Distributions	(1.44)	(0.57)	(0.27)	(0.20)	(0.09)

Net Asset Value, End of Year	$20.41	$20.52	$19.05	$14.66	$18.94

Total Return(3)	6.59%	10.80%	32.10%	(21.56)%	(1.92)%

Net Assets, End of Year (000s)	$830,486	$703,392	$554,537	$274,763	$61,002

Ratios to Average Net Assets:
Expenses	0.54%	0.57%	0.66%	0.59%	0.73	%(4)
Net investment income	1.52	1.74	1.62	1.66	0.98	(4)

Portfolio Turnover Rate	53%	36%	34%	44%	43%

(1)	Per share amounts have been calculated using the average shares method.

(2)	For the period July 16, 2001 (inception date) to December 31, 2001.

(3)	Total returns for periods of less than one year are not annualized.

(4)	Annualized.

See Notes to Financial Statements.

Salomon Brothers Investment Series 2005 Annual Report       95

Financial Highlights (continued)

Salomon Brothers Large Cap Growth Fund

For a share of each class of capital stock outstanding throughout each year ended December 31:

Class A Shares(1)	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Year	$7.34	$7.44	$6.13	$8.22	$9.37

Income (Loss) From Operations:
Net investment loss	(0.04)	(0.02)	(0.01)	(0.02)	(0.03)
Net realized and unrealized gain (loss)	0.39	(0.08)	1.32	(2.07)	(1.12)

Total Income (Loss) From Operations	0.35	(0.10)	1.31	(2.09)	(1.15)

Net Asset Value, End of Year	$7.69	$7.34	$7.44	$6.13	$8.22

Total Return(2)	4.77%	(1.34)%	21.37%	(25.43)%	(12.27)%

Net Assets, End of Year (000s)	$1,822	$1,930	$2,259	$973	$2,236

Ratios to Average Net Assets:
Gross expenses	3.65%	2.99%	3.16%	3.67%	2.22%
Net expenses(3)(4)	1.45	1.45	1.45	1.45	1.45
Net investment loss	(0.59)	(0.21)	(0.10)	(0.29)	(0.39)

Portfolio Turnover Rate	18%	94%	26%	34%	54%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 1.45%.

(4)	The investment manager voluntarily waived a portion of its fees and/or reimbursed certain expenses. Fee waivers and/or expense reimbursements are voluntary and may be reduced or terminated at any time.

See Notes to Financial Statements.

96       Salomon Brothers Investment Series 2005 Annual Report

Financial Highlights (continued)

Salomon Brothers Large Cap Growth Fund

For a share of each class of capital stock outstanding throughout each year ended December 31:

Class B Shares(1)	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Year	$7.06	$7.21	$5.98	$8.09	$9.29

Income (Loss) From Operations:
Net investment loss	(0.09)	(0.07)	(0.06)	(0.07)	(0.10)
Net realized and unrealized gain (loss)	0.37	(0.08)	1.29	(2.04)	(1.10)

Total Income (Loss) From Operations	0.28	(0.15)	1.23	(2.11)	(1.20)

Net Asset Value, End of Year	$7.34	$7.06	$7.21	$5.98	$8.09

Total Return(2)	3.97%	(2.08)%	20.57%	(26.08)%	(12.92)%

Net Assets, End of Year (000s)	$1,991	$2,541	$3,393	$2,631	$4,117

Ratios to Average Net Assets:
Gross expenses	4.44%	3.81%	3.96%	4.44%	2.92%
Net expenses(3)(4)	2.20	2.20	2.20	2.20	2.19
Net investment loss	(1.34)	(1.03)	(0.85)	(1.03)	(1.15)

Portfolio Turnover Rate	18%	94%	26%	34%	54%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Total returns for periods of less than one year are not annualized.

(3)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of the Fund will not exceed 2.20%.

(4)	The investment manager voluntarily waived a portion of its fees. Fee waivers and/or expense reimbursements are voluntary and may be reduced at any time.

See Notes to Financial Statements.

Salomon Brothers Investment Series 2005 Annual Report       97

Financial Highlights (continued)

Salomon Brothers Large Cap Growth Fund

For a share of each class of capital stock outstanding throughout each year ended December 31:

Class C Shares(1)(2)	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Year	$7.06	$7.22	$5.99	$8.10	$9.30

Income (Loss) From Operations:
Net investment loss	(0.09)	(0.07)	(0.06)	(0.07)	(0.09)
Net realized and unrealized gain (loss)	0.37	(0.09)	1.29	(2.04)	(1.11)

Total Income (Loss) From Operations	0.28	(0.16)	1.23	(2.11)	(1.20)

Net Asset Value, End of Year	$7.34	$7.06	$7.22	$5.99	$8.10

Total Return(3)	3.97%	(2.22)%	20.53%	(26.05)%	(12.90)%

Net Assets, End of Year (000s)	$1,648	$2,367	$3,787	$2,786	$3,366

Ratios to Average Net Assets:
Gross expenses	4.47%	3.84%	4.01%	4.48%	2.95%
Net expenses(4)(5)	2.20	2.20	2.20	2.20	2.19
Net investment loss	(1.34)	(1.04)	(0.85)	(1.01)	(1.14)

Portfolio Turnover Rate	18%	94%	26%	34%	54%

(1)	Per share amounts have been calculated using the average shares method.

(2)	On April 29, 2004, Class 2 shares were renamed Class C shares.

(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(4)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 2.20%.

(5)	The investment manager voluntarily waived a portion of its fees and/or reimbursed certain expenses. Fee waivers and/or expense reimbursements are voluntary and may be reduced or terminated at any time.

See Notes to Financial Statements.

98       Salomon Brothers Investment Series 2005 Annual Report

Financial Highlights (continued)

Salomon Brothers Large Cap Growth Fund

For a share of each class of capital stock outstanding throughout each year ended December 31:

Class O Shares(1)	2005	2004	2003	2002		2001
Net Asset Value, Beginning of Year	$7.34	$7.43	$6.10	$8.17		$9.40

Income (Loss) From Operations:
Net investment income (loss)	(0.02)	0.00 (2)	0.01	(0.00	)(2)	(0.02)
Net realized and unrealized gain (loss)	0.39	(0.09)	1.32	(2.07)		(1.21)

Total Income (Loss) From Operations	0.37	(0.09)	1.33	(2.07)		(1.23)

Net Asset Value, End of Year	$7.71	$7.34	$7.43	$6.10		$8.17

Total Return(3)	5.04%	(1.21)%	21.80%	(25.34)%		(13.09)%

Net Assets, End of Year (000s)	$55	$58	$38	$11		$20

Ratios to Average Net Assets:
Gross expenses	4.87%	2.80%	3.33%	3.42%		1.76%
Net expenses(4)(5)	1.20	1.20	1.20	1.21		1.19
Net investment income (loss)	(0.34)	0.03	0.17	(0.04)		(0.18)

Portfolio Turnover Rate	18%	94%	26%	34%		54%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Amount represents less than $0.01 per share.

(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(4)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 1.20%.

(5)	The investment manager voluntarily waived a portion of its fees and/or reimbursed certain expenses. Fee waivers and/or expense reimbursements are voluntary and may be reduced or terminated at any time.

See Notes to Financial Statements.

Salomon Brothers Investment Series 2005 Annual Report       99

Financial Highlights (continued)

Salomon Brothers Small Cap Growth Fund

For a share of each class of capital stock outstanding throughout each year ended December 31:

Class A Shares(1)	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Year	$15.50	$13.45	$8.91	$13.29	$14.23

Income (Loss) From Operations:
Net investment income (loss)	(0.03)	(0.02)	(0.07)	0.02	0.02
Net realized and unrealized gain (loss)	0.78	2.07	4.61	(4.39)	(0.96)

Total Income (Loss) From Operations	0.75	2.05	4.54	(4.37)	(0.94)

Less Distributions From:
Net realized gains	(1.27)	—	—	(0.01)	—

Total Distributions	(1.27)	—	—	(0.01)	—

Net Asset Value, End of Year	$14.98	$15.50	$13.45	$8.91	$13.29

Total Return(2)	4.82%	15.24%	50.95%	(32.90)%	(6.61)%

Net Assets, End of Year (000s)	$366,133	$327,973	$261,492	$151,393	$198,068

Ratios to Average Net Assets:
Gross expenses	1.15%	1.21%	1.29%	1.18%	1.30%
Net expenses	1.15	1.21 (3)	1.29	0.91 (3)	1.30
Net investment income (loss)	(0.23)	(0.13)	(0.65)	0.20	0.15

Portfolio Turnover Rate	117%	130%	143%	84%	97%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	The investment manager voluntarily waived a portion of its fees. Fee waivers are voluntary and may be reduced or terminated at anytime.

See Notes to Financial Statements.

100       Salomon Brothers Investment Series 2005 Annual Report

Financial Highlights (continued)

Salomon Brothers Small Cap Growth Fund

For a share of each class of capital stock outstanding throughout each year ended December 31:

Class B Shares(1)	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Year	$14.55	$12.74	$8.51	$12.82	$13.85

Income (Loss) From Operations:
Net investment loss	(0.18)	(0.13)	(0.14)	(0.08)	(0.07)
Net realized and unrealized gain (loss)	0.74	1.94	4.37	(4.22)	(0.96)

Total Income (Loss) From Operations	0.56	1.81	4.23	(4.30)	(1.03)

Less Distributions From:
Net realized gains	(1.27)	—	—	(0.01)	—

Total Distributions	(1.27)	—	—	(0.01)	—

Net Asset Value, End of Year	$13.84	$14.55	$12.74	$8.51	$12.82

Total Return(2)	3.82%	14.21%	49.71%	(33.56)%	(7.44)%

Net Assets, End of Year (000s)	$27,349	$33,608	$40,560	$45,653	$77,964

Ratios to Average Net Assets:
Gross expenses	2.17%	2.09%	2.13%	2.14%	2.14%
Net expenses	2.17	2.09 (3)	2.13	1.87 (3)	2.14
Net investment income (loss)	(1.26)	(1.02)	(1.43)	(0.76)	(0.59)

Portfolio Turnover Rate	117%	130%	143%	84%	97%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower.

(3)	The investment manager voluntarily waived a portion of its fees. Fee waivers are voluntary and may be reduced or terminated at anytime.

See Notes to Financial Statements.

Salomon Brothers Investment Series 2005 Annual Report       101

Financial Highlights (continued)

Salomon Brothers Small Cap Growth Fund

For a share of each class of capital stock outstanding throughout each year ended December 31:

Class C Shares(1)(2)	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Year	$14.66	$12.83	$8.57	$12.86	$13.88

Income (Loss) From Operations:
Net investment loss	(0.16)	(0.12)	(0.15)	(0.05)	(0.08)
Net realized and unrealized gain (loss)	0.74	1.95	4.41	(4.23)	(0.94)

Total Income (Loss) From Operations	0.58	1.83	4.26	(4.28)	(1.02)

Less Distributions From:
Net realized gains	(1.27)	—	—	(0.01)	—

Total Distributions	(1.27)	—	—	(0.01)	—

Net Asset Value, End of Year	$13.97	$14.66	$12.83	$8.57	$12.86

Total Return(3)	3.93%	14.26%	49.71%	(33.30)%	(7.35)%

Net Assets, End of Year (000s)	$54,994	$59,196	$52,044	$32,369	$27,288

Ratios to Average Net Assets:
Gross expenses	2.04%	2.01%	2.06%	1.89%	2.07%
Net expenses	2.04	2.01 (4)	2.06	1.61 (4)	2.07
Net investment loss	(1.12)	(0.94)	(1.43)	(0.50)	(0.67)

Portfolio Turnover Rate	117%	130%	143%	84%	97%

(1)	Per share amounts have been calculated using the average shares method.

(2)	On April 29, 2004, Class 2 shares were renamed as Class C shares.

(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(4)	The investment manager voluntarily waived a portion of its fees. Fee waivers are voluntary and may be reduced or terminated at anytime.

See Notes to Financial Statements.

102       Salomon Brothers Investment Series 2005 Annual Report

Financial Highlights (continued)

Salomon Brothers Small Cap Growth Fund

For a share of each class of capital stock outstanding throughout each year ended December 31:

Class O Shares(1)	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Year	$15.74	$13.63	$ 9.01	$13.42	$14.34

Income (Loss) From Operations:
Net investment income (loss)	0.01	0.02	(0.03)	0.03	0.05
Net realized and unrealized gain (loss)	0.80	2.09	4.65	(4.43)	(0.97)

Total Income (Loss) From Operations	0.81	2.11	4.62	(4.40)	(0.92)

Less Distributions From:
Net realized gains	(1.27)	—	—	(0.01)	—

Total Distributions	(1.27)	—	—	(0.01)	—

Net Asset Value, End of Year	$15.28	$15.74	$13.63	$9.01	$13.42

Total Return(2)	5.14%	15.48%	51.28%	(32.80)%	(6.42)%

Net Assets, End of Year (000s)	$2,950	$3,277	$835	$505	$595

Ratios to Average Net Assets:
Gross expenses	0.88%	0.95%	1.09%	1.01%	1.10%
Net expenses	0.88	0.95 (3)	1.09	0.77 (3)	1.10
Net investment income (loss)	0.05	0.15	(0.29)	0.30	0.37

Portfolio Turnover Rate	117%	130%	143%	84%	97%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(3)	The investment manager voluntarily waived a portion of its fees. Fee waivers are voluntary and may be reduced or terminated at anytime.

See Notes to Financial Statements.

Salomon Brothers Investment Series 2005 Annual Report       103

Financial Highlights (continued)

Salomon Brothers Small Cap Growth Fund

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Class Y Shares(1)	2005	2004(2)
Net Asset Value, Beginning of Year	$15.51	$13.99

Income (Loss) From Operations:
Net investment income	0.02	0.01
Net realized and unrealized gain	0.78	1.51

Total Income (Loss) From Operations	0.80	1.52

Less Distributions From:
Net realized gains	(1.27)	—

Total Distributions	(1.27)	—

Net Asset Value, End of Year	$15.04	$15.51

Total Return(3)	5.14%	10.90%

Net Assets, End of Year (000s)	$67,685	$58,197

Ratios to Average Net Assets:
Gross expenses	0.81%	0.88	%(4)
Net expenses	0.81	0.88	(4)
Net investment income	0.12	0.38	(4)

Portfolio Turnover Rate	117%	130%

(1)	Per share amounts have been calculated using the average shares method.

(2)	For the period November, 2004 (inception date) to December 31, 2004.

(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(4)	Annualized.

See Notes to Financial Statements.

104       Salomon Brothers Investment Series 2005 Annual Report

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

The Salomon Brothers Investment Series (“Investment Series”) consists of certain funds of the Salomon Brothers Series Funds Inc (“Series Fund”), the Salomon Brothers Capital Fund Inc (“Capital Fund”) and the Salomon Brothers Investors Value Fund Inc (“Investors Value Fund”).

Salomon Brothers All Cap Value Fund (“All Cap Value Fund”), Salomon Brothers Balanced Fund (“Balanced Fund”), Salomon Brothers Large Cap Growth Fund (“Large Cap Growth Fund”) and Salomon Brothers Small Cap Growth Fund (“Small Cap Growth Fund”), are separate investment funds of the Series Fund, a Maryland corporation, registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The Investors Value Fund is a diversified open-end management investment company and the Capital Fund is a non-diversified open-end management investment company. The Investors Value Fund and the Capital Fund are Maryland Corporations, registered under the 1940 Act.

Each Fund of the Series Fund, the Investors Value Fund and the Capital Fund are referred to collectively herein as the “Funds”.

The following are significant accounting policies consistently followed by the Funds and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the bid and ask prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Funds calculate their net asset values, the Funds may value these investments at fair value as determined in accordance with the procedures approved by the Funds’ Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. Short-term obligations maturing within 60 days are valued at amortized cost, which approximates market value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Funds’ policy that their custodian or a third party custodian take possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

(c) Lending of Portfolio Securities. The Funds have an agreement with its custodian whereby the custodian may lend securities owned by the Funds to brokers, dealers and other financial organizations. In exchange for lending securities under the terms of the agreement with their custodian, the Funds receive a lender’s fee. Fees earned by the Funds on securities lending are recorded as securities lending income. Loans of securities by the Funds are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at

Salomon Brothers Investment Series 2005 Annual Report       105

Notes to Financial Statements (continued)

least equal to the current market value of the loaned securities, plus a margin which varies depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Funds have the right under the lending agreement to recover the securities from the borrower on demand.

The Funds maintain the risk of any loss on the securities on loan as well as the potential loss on investments purchased with cash collateral received from securities lending.

(d) Securities Traded on a To-Be-Announced Basis. Certain Funds may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Funds commit to purchasing or selling securities which have not yet been issued by the issuer and for which specific information is not known, such as the face amount and maturity date and the underlying pool of investments in U.S. government agency mortgage pass-through transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Funds, normally 15 to 45 days later. Beginning on the date the Funds enter into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(e) Mortgage Dollar Rolls. The Balanced Fund may enter into dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by a fee paid by the counterparty, often in the form of a drop in the repurchase price of the securities. Dollar rolls are accounted for as financing arrangements; the fee is accrued into interest income ratably over the term of the dollar roll and any gain or loss on the roll is deferred and realized upon disposition of the rolled security.

The risk of entering into a mortgage dollar roll is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(f) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Funds determine the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Funds’ policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(g) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

106       Salomon Brothers Investment Series 2005 Annual Report

Notes to Financial Statements (continued)

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(h) Distributions to Shareholders. Dividends from net investment income for the Balanced Fund were declared each business day to shareholders of record that day, and are paid on the last business day of the month. Effective January 1, 2006, the Balanced Fund will declare dividends on a quarterly basis. Dividends from net investment income for the All Cap Value Fund, Large Cap Growth Fund and Small Cap Growth Fund, are declared on an annual basis, if any. Dividends from net investment income for the Capital Fund and Investors Value Fund, if any, are declared on a quarterly basis. Effective January 1, 2006, the Capital Fund may declare dividends on an annual basis, if any. Distributions of net realized gains to shareholders of each Fund, if any, are declared at least annually. Dividends and distributions to shareholders of each Fund are recorded on the ex dividend date and are determined in accordance with income tax regulations which may differ from GAAP.

(i) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of each Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(j) Expenses. Direct expenses are charged to the Funds that incurred them and general expenses of the Investment Series are allocated to the Funds based on each Fund’s relative net assets.

(k) Federal and Other Taxes. It is the Funds’ policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Funds intend to distribute substantially all of their income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Funds’ financial statements. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(l) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

			Undistributed Net Investment Income	Accumulated Net Realized Gains (Losses)	Paid-in Capital
All Cap Value Fund	(a	)	$2,601	—	$(2,601)
	(b)		(86)	$86	—

Balanced Fund	(c	)	54,768	3	(54,771)
	(d	)	152,201	(152,201)	—

Capital Fund	(e	)	4,405,553	(4,405,553)	—

Investors Value Fund	(b	)	(200,926)	200,926	—

Large Cap Growth Fund	(f	)	66,173	—	(66,173)

Small Cap Growth Fund	(f	)	—	3	(3)
	(g	)	1,462,347	(1,462,347)	—

Salomon Brothers Investment Series 2005 Annual Report       107

Notes to Financial Statements (continued)

(a)	Reclassifications are primarily due to a taxable overdistribution and book/tax differences in the treatment of various items.
(b)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes and book/tax differences in the treatment of distributions from real estate investment trusts.
(c)	Reclassifications are primarily due to a taxable overdistribution and rounding.
(d)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, and book/tax differences in the treatment of distributions from real estate investment trusts and income from mortgage backed securities treated as capital gains for tax purposes and distributions reclassed from ordinary income to capital gains for tax purposes.
(e)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes and a tax net operating loss which offsets short-term capital gains for tax purposes.
(f)	Reclassifications are primarily due to a tax net operating loss.
(g)	Reclassifications are primarily due to book/tax differences in the treatment of distributions from real estate investment trusts and a tax net operating loss which offsets short-term capital gains for tax purposes.

2.	Management Agreement and Other Transactions with Affiliates

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), to Legg Mason, Inc. (“Legg Mason”). Legg Mason, whose principal executive offices are in Baltimore, Maryland, is a financial services holding company. As a result, each Fund’s investment manager, Salomon Brothers Asset Management Inc (the “Manager”), previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary of Legg Mason. Completion of the sale caused each Fund’s existing investment management advisory and administrative contract to terminate. Each Fund’s shareholders approved a new investment management contract between the Fund and the Manager, which became effective on December 1, 2005. Under the new Investment Management agreement, the Manager is responsible on a day to day basis for the management and administration of each Fund.

Prior to December 1, 2005 and under the new Investment Management contract, the All Cap Value Fund paid a management fee, which is calculated daily and payable monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Fee Rate
First $1.5 billion	0.75%
Next $0.5 billion	0.70%
Next $0.5 billion	0.65%
Next $1.0 billion	0.60%
Over $3.5 billion	0.50%

Prior to December 1, 2005, the Balanced Fund paid a management fee which was calculated daily and payable monthly at an annual rate of 0.55% of the Fund’s average daily net assets. Under the new Investment Management contract, effective December 1, 2005, the Fund paid a management fee which was calculated daily and payable monthly at an annual rate of 0.60% of the Fund’s average daily net assets.

Prior to December 1, 2005 and under the new Investment Management contract, the Capital Fund paid a management fee, which is calculated daily and payable monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Fee Rate
First $100 million	1.000%
Next $100 million	0.750%
Next $200 million	0.625%
Over $400 million	0.500%

108       Salomon Brothers Investment Series 2005 Annual Report

Notes to Financial Statements (continued)

Prior to December 1, 2005 and under the new Investment Management contract, the Investors Value Fund paid a base management fee subject to an increase or decrease depending on the extent, if any, to which the investment performance of the Fund exceeds or is exceeded by the investment record of the S&P 500 Index. The base fee is paid quarterly based on the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $350 million	0.650%
Next $150 million	0.550%
Next $250 million	0.525%
Next $250 million	0.500%
Over $1 billion	0.450%

At the end of each calendar quarter, for each percentage point of difference between the investment performance of the class of shares of the Investors Value Fund which has the lowest performance for the period and the S&P 500 Index over the last prior 12 month period, this base fee is adjusted upward or downward by the product of (i)  1/4 of 0.01% multiplied by (ii) the average daily net assets of the Investors Value Fund for the 12 month period. If the amount by which the Investors Value Fund outperforms or underperforms the S&P 500 Index is not a whole percentage point, a pro rata adjustment will be made. However, there will be no performance adjustment unless the investment performance of the Investors Value Fund exceeds or is exceeded by the investment record of the S&P 500 Index by at least one percentage point. The maximum quarterly adjustment is 0.025%, which would occur if the Investors Value Fund’s performance exceeds or is exceeded by the S&P 500 Index by ten or more percentage points. For the rolling one year period ended March 31, 2005, the S&P 500 Index exceeded the Investors Value Fund performance by approximately 2.53%. As a result, base management fees were decreased in aggregate by $116,112. None of the other quarters exceeded the one percentage point threshold.

For the period January 1, 2005 through September 30, 2005, the Large Cap Growth Fund paid a management fee, which was calculated daily and payable monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Fee Rate
First $5.0 billion	0.700%
Next $2.5 billion	0.700%
Next $2.5 billion	0.675%
Over $10.0 billion	0.650%

Effective October 1, 2005 and under the new Investment Management contract, the Fund paid a management fee which was calculated daily and payable monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Fee Rate
First $1.0 billion	0.750%
Next $1.0 billion	0.725%
Next $3.0 billion	0.700%
Next $5.0 billion	0.675%
Over $10 billion	0.650%

Prior to December 1, 2005, the Small Cap Growth Fund paid a management fee which was calculated daily and payable monthly at an annual rate of 0.70% of the Fund’s average daily net assets. Under the new Investment Management contract, the Fund paid a management fee which was calculated daily and payable monthly at an annual rate of 0.75% of the Fund’s average daily net assets.

Salomon Brothers Investment Series 2005 Annual Report       109

Notes to Financial Statements (continued)

For the year ended December 31, 2005, SBAM waived management fees of $94,165 and $42,460 for the All Cap Value Fund and Large Cap Growth Fund, respectively, and voluntarily absorbed expenses of $2,920 and $91,763 for the All Cap Value Fund and Large Cap Growth Fund, respectively.

Salomon Brothers Asset Management Inc. (“SBAM”) acted as the administrator for the Balanced Fund and the Small Cap Growth Fund. For the period January 1, 2005 through November 30, 2005, each Fund paid an administration fee, which was calculated daily and payable monthly at the annual rate of 0.05% of each Fund’s average daily net assets. Effective December 1, 2005 the administration agreement was terminated.

SBAM also acted as the administrator for the Large Cap Growth Fund. For the period January 1, 2005 through September 30, 2005, the Fund paid an administration fee, which was calculated daily and payable monthly at an annual rate of 0.05% of the Fund’s average daily net assets up to $5 billion, 0.025% for the next $5 billion, and 0.00% over $10 billion. Effective October 1, 2005 the administration agreement was terminated.

SBAM also acted as the administrator for the All Cap Value Fund, the Capital Fund and Investors Value Fund. During the year ended December 31, 2005, none of the funds paid an additional fee to the administrator. Effective December 1, 2005 the administration agreement was terminated.

The Funds’ Board has approved PFPC Inc. (“PFPC”) to serve as transfer agent for the Funds, effective January 1, 2006. The principal business office of PFPC is located at 4400 Computer Drive Westborough, MA 01581. During the period covered by this report, PFPC acted as the Funds’ transfer agent.

The Fund’s Board has appointed the Fund’s current distributor, Citigroup Global Markets Inc. (“CGM”) and Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, as co-distributors of the Funds. The Funds’ Board has also approved amended and restated Rule 12b-1 Plans. CGM and other broker-dealers, financial intermediaries and financial institutions (each called a “Service Agent”) that currently offer fund shares will continue to make the Funds’ shares available to their clients. Additional Service Agents may offer fund shares in the future.

There is a maximum initial sales charges of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment and is reduced over time until no CDSC is incurred after six years. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge. Class O and Y shares have no initial or contingent deferred sales charge.

For the period ended December 31, 2005, sales charges received by CGM and CDSCs paid to CGM were:

	Sales Charges	CDSCs
	Class A	Class A	Class B	Class C
All Cap Value Fund	$50	—	$17	$1
Balanced Fund	19,001	—	42,803	1,647
Capital Fund	605,289	—	375,513	17,287
Investors Value Fund	40,506	19	44,773	3,951
Large Cap Growth Fund	531	—	6,273	40
Small Cap Growth Fund	453,224	—	42,232	2,203

During the year ended December 31, 2005, for which CGM was an affiliate of the Funds, brokerage commissions of $380, $1,893, $799,582 and $154,962 were paid by the All Cap Value Fund, Balanced Fund, Capital Fund and Investors Value Fund, respectively, to CGM and its affiliates.

110       Salomon Brothers Investment Series 2005 Annual Report

Notes to Financial Statements (continued)

Certain officers and one director of the Funds are employees of Legg Mason or its affiliates and do not receive compensation from the Funds.

3.	Investments

During the year ended December 31, 2005, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments and mortgage dollar rolls) and U.S. Government Agencies & Obligations were as follows:

	Investments		U.S. Government Agencies & Obligations
	Purchases	Sales	Purchases	Sales
All Cap Value Fund	$3,632,938	$4,027,561	—	—
Balanced Fund	15,523,879	31,024,792	$17,620,125	$23,758,182
Capital Fund	4,057,189,182	4,194,331,044	—	—
Investors Value Fund	977,404,638	1,055,740,218	—	—
Large Cap Growth Fund	1,082,669	2,604,175	—	—
Small Cap Growth Fund	550,428,427	526,344,076	—	—

At December 31, 2005, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
All Cap Value Fund	$2,262,850	$(286,053)	$1,976,797
Balanced Fund	13,721,778	(5,129,020)	8,592,758
Capital Fund	206,107,440	(24,250,130)	181,857,310
Investors Value Fund	369,241,779	(13,433,615)	355,808,164
Large Cap Growth Fund	612,447	(278,498)	333,949
Small Cap Growth Fund	83,877,370	(17,638,810)	66,238,560

At December 31, 2005, the Balanced Fund had securities on loan. The market value for the securities on loan was $177,039. The Balanced Fund received cash collateral amounting to $180,625, which was invested into the State Street Navigator Securities Lending Trust Prime Portfolio, a Rule 2a-7 money market fund, registered under the 1940 Act.

At December 31, 2005, the Balanced Fund held TBA securities with a total cost of $13,814,987.

The average monthly balance of dollar rolls outstanding for the Balanced Fund during the year ended December 31, 2005 was approximately $15,572,006. At December 31, 2005, the Balanced Fund had outstanding mortgage dollar rolls with a total cost of $13,814,987. There were no counterparties with mortgage dollar rolls outstanding in excess of 10% of net assets at December 31, 2005.

For the year ended December 31, 2005, the Balanced Fund recorded interest income of $289,605 related to such mortgage dollar rolls.

4.	Fund Investment Risks

Credit and Market Risk. The Funds invest in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit risk. The Funds’ investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of

Salomon Brothers Investment Series 2005 Annual Report       111

Notes to Financial Statements (continued)

interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Funds. The Funds’ investment in non-dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

5.	Line of Credit

The Balanced Fund and Small Cap Growth Fund, along with other affiliated funds, entered into an agreement with a syndicate of banks which allows the funds collectively to borrow up to $250 million. Interest on borrowing, if any, is charged to the specific fund executing the borrowing at the base rate of the bank. The line of credit requires a quarterly payment of a commitment fee based on the average daily unused portion of the line of credit. For the year ended December 31, 2005, the commitment fee allocated to the Balanced Fund and Small Cap Growth Fund was $3,687 and $16,502, respectively. Since the line of credit was established there have been no borrowings.

The Capital Fund and Investors Value Fund entered into an agreement with various financial institutions which allows the Funds collectively to borrow up to $200 million. Interest on borrowing, if any, is charged to the specific fund executing the borrowing at the base rate of the bank. The line of credit requires a quarterly payment of a commitment fee based on the average daily unused portion of the line of credit. For the year ended December 31, 2005, the commitment fee allocated to the Capital Fund and Investors Value Fund was $66,196 and $81,679 respectively.

During the period August 15, 2005 to November 14, 2005, the Capital Fund had outstanding a $82,000,000 loan pursuant to the line of credit and incurred interest expense on this loan in the amount of $896,476.

6.	Class Specific Expenses

Pursuant to a Distribution Plan, each Fund pays a service fee with respect to Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. Each Fund also pays a service fee with respect to its Class B and C shares calculated at the annual rate of 0.75% of the average daily net assets of each class, respectively. For the year ended December 31, 2005, total Distribution Plan fees, were as follows:

	Class A	Class B	Class C
All Cap Value Fund	$1,359	$4,078	$3,277
Balanced Fund	143,308	215,946	279,685
Capital Fund	868,084	4,039,000	4,841,211
Investors Value Fund	755,506	403,245	589,380
Large Cap Growth Fund	4,382	21,797	19,764
Small Cap Growth Fund	831,032	294,426	553,642

For the year ended December 31, 2005, total transfer agent fees were as follows:

	Class A	Class B	Class C	Class O	Class Y
All Cap Value Fund	$1,375	$1,059	$991	$252	—
Balanced Fund	93,862	50,454	36,991	1,594	—
Capital Fund	529,464	968,166	1,103,897	37,583	$672
Investors Value Fund	316,696	112,416	125,762	212,293	566
Large Cap Growth Fund	5,283	7,522	7,665	135	—
Small Cap Growth Fund	257,312	88,229	98,793	1,470	100

112       Salomon Brothers Investment Series 2005 Annual Report

Notes to Financial Statements (continued)

For the year ended December 31, 2005, total shareholder reports expenses were as follows:

	Class A	Class B	Class C	Class O	Class Y
All Cap Value Fund	$1,353	$1,356	$1,266	$4,749	—
Balanced Fund	38,041	20,836	19,732	1,915	—
Capital Fund	166,365	280,376	282,462	15,175	$705
Investors Value Fund	105,945	29,761	33,192	107,864	1,694
Large Cap Growth Fund	46	1	53	814	—
Small Cap Growth Fund	69,520	18,164	29,540	799	1,518

7.	Distributions to Shareholders by Class

All Cap Value Fund	Year Ended December 31, 2005	Year Ended December 31, 2004
Net Investment Income
Class A	$568	—
Class O	44,432	$16,633

Total	$45,000	$16,633

Balanced Fund:
Class A
Net investment income	$1,584,558	$1,356,816
Net realized gains	669,581	1,692,444

Total	$2,254,139	$3,049,260

Class B
Net investment income	$446,162	$416,391
Net realized gains	242,882	672,325

Total	$689,044	$1,088,716

Class C†
Net investment income	$578,222	$526,829
Net realized gains	311,976	895,817

Total	$890,198	$1,422,646

Class O
Net investment income	$53,230	$43,323
Net realized gains	22,266	48,724

Total	$75,496	$92,047

Capital Fund
Net Realized Gains
Class A	$35,706,679	$5,345,434
Class B	43,071,084	6,601,714
Class C†	53,534,774	7,846,735
Class O	39,241,820	5,084,584
Class Y	87,044	1,346

Total	$171,641,401	$24,879,813

Investors Value Fund
Class A
Net investment income	$3,440,443	$4,190,686
Net realized gains	16,780,283	3,649,577

Total	$20,220,726	$7,840,263

Class B
Net investment income	$95,307	$220,687
Net realized gains	2,104,186	504,516

Total	$2,199,493	$725,203

Salomon Brothers Investment Series 2005 Annual Report       113

Notes to Financial Statements (continued)

Investors Value Fund	Year Ended December 31, 2005	Year Ended December 31, 2004
Class C†
Net investment income	$171,775	$371,783
Net realized gains	2,970,309	785,564

Total	$3,142,084	$1,157,347

Class O
Net investment income	$11,036,599	$12,677,448
Net realized gains	39,566,504	8,915,919

Total	$50,603,103	$21,593,367

Class Y
Net investment income	$11,325,549	$11,067,386
Net realized gains	43,118,479	7,623,295

Total	$54,444,028	$18,690,681

Small Cap Growth Fund
Net Investment Income
Class A	$28,867,210	$—
Class B	2,424,597	—
Class C	4,732,250	—
Class O	246,532	—
Class Y	5,262,094	—

Total	$41,533,030

†	On April 29, 2004, Class 2 shares were renamed Class C shares.

8.	Capital Shares

At December 31, 2005, the Series Fund had 10 billion shares of authorized capital stock, par value $0.001 per share. The Capital Fund had 1 billion shares of authorized capital stock, par value $0.001 per share. The Investors Value Fund had 1 billion shares of authorized capital stock, par value $0.001 per share.

Transactions in Fund shares for the periods indicated were as follows:

	Year Ended December 31, 2005		Year Ended December 31, 2004
All Cap Value Fund	Shares	Amount	Shares	Amount
Class A
Shares sold	18,095	$247,840	28,894	$375,892
Shares issued on reinvestment	34	502	—	—
Shares repurchased	(25,226)	(352,568)	(22,650)	(298,156)

Net Increase (Decrease)	(7,097)	$(104,226)	6,244	$77,736

Class B
Shares sold	5,576	$75,769	8,956	$122,026
Shares repurchased	(11,771)	(159,689)	(929)	(12,208)

Net Increase (Decrease)	(6,195)	$(83,920)	8,027	$109,818

Class C†
Shares sold	3,041	$41,159	25,321	$332,984
Shares repurchased	(8,171)	(111,971)	(3,042)	(41,087)

Net Increase (Decrease)	(5,130)	$(70,812)	22,279	$291,897

Class O
Shares sold	113	$1,550	6,689	$89,512
Shares issued on reinvestment	3,029	44,433	1,223	16,633
Shares repurchased	—	—	(2,329)	(32,767)

Net Increase	3,142	$45,983	5,583	$73,378

114       Salomon Brothers Investment Series 2005 Annual Report

Notes to Financial Statements (continued)

	Year Ended December 31, 2005		Year Ended December 31, 2004
Balanced Fund	Shares	Amount	Shares	Amount
Class A
Shares sold	803,842	$10,396,674	2,622,352	$33,798,440
Shares issued on reinvestment	157,039	2,028,626	211,214	2,744,666
Shares repurchased	(1,585,040)	(20,451,739)	(2,046,099)	(26,423,247)

Net Increase (Decrease)	(624,159)	$(8,026,439)	787,467	$10,119,859

Class B
Shares sold	135,686	$1,728,865	308,946	$3,967,017
Shares issued on reinvestment	47,222	604,866	73,767	952,630
Shares repurchased	(601,746)	(7,701,032)	(1,260,015)	(16,192,394)

Net Decrease	(418,838)	$(5,367,301)	(877,302)	$(11,272,747)

Class C†
Shares sold	128,589	$1,647,111	425,759	$5,514,480
Shares issued on reinvestment	63,806	820,293	103,301	1,337,561
Shares repurchased	(814,647)	(10,446,694)	(586,436)	(7,558,113)

Net Decrease	(622,252)	$(7,979,290)	(57,376)	$(706,072)

Class O
Shares sold	2,663	$34,189	1,224	$16,743
Shares issued on reinvestment	5,468	71,261	5,321	69,728
Shares repurchased	(7,259)	(94,725)	(2,112)	(27,599)

Net Increase	872	$10,725	4,433	$58,872

Capital Fund
Class A
Shares sold	2,865,857	$87,677,431	3,518,748	$98,891,107
Shares issued on reinvestment	1,066,135	32,052,664	157,552	4,750,189
Shares repurchased	(3,504,602)	(106,794,236)	(4,574,953)	(127,684,632)

Net Increase (Decrease)	427,390	$12,935,859	(898,653)	$(24,043,336)

Class B
Shares sold	1,097,722	$31,786,474	1,422,996	$38,491,917
Shares issued on reinvestment	1,276,834	36,149,087	192,210	5,526,055
Shares repurchased	(2,352,548)	(68,352,185)	(2,907,591)	(77,837,858)

Net Increase (Decrease)	22,008	$(416,624)	(1,292,385)	$(33,819,886)

Class C†
Shares sold	2,628,462	$76,643,314	2,589,198	$69,998,829
Shares issued on reinvestment	1,662,957	47,176,641	239,254	6,895,359
Shares repurchased	(3,083,477)	(89,422,968)	(5,763,060)	(154,157,235)

Net Increase (Decrease)	1,207,942	$34,396,987	(2,934,608)	$(77,263,047)

Class O
Shares sold	1,712,318	$53,629,556	1,501,493	$43,058,253
Shares issued on reinvestment	1,244,282	38,278,347	161,557	4,958,198
Shares repurchased	(633,188)	(19,786,005)	(1,274,015)	(35,705,008)

Net Increase	2,323,412	$72,121,898	389,035	$12,311,443

Class Y
Shares sold	31,898	$1,082,978	3	$100
Shares issued on reinvestment	2,663	87,044	41	1,346
Shares repurchased	(5,356)	(178,491)	(1,196,269)	(32,909,377)

Net Increase (Decrease)	29,205	$991,531	(1,196,225)	$(32,907,931)

Salomon Brothers Investment Series 2005 Annual Report       115

Notes to Financial Statements (continued)

	Year Ended December 31, 2005		Year Ended December 31, 2004
Investors Value Fund	Shares	Amount	Shares	Amount
Class A
Shares sold	4,029,888	$81,952,873	4,713,544	$92,111,353
Shares issued on reinvestment	955,605	19,617,774	378,070	7,587,556
Shares repurchased	(4,646,907)	(95,137,607)	(4,231,183)	(83,251,510)

Net Increase	338,586	$6,433,040	860,431	$16,447,399

Class B
Shares sold	106,169	$2,122,417	268,275	$5,117,541
Shares issued on reinvestment	96,724	1,941,400	31,771	632,075
Shares repurchased	(515,500)	(10,351,589)	(815,121)	(15,605,065)

Net Decrease	(312,607)	$(6,287,772)	(515,075)	$(9,855,449)

Class C†
Shares sold	116,057	$2,316,406	469,359	$9,016,197
Shares issued on reinvestment	146,216	2,946,014	53,619	1,069,472
Shares repurchased	(979,286)	(19,672,148)	(815,509)	(15,664,489)

Net Decrease	(717,013)	$(14,409,728)	(292,531)	$(5,578,820)

Class O
Shares sold	694,437	$14,017,391	1,325,747	$25,812,947
Shares issued on reinvestment	2,031,914	41,662,462	869,267	17,377,135
Shares repurchased	(14,701,918)	(301,167,112)	(3,463,908)	(67,216,314)

Net Decrease	(11,975,567)	$(245,487,259)	(1,268,894)	$(24,026,232)

Class Y
Shares sold	7,968,719	$162,550,982	9,912,308	$194,530,026
Shares issued on reinvestment	2,654,051	54,444,210	935,775	18,690,837
Shares repurchased	(4,197,085)	(86,210,291)	(5,690,802)	(109,670,365)

Net Increase	6,425,685	$130,784,901	5,157,281	$103,550,498

Large Cap Growth Fund
Class A
Shares sold	66,751	$493,505	100,190	$711,811
Shares repurchased	(92,777)	(662,871)	(140,791)	(1,018,561)

Net Decrease	(26,026)	$(169,366)	(40,601)	$(306,750)

Class B
Shares sold	23,416	$161,034	71,536	$506,008
Shares repurchased	(112,118)	(771,886)	(181,802)	(1,277,174)

Net Decrease	(88,702)	$(610,852)	(110,266)	$(771,166)

Class C†
Shares sold	9,566	$64,640	102,621	$743,338
Shares repurchased	(120,289)	(830,410)	(292,378)	(2,093,275)

Net Decrease	(110,723)	$(765,770)	(189,757)	$(1,349,937)

Class O
Shares sold	134	$924	2,770	$20,975
Shares repurchased	(815)	(5,496)	—	—

Net Increase (Decrease)	(681)	$(4,572)	2,770	$20,975

116       Salomon Brothers Investment Series 2005 Annual Report

Notes to Financial Statements (continued)

	Year Ended December 31, 2005		Year Ended December 31, 2004
Small Cap Growth Fund	Shares	Amount	Shares	Amount
Class A
Shares sold	6,907,332	$105,362,202	6,797,831	$95,649,863
Shares issued on reinvestment	1,804,285	27,448,152	—	—
Shares repurchased	(5,430,011)	(81,928,459)	(5,078,054)	(70,118,730)

Net Increase	3,281,606	$50,881,895	1,719,777	$25,531,133

Class B
Shares sold	92,957	$1,307,962	291,444	$3,812,847
Shares issued on reinvestment	158,199	2,229,670	—	—
Shares repurchased	(583,806)	(8,261,459)	(1,165,397)	(15,150,658)

Net Decrease	(332,650)	$(4,723,827)	(873,953)	$(11,337,811)

Class C†
Shares sold	551,402	$7,861,936	840,772	$11,058,784
Shares issued on reinvestment	295,325	4,199,898	—	—
Shares repurchased	(947,094)	(13,451,870)	(860,930)	(11,200,983)

Net Decrease	(100,367)	$(1,390,036)	(20,158)	$(142,199)

Class O
Shares sold	118,896	$1,859,233	234,347	$3,357,639
Shares issued on reinvestment	15,659	242,900	—	—
Shares repurchased	(149,656)	(2,327,944)	(87,434)	(1,180,351)

Net Increase (Decrease)	(15,101)	$(225,811)	146,913	$2,177,288

Class Y
Shares sold	1,033,887	$15,545,404	3,804,485	$53,299,646
Shares issued on reinvestment	344,609	5,262,094	—	—
Shares repurchased	(632,145)	(9,744,507)	(51,485)	(773,576)

Net Increase	746,351	$11,062,991	3,753,000	$52,526,070

†	On April 29, 2004, Class 2 shares were renamed Class C shares.

9.	Income Tax Information and Distributions to Shareholders

The tax character of distribution paid during the fiscal year ended December 31, 2005 were as follows:

	All Cap Value Fund	Balanced Fund	Capital Fund	Investors Value Fund	Small Cap Growth Fund
Distributions paid from:
Ordinary Income	$45,000	$2,556,196	$41,000,032	$47,058,756	$11,000,032
Net Long-term Capital Gains	—	1,352,681	130,641,369	83,550,678	30,532,651

Total Distributions Paid	$45,000	$3,908,877	$171,641,401	$130,609,434	$41,532,683

Large Cap Growth Fund did not make any distribution during the fiscal year ended December 31, 2005.

The tax character of distributions paid during the fiscal year ended December 31, 2004 were as follows:

	All Cap Value Fund	Balanced Fund	Capital Fund	Investors Value Fund
Distributions paid from:
Ordinary Income	$16,633	$3,248,478	—	$28,527,990
Net Long-term Capital Gains	—	2,404,191	$24,879,813	21,478,871

Total Distributions Paid	$16,633	$5,652,669	$24,879,813	$50,006,861

Salomon Brothers Investment Series 2005 Annual Report       117

Notes to Financial Statements (continued)

Small Cap Growth Fund and Large Cap Growth Fund did not make any distributions during the fiscal year ended December 31, 2004.

As of December 31, 2005, the components of accumulated earnings on a tax basis were as follows:

	All Cap Value Fund		Balanced Fund		Capital Fund		Investors Value Fund		Large Cap Growth Fund		Small Cap Growth Fund
Undistributed ordinary income	—		—		$19,146,602		$1,102,232		—		$136,042
Undistributed long-term capital gains	—		—		30,336,073		5,386,274		—		165,432

Total undistributed earnings	—		—		$49,482,675		$6,488,506		—		$301,474

Capital loss carryforward*	$(106,665)		—		—		—		$(3,799,410)		—
Other book/tax temporary differences	—		$(83,034	)(b)	—		$(760,732	)(d)	(27,483	)(e)	$(3,706,030	)(b)
Unrealized appreciation/(depreciation)	1,976,797	(a)	8,592,732	(c)	181,851,111	(a)	355,807,160	(c)	333,949	(a)	66,238,560	(c)

Total accumulated earnings/(losses)	$1,870,132		$8,509,698		$231,333,786		$361,534,934		$(3,492,944)		$62,834,004

*	During the taxable year ended December 31, 2005, All Cap Value Fund utilized $145,107 of its capital loss carryovers available from prior years. As of December 31, 2005, the Funds had the following net capital loss carryforwards remaining:

Year of Expiration	All Cap Value Fund	Large Cap Growth Fund
12/31/2008	—	$(383,879)
12/31/2009	—	(1,403,182)
12/31/2010	—	(1,289,656)
12/31/2011	$(106,665)	(483,404)
12/31/2013	—	(239,289)

	$(106,665)	$(3,799,410)

These amounts will be available to offset any future taxable capital gains.

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.
(b)	Other book/tax temporary differences are attributable primarily to book/tax differences in the treatment of distributions from real estate investment trusts and the deferral of post-October capital losses for tax purposes.
(c)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between the book and tax cost basis of investments in real estate investment trusts.
(d)	Other book/tax temporary differences are attributable primarily to the tax deferral of losses on straddles.
(e)	Other book/tax temporary differences are attributable primarily to the deferral of post-October-capital losses for tax purposes.

10.	Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”) and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives

118       Salomon Brothers Investment Series 2005 Annual Report

Notes to Financial Statements (continued)

existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan prepared and submitted for approval by the SEC. The order also requires that transfer agency fees received from the Affected Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

The order required SBFM to recommend a new transfer agent contract to the Funds boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Funds’ Board selected a new transfer agent for the Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, the Affected Fund’s investment manager does not believe that this matter will have a material adverse effect on the Funds.

These Funds are not among the Affected Funds and therefore did not implement the transfer agent arrangement described above and therefore will not receive any portion of the distributions.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason Inc.

11.	Legal Matters

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC described in Note 10. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

As of the date of this report, the Funds’ investment manager believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Funds’ investment manager and its affiliates to continue to render services to the Funds under their respective contracts.

* * *

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM and a number of its affiliates, including SBFM and Salomon Brothers Asset Management Inc. (the “Advisers”), substantially all of the mutual funds managed by the Advisers, including the Funds (the “Funds”), and directors or trustees of the Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according

Salomon Brothers Investment Series 2005 Annual Report       119

Notes to Financial Statements (continued)

to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Funds by improperly charging Rule l2b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Funds failed to adequately disclose certain aspects of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Funds’ contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against the Funds, the Funds’ investment managers believe the Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint.

Additional lawsuits arising out of theses circumstances and presenting similar allegations and requests for relief may be filed against the Defendants in the future.

As of the date of this report, the Funds’ investment managers and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

The Defendants have moved to dismiss the Complaint. Those motions are pending before the court.

12.	Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and SBAM that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the Investment Company Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

Although there can be no assurance, SBFM and SBAM believe that this matter is not likely to have a material adverse effect on the Funds or SBFM and SBAM’s ability to perform investment management services relating to the Funds.

13.	Subsequent Event

On February 3, 2006, the Board of Directors approved a proposal to liquidate all of the assets of All Cap Value Fund and Large Cap Growth Fund. The liquidation is scheduled to occur on or about the close of business on April 21, 2006. A supplement and a Notice of Redemption was mailed to shareholders on or about February 14, 2006.

Shares of the Funds will be closed to all investments, exchange investments and systematic investments effective at the close of business on February 3, 2006. Shareholders can continue to exchange their shares for the same share class of any other open-end Salomon Brothers Fund offered in their sales channel without the imposition of a sales charge through April 21, 2006. Additionally, any applicable deferred sales charge fee will be waived effective at the close of business February 3, 2006 for any shareholder who chooses to liquidate.

120       Salomon Brothers Investment Series 2005 Annual Report

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

Salomon Brothers Series Funds Inc

Salomon Brothers Capital Fund Inc

Salomon Brothers Investors Value Fund Inc:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Salomon Brothers All Cap Value Fund, Salomon Brothers Balanced Fund, Salomon Brothers Large Cap Growth Fund and Salomon Brothers Small Cap Growth Fund, each a series of Salomon Brothers Series Funds Inc, Salomon Brothers Capital Fund Inc and Salomon Brothers Investors Value Fund Inc as of December 31, 2005, and the related statements of operations, statements of changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets for the year ended December 31, 2004 and the financial highlights for each of the years in the four-year period then ended were audited by other independent registered public accountants whose report thereon, dated February 18, 2005, expressed an unqualified opinion on that financial statements and those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Salomon Brothers All Cap Value Fund, Salomon Brothers Balanced Fund, Salomon Brothers Large Cap Growth Fund, Salomon Brothers Small Cap Growth Fund, Salomon Brothers Capital Fund Inc and Salomon Brothers Investors Value Fund Inc as of December 31, 2005, and the results of their operations, changes in their net assets and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 22, 2006

Salomon Brothers Investment Series 2005 Annual Report       121

Board Approval of Management Agreements (unaudited)

Background

The members of the Board of Salomon Brothers Series Funds, Inc. (the “Funds”), including the Funds’ independent, or non-interested, Board members (the “Independent Board Members”), received extensive information from the Funds’ manager, Salomon Brothers Asset Management Inc (the “Manager”), to assist them in their consideration of the Funds’ management agreements with the Manager (the “Management Agreements”) with respect to the Salomon Brothers All Cap Value Fund (the “All Cap Value Fund”), the Salomon Brothers Large Cap Growth Fund (the “Large Cap Growth Fund”), the Salomon Brothers Balanced Fund (the “Balanced Fund”), and the Salomon Brothers Small Cap Growth Fund (the “Small Cap Growth Fund”)(each a “fund”, and collectively, the “Funds”). This includes a variety of information about the Manager, including the advisory arrangements for each fund and other funds overseen by the Board, certain portions of which are discussed below.

At an in-person meeting held on July 25 and 26, 2005, a presentation was made to the Board by the Manager that encompassed the All Cap Value Fund, the Large Cap Growth Fund, the Balanced Fund and the Small Cap Growth Fund and all the funds for which the Board has responsibility. The Board evaluated information made available on a fund-by-fund basis and their determinations were made separately in respect of each fund. Each of the All Cap Value Fund, the Large Cap Growth Fund, the Balanced Fund and the Small Cap Growth Fund has an investment advisory agreement and an administration agreement. The discussion below covers both advisory and administrative functions being rendered by the Manager. The terms “Management Agreement,” “Contractual Management Fee” and “Actual Management Fee” are used in a similar manner to refer to both advisory and administration agreements and their related fees although the Funds has separate agreements in place.

Board Approval of Management Agreements

The Board unanimously approved the continuation of each Management Agreement for a period of up to one year concluding, in doing so, that the Manager should continue to be each Fund’s investment adviser and that the compensation payable under the agreement is fair and reasonable in light of the services performed, expenses incurred and such other matters as the Board considered relevant in the exercise of its business judgment. In approving continuance of the Management Agreements, the Board considered the announcement on June 23, 2005 by Citigroup that it had signed a definitive agreement under which Citigroup will sell substantially all of its worldwide asset management business to Legg Mason, Inc. Upon completion of this transaction the Manager, currently an indirect wholly-owned subsidiary of Citigroup, would become an indirect wholly-owned subsidiary of Legg Mason, Inc. and the Management Agreements will terminate. Other factors considered and conclusions rendered by the Board (including Independent Board Members) in determining to approve the continuation of each Management Agreement included the following:

Nature, Extent and Quality of the Services under the Management Agreements

The Board received and considered information regarding the nature, extent and quality of services provided to each of the All Cap Value Fund, the Large Cap Growth Fund, the Balanced Fund and the Small Cap Growth Fund by the Manager under the Management Agreements during the past year. The Board also received a description of the administrative and other services rendered to the Funds and their shareholders by the Manager. The Board noted that it had received information at regular meetings throughout the year related to the services rendered by the Manager about the management of the Funds’ affairs and the Manager’s role in coordinating the activities of the Funds’ other service providers. The Board’s evaluation of the services provided by the Manager took into account the Board’s knowledge and familiarity gained as Board members of funds in the Citigroup Asset Management (“CAM”) fund complex, including the scope and quality of the Manager’s investment management and other capabilities and the quality of its

122       Salomon Brothers Investment Series 2005 Annual Report

Board Approval of Management Agreements (unaudited) (continued)

administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs. The Board also considered the Manager’s response to recent regulatory compliance issues affecting it and the CAM fund complex. The Board reviewed information received from the Manager regarding the implementation to date of the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940.

The Board reviewed information describing the qualifications, backgrounds and responsibilities of the Funds’ senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the All Cap Value Fund, the Large Cap Growth Fund, the Balanced Fund and the Small Cap Growth Fund. The Board also considered the willingness of the Manager to consider and implement organizational changes to improve investment results and the services provided to the CAM fund complex. The Board also considered financial information from the Manager and based on its general knowledge of the Manager and its affiliates, the financial resources available to CAM and its parent organization, Citigroup Inc.

The Board also considered information presented regarding the Manager’s brokerage policies and practices, the standards applied in seeking best execution, the use of a broker affiliated with the Manager and the existence of quality controls applicable to brokerage allocation procedures. In addition, the Manager also reported to the Board on, among other things, its business plans, recent organizational changes and portfolio manager compensation plan.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the Management Agreements.

Fund Performance

The Board received and considered performance information for the All Cap Value Fund, the Large Cap Growth Fund, the Balanced Fund and the Small Cap Growth Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to select the funds included in the Performance Universe. The Board also noted that it had received information prepared by the Manager throughout the year at periodic intervals comparing each of the All Cap Value Fund’s, the Large Cap Growth Fund’s, the Balanced Fund’s and the Small Cap Growth Fund’s performance against its benchmark(s) and Lipper peers.

All Cap Value Fund

The information comparing the All Cap Value Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as “multi-cap core funds” by Lipper, showed that the All Cap Value Fund’s performance for the 1-, 3- and 5-year periods presented was below the median. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the investment performance of the All Cap Value Fund has not been satisfactory over time reflecting, in part, the small size of the fund and asked the manager to consider the viability of the Fund.

Large Cap Growth Fund

The information comparing the Large Cap Growth Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as “large cap growth funds” by Lipper, showed that the Fund’s performance for the 1- and 3-year periods presented was below the median. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the investment performance of the Large Cap Growth Fund has not been satisfactory over time reflecting, in part, the small size of the fund and asked the manager to consider the viability of the Fund.

Salomon Brothers Investment Series 2005 Annual Report       123

Board Approval of Management Agreements (unaudited) (continued)

Balanced Fund

The information comparing the Balanced Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as “balanced funds” by Lipper, showed that the Fund’s performance for the 1-year period presented was better than the median but for the 3- and 5-year periods presented was below the median while the performance for the 10-year period presented was within the median range. Based on their review, which included the manager’s explanation of the fund’s underperformance for the 3- and 5-year period and careful consideration of the manager’s explanation of the fund’s underperformance for the 1-year period and all of the factors noted above, the Board concluded that the investment performance of the Balanced Fund has been satisfactory over time.

Small Cap Growth Fund

The information comparing the Small Cap growth Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as “small cap growth funds” by Lipper, showed that the Fund’s performance for the 1- and 3-year periods presented within the median range and the performance for the 5-year period presented was better than the median. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the investment performance of the Small Cap Growth Fund has been satisfactory over time.

Management Fees and Expense Ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager with respect to the All Cap Value Fund, the Large Cap Growth Fund, the Balanced Fund and the Small Cap Growth Fund in light of the nature, extent and quality of the management services provided by the Manager. The Board also reviewed and considered whether fee waiver and/or expense reimbursement arrangements are currently in place for the All Cap Value Fund, the Large Cap Growth Fund, the Balanced Fund and the Small Cap Growth Fund and considered the actual fee rate (after taking any waivers and reimbursements into account) (the “Actual Management Fee”) and whether any waivers and reimbursements could be discontinued.

Additionally, the Board received and considered information prepared by Lipper comparing All Cap Value Fund’s, the Large Cap Growth Fund’s, the Balanced Fund’s and the Small Cap Growth Fund’s Contractual Management Fees and Actual Management Fees and the respective fund’s overall expenses with those of funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in asset classes similar to those of the All Cap Value Fund, the Large Cap Growth Fund, the Balanced Fund and the Small Cap Growth Fund including, where applicable, separate accounts. The Manager reviewed with the Board the significant differences in scope of services provided to the Fund and the scope of the services provided to these other clients, noting that, unlike such other clients, the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund providers. The Board considered the fee comparisons in light of the broader range of services provided to each fund and did not place a significant weight on this factor. The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a proposed framework of fees based on asset classes.

Management also discussed with the Board the All Cap Value Fund’s, the Large Cap Growth Fund’s, the Balanced Fund’s and the Small Cap Growth Fund’s distribution arrangements. The Board was provided with information concerning revenues received by and certain expenses incurred by the funds’ affiliated distributors and how the amounts received by the distributors are paid.

124       Salomon Brothers Investment Series 2005 Annual Report

Board Approval of Management Agreements (unaudited) (continued)

All Cap Value Fund

The information comparing the All Cap Value Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its Expense Group, consisting of 15 retail front-end load funds (including the All Cap Value Fund) classified as “multi-cap core funds” by Lipper, showed that the All Cap Value Fund’s Contractual and Actual Management Fees were within the range of management fees paid by the other funds in the Expense Group due to the manager’s waiver of a portion of its fee during the period. The Board noted that the All Cap Value Fund’s actual total expense ratio was also better than the median. The Board considered that the contractual management fee would be reduced beginning August 1, 2005, and concluded that the expense ratio of the All Cap Value Fund was acceptable in light of the quality of services the All Cap Value Fund received and such other factors as the Board considered relevant.

Large Cap Growth Fund

The information comparing the Large Cap Growth Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its Expense Group, consisting of 15 retail front-end load funds (including the Large Cap Growth Fund) classified as “large cap growth funds” by Lipper, showed that the Large Cap Growth Fund’s Contractual and Actual Management Fees were within the range of management fees paid by the other funds in the Expense Group due to the manager’s waiver of its fees and reimbursement of its expenses during the period. The Board considered that, beginning August 1, 2004, breakpoints were added to the Fund’s contractual management fee. After discussion, the manager offered to revise the existing breakpoints effective October 1, 2005, acknowledging that the fund was not large enough to realize the benefits of the new fee schedule and the Board considered that breakpoints will reduce the Fund’s management fee as assets grow. The Board concluded that the expense ratio of the Large Cap Growth Fund was acceptable in light of the quality of services the Large Cap Growth Fund received, the new breakpoints offered by the Manager and such other factors as the Board considered relevant.

Balanced Fund

The information comparing the Balanced Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its Expense Group, consisting of 16 retail front-end load funds (including the Balanced Fund) classified as “balanced funds” by Lipper, showed that the Balanced Fund’s Contractual and Actual Management Fees were within the range of management fees paid by the other funds in the Expense Group and indeed, were better than the median. The Board noted that the Balanced Fund’s actual total expense ratio was also better than the median, and concluded that the expense ratio of the Balanced Fund was acceptable in light of the quality of services the Balanced Fund received and such other factors as the Board considered relevant.

Small Cap Growth Fund

The information comparing the Small Cap Growth Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its Expense Group, consisting of 15 retail front-end funds (including the Small Cap Growth Fund) classified as “small cap growth funds” by Lipper, showed that the Small Cap Growth Fund’s Contractual and Actual Management Fees were lower than the median of management fees paid by the other funds in the Expense Group. The Board considered that the Small Cap Growth Fund’s actual total expense ratio was also lower than the median, and concluded that the expense ratio of the Small Cap Growth Fund was acceptable in light of the quality of services the Small Cap Growth Fund received and such other factors as the Board considered relevant.

Taking all of the above into consideration, the Board determined that the All Cap Value Fund’s, the Large Cap Growth Fund’s, the Balanced Fund’s and the Small Cap Growth Fund’s Management Fees were reasonable in light of the nature, extent and quality of the services provided to those funds under the Management Agreements.

Salomon Brothers Investment Series 2005 Annual Report       125

Board Approval of Management Agreements (unaudited) (continued)

The material factors and conclusions that formed the basis for the Board’s determination to approve the continuance of each Management Agreement (including the determinations that the Manager should continue to serve as the investment adviser to the Fund and that the fees payable to the Manager pursuant to the respective Management Agreement are appropriate) included the following:

Manager Profitability

The Board received and considered information regarding the profitability to Manager and its affiliates of their relationships with each of the All Cap Value Fund, the Large Cap Growth Fund, the Balanced Fund and the Small Cap Growth Fund. The Board also received profitability information with respect to the CAM fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. Based upon their review of the information made available, the Board concluded that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the funds.

Economies of Scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of each of the All Cap Value Fund, the Large Cap Growth Fund, the Balanced Fund and the Small Cap Growth Fund, whether each fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the funds were being passed along to the shareholders. The Board also considered whether alternative fee structures (such as with breakpoints) would be more appropriate or reasonable taking into consideration economies of scale or other efficiencies.

Generally, in light of the Manager’s profitability data, and such other factors as the Board considered relevant, the Board concluded that the Manager’s sharing of current economies of scale with the All Cap Value Fund, the Large Cap Growth Fund, the Balanced Fund and the Small Cap Growth Fund with the implementation of the breakpoint changes offered by the Manager, was reasonable at the present time.

Other Benefits to the Manager

The Board considered other benefits received by the Manager and its affiliates as a result of their relationship with the All Cap Value Fund, the Large Cap Growth Fund, the Balanced Fund and the Small Cap Growth Fund, including soft dollar arrangements, receipt of brokerage commission and the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, other ancillary benefits that the Manager and its affiliates received were not considered unreasonable by the Board.

Conclusion

In light of all of the foregoing, the Board unanimously approved the Management Agreements to continue for another year. No single factor considered by the Board was identified by the Board as the principal factor in determining whether to approve each Management Agreement to continue for another year and Directors gave different weights to the various factors considered. The Independent Board Members were advised by separate independent legal counsel throughout the process. The Board received a memorandum from their independent counsel discussing the legal standards for their consideration of the continuation of the Management Agreements and, prior to voting, discussed the proposed continuance of the Management Agreements in a private session with such counsel at which no representatives of the Manager were present.

126       Salomon Brothers Investment Series 2005 Annual Report

Board Approval of Management Agreements (unaudited) (continued)

Additional Information

On June 23, 2005, Citigroup Inc. entered into a definitive agreement (the “Transaction Agreement”) with Legg Mason, Inc. under which Citigroup agreed to sell substantially all of its asset management business, Citigroup Asset Management (“CAM”), which includes the Adviser, to Legg Mason in exchange for the broker-dealer and investment banking businesses of Legg Mason and certain other considerations (the “Transaction”). The Transaction closed on December 1, 2005.

The consummation of the Transaction resulted in the automatic termination of the Funds’ current advisory agreement in accordance with the Investment Company Act of 1940, as amended (the “1940 Act”). Prior to the closing of the Transaction, the Funds’ Board approved a new management agreement between the Fund and the Adviser (the “New Management Agreement”) and authorized the Funds’ officers to submit the New Management Agreement to shareholders for their approval.

On July 11, 2005, members of the Board discussed with CAM management and certain Legg Mason representatives the Transaction and Legg Mason’s general plans and intentions regarding CAM’s business and its combination with Legg Mason’s business. The Board Members also inquired about the plans for and anticipated roles and responsibilities of certain CAM employees and officers after the Transaction.

At a meeting held on July 25 and 26, 2005, the Funds’ Board, including a majority of the Board Members who are not “interested persons” of the Fund or the Adviser as defined in the 1940 Act (the “Independent Board Members”), approved the New Management Agreement. To assist the Board in its consideration of the New Management Agreement, Legg Mason provided materials and information about Legg Mason, including its financial condition, asset management capabilities and organization, and CAM provided materials and information about the Transaction between Legg Mason and Citigroup. Representatives of CAM and Legg Mason also made presentations to and responded to questions from the Board. The Independent Board Members, through their independent legal counsel, also requested and received additional information from CAM and Legg Mason in connection with their consideration of the New Management Agreement. The additional information was provided in advance of and at the August meeting. After the presentations and after reviewing the written materials provided, the Independent Board Members met in executive session with their counsel to consider the New Management Agreement. The Independent Board Members also conferred separately and with their counsel about the Transaction on a number of occasions, including in connection with the July and August meetings.

In their deliberations concerning the New Management Agreement, among other things, the Board Members considered:

(i) the reputation, financial strength and resources of Legg Mason and its investment advisory subsidiaries;

(ii) that, following the Transaction, CAM will be part of an organization focused on the asset management business;

(iii) that Legg Mason is an experienced and respected asset management firm, and that Legg Mason has advised the Board Members that (a) it may wish to combine certain CAM operations with those of certain Legg Mason subsidiaries; (b) it is expected that these combination processes will result in changes to portfolio managers or portfolio management teams for a number of the CAM funds, subject to Board oversight and appropriate notice to shareholders, and that, in other cases, the current portfolio managers or portfolio management teams will remain in place; and (c) in the future, it may recommend that Legg Mason subsidiaries be appointed as the adviser or subadviser to some or all of the CAM funds, subject to applicable regulatory requirements;

Salomon Brothers Investment Series 2005 Annual Report       127

Board Approval of Management Agreements (unaudited) (continued)

(iv) that CAM management had advised the Board that a number of portfolio managers and other key CAM personnel would be retained after the closing of the Transaction;

(v) that CAM management and Legg Mason have advised the Board that following the Transaction, there is not expected to be any diminution in the nature, quality and extent of services provided to the Funds and their shareholders by the Adviser, including compliance services;

(vi) that Legg Mason has advised the Board that it has no present intention to alter the expense waivers and reimbursements currently in effect for the All Cap Value Fund and the Large Cap Growth Fund, and, while it reserves the right to do so in the future, it would consult with the Board before making any changes;

(vii) that under the Transaction Agreement, Citigroup and Legg Mason have agreed not to take any action that is not contemplated by the Transaction or fail to take any action that to their respective knowledge would cause any “undue burden” on the Funds shareholders under applicable provisions of the 1940 Act;

(viii) the assurances from Citigroup and Legg Mason that, for a three-year period following the closing of the Transaction, Citigroup-affiliated broker-dealers will continue to offer the Funds as an investment product, and the potential benefits to Fund shareholders from this and other third-party distribution access;

(ix) the potential benefits to Fund shareholders from being part of a combined fund family with Legg Mason-sponsored funds;

(x) that Citigroup and Legg Mason would derive benefits from the Transaction and that, as a result, they have a financial interest in the matters that were being considered;

(xi) the potential effects of regulatory restrictions on the Funds if Citigroup-affiliated broker-dealers remain principal underwriters of the Fund after the closing of the Transaction;

(xii) the fact that the Funds’ total advisory and administrative fees will not increase by virtue of the New Management Agreement, but will remain the same;

(xiii) the terms and conditions of the New Management Agreement, including the differences from the current advisory agreement, and the benefits of a single, uniform form of agreement covering these services;

(xiv) that the Funds would not bear the costs of obtaining shareholder approval of the New Management Agreement;

(xv) that the Funds would avail itself of permissions granted under certain licensing arrangements between Citigroup and Legg Mason that would permit the Funds (including any share classes thereof) to maintain its current name, as well as all logos, trademarks and service marks, related to Citigroup or any of its affiliates for some agreed upon time period after the closing of the Transaction ; and

(xvi) that, as discussed in detail above, within the past year the Board had performed a full annual review of the current advisory agreement as required by the 1940 Act. In that regard, the Board, in its deliberations concerning the New Management Agreement, considered the same factors regarding the nature, quality and extent of services provided, costs of services provided, profitability, fall-out benefits, fees and economies of scale and investment performance as it did when it renewed the current advisory agreement, and reached substantially the same conclusions.

128       Salomon Brothers Investment Series 2005 Annual Report

Salomon Brothers Capital Fund Inc

Board Approval of Management Agreement (unaudited)

Background

The members of the Board of Salomon Brothers Capital Fund Inc (the “Fund”), including the Fund’s independent, or non-interested, Board members (the “Independent Board Members”), received information from Salomon Brothers Asset Management Inc, the Fund’s manager (the “Manager”) to assist them in their consideration of the Fund’s management agreement (the “Management Agreement”). The Board received and considered a variety of information about the Manager, and the Fund’s distributors, as well as the advisory and distribution arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below.

The presentation made to the Board encompassed the Fund and all the funds for which the Board has responsibility. The Fund has an investment advisory agreement, an administration agreement and a sub-administration agreement. The discussion below covers the advisory and administrative functions being rendered by the Manager whether a fund has a single agreement in place or both an advisory and administration agreement. The terms, “Management Agreement,” Contractual Management Fee” and “Actual Management Fee” are used in a similar manner to refer to both advisory and administration agreements and their related fees whether a fund has a single agreement or separate agreements in place.

Board Approval of Management Agreement

In approving the Management Agreement, the Fund’s Board, including the Independent Board Members, considered the following factors:

Nature, Extent and Quality of the Services under the Management Agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager under the Management Agreement during the past year. The Board also received a description of the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager about the management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager took into account the Board’s knowledge and familiarity gained as Board members of funds in the Citigroup Asset Management (“CAM”) fund complex, including the scope and quality of the Manager’s investment management and other capabilities and the quality of its administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs. The Board also considered the Manager’s response to recent regulatory compliance issues affecting it and the CAM fund complex. The Board reviewed information received from the Manager regarding the implementation to date of the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the CAM fund complex. The Board noted that the Manager’s Office of the Chief Investment Officer, composed of the senior officers of the investment teams managing the funds in the CAM complex, participates in reporting to the Board on investment matters. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources available to CAM and its parent organization, Citigroup Inc.

Salomon Brothers Investment Series 2005 Annual Report       129

Board Approval of Management Agreement (unaudited) (continued)

The Board also considered the Manager’s brokerage policies and practices, the standards applied in seeking best execution, the Manager’s policies and practices regarding soft dollars, the use of a broker affiliated with the Manager and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes and portfolio manager compensation plan.

At the Board’s request following the conclusion of the 2004 contract continuance discussion, the Manager prepared and provided to the Board in connection with the 2005 discussions an analysis of complex-wide management fees, which, among other things, set out a proposed framework of fees based on asset classes. The Board engaged the services of independent consultants to assist it in evaluating the Fund’s fees generally and within the context of the framework.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement were acceptable.

Fund Performance

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark.

The information comparing the Fund’s performance to that of its Performance Universe, consisting of the Fund and all retail and institutional funds classified as “multi-cap core funds” by Lipper, showed that the Fund’s performance for all periods presented was better than the median, noting that the current portfolio manager assumed responsibility for the Fund in July 2004.

Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Fund’s relative investment performance was acceptable.

Management Fees and Expense Ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management services provided by the Manager. The Board also reviewed and considered whether fee waiver and/or expense reimbursement arrangements are currently in place for the Fund and considered the actual fee rate (after taking any waivers and reimbursements into account) (the “Actual Management Fee”) and whether any fee waivers and reimbursements could be discontinued.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fees and Actual Management Fee and the Fund’s overall expenses with those of funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, separate accounts. The Manager reviewed with the Board the significant differences in scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund providers. The Board considered the fee comparisons in light of the differences required to manage these different types of accounts. The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a proposed framework of fees based on asset classes.

130       Salomon Brothers Investment Series 2005 Annual Report

Board Approval of Management Agreement (unaudited) (continued)

Management also discussed with the Board the Fund’s distribution arrangements. The Board was provided with information concerning revenues received by and certain expenses incurred by the Fund’s affiliated distributors and how the amounts received by the distributors are paid.

The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its Expense Group, consisting of 12 retail front-end load funds (including the Fund) classified as “multi-cap core funds” by Lipper, showed that the Fund’s Contractual and Actual Management Fees were within the range of management fees paid by the other funds in the Expense Group and, indeed, were better than the median. The Board noted that the Fund’s actual total expense ratio was also better than the median and concluded that the total expense ratio was reasonable.

Taking all of the above into consideration, the Board determined that the Management Fee was reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement.

Manager Profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the CAM fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Manager’s profitability was considered not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of Scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow to beyond current levels. However, because of the nature of the Manager’s business, the Board could not reach definitive conclusions as to whether the Manager might realize economies of scale or how great they may be.

The Board noted that the Fund’s asset level exceeded the breakpoints and, as a result, the Fund and its shareholders realized the benefit of a lower total expense ratio than if no breakpoints had been in place. The Board also noted that as the Fund’s assets have increased over time, it has realized other economies of scale as certain expenses, such as fees for Board members, auditors and legal fees, become a smaller percentage of overall assets.

Other Benefits to the Manager

The Board considered other benefits received by the Manager, and its affiliates as a result of its relationship with the Fund, including soft dollar arrangements, receipt of brokerage and the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

In light of all of the foregoing, the Board approved the Management Agreement to continue for another year.

Salomon Brothers Investment Series 2005 Annual Report       131

Board Approval of Management Agreement (unaudited) (continued)

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement. The Independent Board Members were advised by separate independent legal counsel throughout the process. The Board discussed the proposed continuance of the Management Agreement in a private session with their independent legal counsel at which no representatives of the Manager were present.

Additional Information

On June 23, 2005, Citigroup Inc. entered into a definitive agreement (the “Transaction Agreement”) with Legg Mason, Inc. (“Legg Mason”) under which Citigroup agreed to sell substantially all of its asset management business, Citigroup Asset Management (“CAM”), which includes the Adviser, to Legg Mason in exchange for the broker-dealer and investment banking businesses of Legg Mason and certain other considerations (the “Transaction”). The Transaction closed on December 1, 2005.

The consummation of the Transaction resulted in the automatic termination of the Fund’s current management agreement in accordance with the Investment Company Act of 1940, as amended (the “1940 Act”). Prior to the closing of the Transaction, the Fund’s Board approved a new management agreement between the Fund and the Adviser (the “New Management Agreement”), and authorized the Fund’s officers to submit the New Management Agreement to shareholders for their approval.

On July 11, 2005, members of the Board discussed with CAM management and certain Legg Mason representatives the Transaction and Legg Mason’s general plans and intentions regarding CAM’s business and its combination with Legg Mason’s business. The Board Members also inquired about the plans for and anticipated roles and responsibilities of certain CAM employees and officers after the Transaction.

At a meeting held on August 8, 2005, the Fund’s Board, including a majority of the Board Members who are not “interested persons” of the Fund or the Adviser as defined in the 1940 Act (the “Independent Board Members”), approved the New Management Agreement. To assist the Board in its consideration of the New Management Agreement, Legg Mason provided materials and information about Legg Mason, including its financial condition, asset management capabilities and organization, and CAM provided materials and information about the Transaction between Legg Mason and Citigroup. Representatives of CAM and Legg Mason also made presentations to and responded to questions from the Board. The Independent Board Members, through their independent legal counsel, also requested and received additional information from CAM and Legg Mason in connection with their consideration of the New Management Agreement. The additional information was provided in advance of and at the August meeting. After the presentations and after reviewing the written materials provided, the Independent Board Members met in executive session with their counsel to consider the New Management Agreement. The Independent Board Members also conferred separately and with their counsel about the Transaction on a number of occasions, including in connection with the July and August meetings.

In their deliberations concerning the New Management Agreement, among other things, the Board Members considered:

(i) the reputation, financial strength and resources of Legg Mason and its investment advisory subsidiaries;

(ii) that, following the Transaction, CAM will be part of an organization focused on the asset management business;

(iii) that Legg Mason is an experienced and respected asset management firm, and that Legg Mason has advised the Board Members that (a) it may wish to combine certain CAM operations with those of certain Legg Mason subsidiaries; (b) it is expected that these combination processes will result in changes to portfolio managers or portfolio management teams for a number of the CAM funds, subject to Board oversight and appropriate notice to

132       Salomon Brothers Investment Series 2005 Annual Report

Board Approval of Management Agreement (unaudited) (continued)

shareholders, and that, in other cases, the current portfolio managers or portfolio management teams will remain in place; and (c) in the future, it may recommend that Legg Mason subsidiaries be appointed as the adviser or subadviser to some or all of the CAM funds, subject to applicable regulatory requirements;

(iv) that CAM management had advised the Board that a number of portfolio managers and other key CAM personnel would be retained after the closing of the Transaction;

(v) that CAM management and Legg Mason have advised the Board that following the Transaction, there is not expected to be any diminution in the nature, quality and extent of services provided to the Fund and its shareholders by the Adviser, including compliance services;

(vi) that Legg Mason has advised the Board that it has no present intention to alter the expense waivers and reimbursements currently in effect and, while it reserves the right to do so in the future, it would consult with the Board before making any changes;

(vii) that under the Transaction Agreement, Citigroup and Legg Mason have agreed not to take any action that is not contemplated by the Transaction or fail to take any action that to their respective knowledge would cause any “undue burden” on Fund shareholders under applicable provisions of the 1940 Act;

(viii) the assurances from Citigroup and Legg Mason that, for a three-year period following the closing of the Transaction, Citigroup-affiliated broker-dealers will continue to offer the Fund as an investment product, and the potential benefits to Fund shareholders from this and other third-party distribution access;

(ix) the potential benefits to Fund shareholders from being part of a combined fund family with Legg Mason-sponsored funds;

(x) that Citigroup and Legg Mason would derive benefits from the Transaction and that, as a result, they have a financial interest in the matters that were being considered;

(xi) the potential effects of regulatory restrictions on the Fund if Citigroup-affiliated broker-dealers remain principal underwriters of the Fund after the closing of the Transaction;

(xii) the fact that the Fund’s total advisory and administrative fees will not increase by virtue of the New Management Agreement, but will remain the same;

(xiii) the terms and conditions of the New Management Agreement, including the differences from the current management agreement, and the benefits of a single, uniform form of agreement covering these services;

(xiv) that the Fund would not bear the costs of obtaining shareholder approval of the New Management Agreement;

(xv) that the Fund would avail itself of permissions granted under certain licensing arrangements between Citigroup and Legg Mason that would permit the Fund (including any share classes thereof) to maintain its current name, as well as all logos, trademarks and service marks, related to Citigroup or any of its affiliates for some agreed upon time period after the closing of the Transaction ; and

(xvi) that, as discussed in detail above, within the past year the Board had performed a full annual review of the current management agreement as required by the 1940 Act. In that regard, the Board, in its deliberations concerning the New Management Agreement, considered the same factors regarding the nature, quality and extent of services provided, costs of services provided, profitability, fall-out benefits, fees and economies of scale and investment performance as it did when it renewed the current management agreement, and reached substantially the same conclusions.

Salomon Brothers Investment Series 2005 Annual Report       133

Board Approval of Management Agreement (unaudited)

Salomon Brothers Investors Value Fund Inc

Background

The members of the Board of Salomon Brothers Investors Value Fund Inc (the “Fund”), including the Fund’s independent, or non-interested, Board members (the “Independent Board Members”), received information from Salomon Brothers Asset Management Inc, the Fund’s manager (the “Manager”) to assist them in their consideration of the Fund’s management agreement (the “Management Agreement”). The Board received and considered a variety of information about the Manager, and the Fund’s distributors, as well as the advisory and distribution arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below.

The presentation made to the Board encompassed the Fund and all the funds for which the Board has responsibility. The Fund has an investment advisory agreement, an administration agreement and a sub-administration agreement. The discussion below covers the advisory and administrative functions being rendered by the Manager whether a fund has a single agreement in place or both an advisory and administration agreement. The terms, “Management Agreement,” Contractual Management Fee” and “Actual Management Fee” are used in a similar manner to refer to both advisory and administration agreements and their related fees whether a fund has a single agreement or separate agreements in place.

Board Approval of Management Agreement

In approving the Management Agreement, the Fund’s Board, including the Independent Board Members, considered the following factors:

Nature, Extent and Quality of the Services under the Management Agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager under the Management Agreement during the past year. The Board also received a description of the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager about the management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager took into account the Board’s knowledge and familiarity gained as Board members of funds in the Citigroup Asset Management (“CAM”) fund complex, including the scope and quality of the Manager’s investment management and other capabilities and the quality of its administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs. The Board also considered the Manager’s response to recent regulatory compliance issues affecting it and the CAM fund complex. The Board reviewed information received from the Manager regarding the implementation to date of the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the CAM fund complex. The Board noted that the Manager’s Office of the Chief Investment Officer, composed of the senior officers of the investment teams managing the funds in the CAM complex, participates in reporting to the Board on investment matters. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources available to CAM and its parent organization, Citigroup Inc.

134       Salomon Brothers Investment Series 2005 Annual Report

Board Approval of Management Agreement (unaudited) (continued)

The Board also considered the Manager’s brokerage policies and practices, the standards applied in seeking best execution, the Manager’s policies and practices regarding soft dollars, the use of a broker affiliated with the Manager and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes and portfolio manager compensation plan.

At the Board’s request following the conclusion of the 2004 contract continuance discussion, the Manager prepared and provided to the Board in connection with the 2005 discussions an analysis of complex-wide management fees, which, among other things, set out a proposed framework of fees based on asset classes. The Board engaged the services of independent consultants to assist it in evaluating the Fund’s fees generally and within the context of the framework.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement were acceptable.

Fund Performance

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark.

The information comparing the Fund’s performance to that of its Performance Universe, consisting of the Fund and all retail and institutional funds classified as “large-cap value funds” by Lipper, showed that the Fund’s performance for the 1-year period was lower than the median, the performance for the 3- and 5-year periods was within the median range and the performance for the 10-year period was better than the median. The Board noted that in August 2004 there had been a change in the portfolio management team managing the fund. The Fund’s underperformance during the one-year period ending March 2005 was mainly attributable to security selection, which was strongest in telecommunication services and financials and weakest in information technology and healthcare sectors. Overall, the Fund’s performance for the year was positively impacted by the financials, consumer discretionary and telecommunication services sectors. Three of the Fund’s sectors that lagged included information technology, healthcare and utilities.

Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Fund’s relative investment performance was acceptable.

Management Fees and Expense Ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management services provided by the Manager. The Board also reviewed and considered whether fee waiver and/or expense reimbursement arrangements are currently in place for the Fund and considered the actual fee rate (after taking any waivers and reimbursements into account) (the “Actual Management Fee”) and whether any fee waivers and reimbursements could be discontinued.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fees and Actual Management Fee and the Fund’s overall expenses with those of funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, separate accounts. The Manager reviewed with the Board the significant differences in scope of

Salomon Brothers Investment Series 2005 Annual Report       135

Board Approval of Management Agreement (unaudited) (continued)

services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund providers. The Board considered the fee comparisons in light of the differences required to manage these different types of accounts. The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a proposed framework of fees based on asset classes.

Management also discussed with the Board the Fund’s distribution arrangements. The Board was provided with information concerning revenues received by and certain expenses incurred by the Fund’s affiliated distributors and how the amounts received by the distributors are paid.

The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its Expense Group, consisting of 12 retail front-end load funds (including the Fund) classified as “large-cap value funds” by Lipper, showed that the Fund’s Contractual and Actual Management Fees were lower than the range of management fees paid by the other funds in the Expense Group and, indeed, were better than the median. The Board noted that the Fund’s actual total expense ratio was also better than the median and concluded the total expense ratio was reasonable.

Taking all of the above into consideration, the Board determined that the Management Fee was reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement.

Manager Profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the CAM fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Manager’s profitability was considered not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of Scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow to beyond current levels. However, because of the nature of the Manager’s business, the Board could not reach definitive conclusions as to whether the Manager might realize economies of scale or how great they may be.

The Board noted that the Fund’s asset level exceeded the breakpoints and, as a result, the Fund and its shareholders realized the benefit of a lower total expense ratio than if no breakpoints had been in place. The Board also noted that as the Fund’s assets have increased over time, it has realized other economies of scale as certain expenses, such as fees for Board members, auditors and legal fees, become a smaller percentage of overall assets.

Other Benefits to the Manager

The Board considered other benefits received by the Manager, and its affiliates as a result of its relationship with the Fund, including soft dollar arrangements, receipt of brokerage and the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

136       Salomon Brothers Investment Series 2005 Annual Report

Board Approval of Management Agreement (unaudited) (continued)

In light of all of the foregoing, the Board approved the Management Agreement to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement. The Independent Board Members were advised by separate independent legal counsel throughout the process. The Board discussed the proposed continuance of the Management Agreement in a private session with their independent legal counsel at which no representatives of the Manager were present.

Additional Information

On June 23, 2005, Citigroup Inc. entered into a definitive agreement (the “Transaction Agreement”) with Legg Mason, Inc. (“Legg Mason”) under which Citigroup agreed to sell substantially all of its asset management business, Citigroup Asset Management (“CAM”), which includes the Adviser, to Legg Mason in exchange for the broker-dealer and investment banking businesses of Legg Mason and certain other considerations (the “Transaction”). The Transaction closed on December 1, 2005.

The consummation of the Transaction resulted in the automatic termination of the Fund’s current management agreement in accordance with the Investment Company Act of 1940, as amended (the “1940 Act”). Prior to the closing of the Transaction, the Fund’s Board approved a new management agreement between the Fund and the Adviser (the “New Management Agreement”), and authorized the Fund’s officers to submit the New Management Agreement to shareholders for their approval.

On July 11, 2005, members of the Board discussed with CAM management and certain Legg Mason representatives the Transaction and Legg Mason’s general plans and intentions regarding CAM’s business and its combination with Legg Mason’s business. The Board Members also inquired about the plans for and anticipated roles and responsibilities of certain CAM employees and officers after the Transaction.

At a meeting held on August 8, 2005, the Fund’s Board, including a majority of the Board Members who are not “interested persons” of the Fund or the Adviser as defined in the 1940 Act (the “Independent Board Members”), approved the New Management Agreement. To assist the Board in its consideration of the New Management Agreement, Legg Mason provided materials and information about Legg Mason, including its financial condition, asset management capabilities and organization, and CAM provided materials and information about the Transaction between Legg Mason and Citigroup. Representatives of CAM and Legg Mason also made presentations to and responded to questions from the Board. The Independent Board Members, through their independent legal counsel, also requested and received additional information from CAM and Legg Mason in connection with their consideration of the New Management Agreement. The additional information was provided in advance of and at the August meeting. After the presentations and after reviewing the written materials provided, the Independent Board Members met in executive session with their counsel to consider the New Management Agreement. The Independent Board Members also conferred separately and with their counsel about the Transaction on a number of occasions, including in connection with the July and August meetings.

In their deliberations concerning the New Management Agreement, among other things, the Board Members considered:

(i) the reputation, financial strength and resources of Legg Mason and its investment advisory subsidiaries;

(ii) that, following the Transaction, CAM will be part of an organization focused on the asset management business;

(iii) that Legg Mason is an experienced and respected asset management firm, and that Legg Mason has advised the Board Members that (a) it may wish to combine certain CAM operations with those of certain Legg Mason subsidiaries; (b) it is expected that these combination processes will result in changes to portfolio managers or portfolio management teams for a number of the CAM funds, subject to Board oversight and appropriate notice to

Salomon Brothers Investment Series 2005 Annual Report       137

Board Approval of Management Agreement (unaudited) (continued)

shareholders, and that, in other cases, the current portfolio managers or portfolio management teams will remain in place; and (c) in the future, it may recommend that Legg Mason subsidiaries be appointed as the adviser or subadviser to some or all of the CAM funds, subject to applicable regulatory requirements;

(iv) that CAM management had advised the Board that a number of portfolio managers and other key CAM personnel would be retained after the closing of the Transaction;

(v) that CAM management and Legg Mason have advised the Board that following the Transaction, there is not expected to be any diminution in the nature, quality and extent of services provided to the Fund and its shareholders by the Adviser, including compliance services;

(vi) that Legg Mason has advised the Board that it has no present intention to alter the expense waivers and reimbursements currently in effect and, while it reserves the right to do so in the future, it would consult with the Board before making any changes;

(vii) that under the Transaction Agreement, Citigroup and Legg Mason have agreed not to take any action that is not contemplated by the Transaction or fail to take any action that to their respective knowledge would cause any “undue burden” on Fund shareholders under applicable provisions of the 1940 Act;

(viii) the assurances from Citigroup and Legg Mason that, for a three-year period following the closing of the Transaction, Citigroup-affiliated broker-dealers will continue to offer the Fund as an investment product, and the potential benefits to Fund shareholders from this and other third-party distribution access;

(ix) the potential benefits to Fund shareholders from being part of a combined fund family with Legg Mason-sponsored funds;

(x) that Citigroup and Legg Mason would derive benefits from the Transaction and that, as a result, they have a financial interest in the matters that were being considered;

(xi) the potential effects of regulatory restrictions on the Fund if Citigroup-affiliated broker-dealers remain principal underwriters of the Fund after the closing of the Transaction;

(xii) the fact that the Fund’s total advisory and administrative fees will not increase by virtue of the New Management Agreement, but will remain the same;

(xiii) the terms and conditions of the New Management Agreement, including the differences from the current management agreement, and the benefits of a single, uniform form of agreement covering these services;

(xiv) that the Fund would not bear the costs of obtaining shareholder approval of the New Management Agreement;

(xv) that the Fund would avail itself of permissions granted under certain licensing arrangements between Citigroup and Legg Mason that would permit the Fund (including any share classes thereof) to maintain its current name, as well as all logos, trademarks and service marks, related to Citigroup or any of its affiliates for some agreed upon time period after the closing of the Transaction ; and

(xvi) that, as discussed in detail above, within the past year the Board had performed a full annual review of the current management agreement as required by the 1940 Act. In that regard, the Board, in its deliberations concerning the New Management Agreement, considered the same factors regarding the nature, quality and extent of services provided, costs of services provided, profitability, fall-out benefits, fees and economies of scale and investment performance as it did when it renewed the current management agreement, and reached substantially the same conclusions.

138       Salomon Brothers Investment Series 2005 Annual Report

Additional Information (unaudited)

Information about Directors and Officers

The business and affairs of the Salomon Brothers Series Funds Inc, Salomon Brothers Capital Fund Inc and Salomon Brothers Investors Value Fund Inc (each a “Company” and together, the “Companies”) are managed under the direction of their Board of Directors. Information pertaining to the Directors and Officers of the Companies is set forth below. Unless otherwise noted, each person listed below holds his or her position with all of the Companies. The Statement of Additional Information includes additional information about Company Directors and is available, without charge, upon request by calling the Company’s transfer agent at 1-800-446-1013.

Name, Address and Birth Year	Position(s) Held with Company	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Non-Interested Directors:
Andrew L. Breech(1),(2) 2120 Wilshire Blvd. Santa Monica, CA 90403 Birth Year: 1952	Director	Since 1991	President, Dealer Operating Control Service, Inc.	3	None
Carol L. Colman Colman Consulting Co. 278 Hawley Road North Salem, NY 10560 Birth Year: 1946	Director	Since 1998	President, Colman Consulting Co.	37	None
Daniel Cronin(3) 24 Woodlawn Avenue New Rochelle, NY 10804 Birth Year: 1946	Director	Since 1998	Retired; formerly Associate General Counsel, Pfizer Inc.	34	None
William R. Dill(1),(2) 25 Birch Lane Cumberland Foreside, ME 04110 Birth Year: 1930	Director	Since 1985	Retired	3	None
Leslie H. Gelb(3) 150 East 69th Street New York, NY 10021 Birth Year: 1937	Director	Since 2002	President Emeritus and Senior Board Fellow, The Council on Foreign Relations; formerly, Columnist, Deputy Editorial Page Editor, Op-Ed Page, The New York Times	34	Director of two registered investment companies advised by Blackstone Asia Advisers LLC (“Blackstone”)
William R. Hutchinson 535 N. Michigan Avenue Suite 1012 Chicago, IL 60611 Birth Year: 1942	Director	Since 2003	President, WR Hutchinson & Associates, Inc. (consultant); Group Vice President, Mergers & Acquisitions, BP p.l.c.	44	Director, Associated Banc-Corp.
Dr. Riordan Roett(3) The Johns Hopkins University 1710 Massachusetts Ave., NW Washington, DC 20036 Birth Year: 1938	Director	Since 2002	Professor and Director, Latin American Studies Program, Paul H. Nitze School of Advanced International Studies, The Johns Hopkins University	34	None
Jeswald W. Salacuse(3) Tufts University The Fletcher School of Law & Diplomacy 160 Packard Avenue Medford, MA 02115 Birth Year: 1938	Director	Since 2002	Henry J. Braker Professor of Commercial Law and formerly Dean, The Fletcher School of Law & Diplomacy, Tufts University	34	Director of two registered investment companies advised by Blackstone

Salomon Brothers Investment Series 2005 Annual Report       139

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Company	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Thomas F. Schlafly(1),(2) 720 Olive Street St. Louis, MO 63101 Birth Year: 1948	Director	Since 1986	Of Counsel to Blackwell Sanders Peper Martin LLP; President, The Saint Louis Brewery, Inc.	3	None

Interested Director:
R. Jay Gerken, CFA** Citigroup Asset Management (“CAM”) 399 Park Avenue, Mezzanine New York, NY 10022 Birth Year: 1951	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of CAM; Chairman, President and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”); President and Chief Executive Officer of certain mutual funds associated with CAM; Formerly, Portfolio Manager of Smith Barney Allocation Series Inc. (from 1996 to 2001) and Smith Barney Growth and Income Fund (from 1996 to 2000); formerly Chairman, President and Chief Executive Officer of Travelers Investment Adviser, Inc. (“TIA”) (from 2002 to 2005)	183	N/A

Officers:
Andrew B. Shoup CAM 125 Broad Street, 11th Floor New York, NY 10004 Birth Year: 1956	Senior Vice President and Chief Administrative Officer	Since 2003	Director of CAM; Senior Vice President and Chief Administrative Officer of mutual funds associated with CAM; Chief Financial Officer and Treasurer of certain mutual funds associated with CAM; Head of International Funds Administration of CAM (from 2001 to 2003); Director of Global Funds to Administration of CAM (from 2000 to 2001)	N/A	N/A
Frances M. Guggino CAM 125 Broad Street, 10th Floor New York, NY 10004 Birth Year: 1957	Chief Financial Officer and Treasurer	Since 2004	Director of CAM: Chief Financial Officer and Treasurer of certain mutual funds associated with CAM; Controller of certain mutual funds associated with CAM (from 1999 to 2004)	N/A	N/A
Robert E. Amodeo(3) CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1964	Executive Vice President	Since 1992	Managing Director (since 2002) and Director (from 1999 to 2002), Salomon Brothers Asset Management Inc (“SBAM”) and CAM	N/A	N/A
Charles K. Bardes(3) CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1959	Executive Vice President	Since 1998	Director of SBAM	N/A	N/A

140       Salomon Brothers Investment Series 2005 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Company	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Margaret Blaydes(3) CAM 399 Park Avenue New York, NY 10022 Birth Year: 1969	Executive Vice President	Since 2005	Director of CAM (since 2005); formerly research analyst with Citigroup	N/A	N/A
Kevin Caliendo(2)(3) CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1970	Executive Vice President	Since(2) 2004 Since(3) 2005	Director of SBAM	N/A	N/A
James E. Craige, CFA(3) CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1967	Executive Vice President	Since 1995	Managing Director of SBAM	N/A	N/A
Thomas A. Croak(3) CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1961	Executive Vice President	Since 1998	Director of SBAM	N/A	N/A
Robert Feitler(1),(3) CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1959	Executive Vice President	Since 2004	Director of SBAM	N/A	N/A
Thomas K. Flanagan, CFA(3) CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1953	Executive Vice President	Since 1995	Managing Director of SBAM	N/A	N/A
Vincent Gao, CFA(3) CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1974	Executive Vice President	Since 2004	Director of SBAM	N/A	N/A
John G. Goode(3) CAM One Sansome Street, 36th Floor San Francisco, CA 94104 Birth Year: 1944	Executive Vice President	Since 2002	Managing Director of SBAM	N/A	N/A
Peter J. Hable(3) CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1958	Executive Vice President	Since 2002	Managing Director of SBAM	N/A	N/A
Patrick Hughes(3) CAM 399 Park Avenue New York, NY 10022 Birth Year: 1964	Executive Vice President	Since 2005	Vice President of SBAM	N/A	N/A

Salomon Brothers Investment Series 2005 Annual Report       141

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Company	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Kevin Kennedy(3) CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1954	Executive Vice President	Since 1996	Managing Director of SBAM	N/A	N/A
Dmitry Khaykin(3) CAM 399 Park Avenue New York, NY 10022 Birth Year: 1968	Executive Vice President	Since 2005	Vice President of SBAM (since 2003); formerly a Research Analyst at Gabelli & Co., Inc.	N/A	N/A
Roger M. Lavan, CFA(3) CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1963	Executive Vice President	Since 1995	Managing Director of SBAM	N/A	N/A
Mark J. McAllister, CFA(1)(3) CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1962	Executive Vice President	Since 2000	Managing Director of SBAM	N/A	N/A
Maureen O’Callaghan(3) CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1964	Executive Vice President	Since 1997	Managing Director (since January 2001)	N/A	N/A
Beth A. Semmel, CFA(3) CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1960	Executive Vice President	Since 1995	Managing Director of SBAM	N/A	N/A
Peter J. Wilby, CFA(3) CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1958	Executive Vice President	Since 1995	Managing Director of SBAM	N/A	N/A
George J. Williamson(3) CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1933	Executive Vice President	Since 1998	Managing Director of SBAM	N/A	N/A
Ted P. Becker CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1951	Chief Compliance Officer	Since 2006	Managing Director of Compliance at Legg Mason & Co., LLC, (2005-Present); Chief Compliance Officer with certain mutual funds associated with CAM (since 2006); Managing Director of Compliance at Citigroup Asset Management (2002-2005). Prior to 2002, Managing Director-Internal Audit & Risk Review at Citigroup Inc.	N/A	N/A

142       Salomon Brothers Investment Series 2005 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Company	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
John Chiota CAM 100 First Stamford Place, 5th Floor Stamford, CT 06902 Birth Year: 1968	Chief Anti-Money Laundering Compliance Officer	Since 2006	Vice President of CAM (since 2004); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with CAM (since 2006); prior to August 2004, Chief AML Compliance Officer with TD Waterhouse.	N/A	N/A
Wendy S. Setnicka CAM 125 Broad Street, 10th Floor New York, NY 10004 Birth Year: 1964	Controller	Since 2004	Vice President of CAM (since 2003); Controller of certain mutual funds associated with CAM; Assistant Controller of CAM (from 2002 to 2004); Accounting Manager with CAM (from 1998 to 2002).	N/A	N/A
Robert I. Frenkel CAM 300 First Stamford Place, 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for CAM and its predecessor (since 1994); Secretary and Chief Legal Officer of mutual funds associated with CAM	N/A	N/A

*	Each Director holds office for an indefinite term until the earlier of (1) the next meeting of shareholders at which Directors are elected and until his or her successor is elected and qualified, and (2) a Director resigns or his or her term as a Director is terminated in accordance with the applicable Fund’s by-laws. The executive officers are elected and appointed by the Directors and hold office until they resign, are removed or are otherwise disqualified to serve.
**	Mr. Gerken is an “interested person” of the Companies as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.
(1)	Salomon Brothers Investors Value Fund Inc only.
(2)	Salomon Brothers Capital Fund Inc only.
(3)	Salomon Brothers Series Funds Inc only.

Salomon Brothers Investment Series 2005 Annual Report       143

Additional Shareholder Information (unaudited)

Results of a Special Meeting of Shareholders

Capital Fund Inc

On October 21, 2005, a Special Meeting of Shareholders was held for the following purposes: 1) to approve a new management agreement and 2) to elect Directors. The following table provides the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each matter voted on at the Special Meeting of Shareholders.

Approval of New Management Agreement	Votes For	Votes Against	Abstentions	Broker Non-Votes
Capital Fund	19,933,562.228	478,533.113	748,492.860	7,667,368.000

Election of Directors(1)	Votes For	Authority Withheld	Abstentions
Nominees:
Andrew L. Breech	27,951,544.319	774,372.162	0.000	0.000
Carol L. Colman	27,954,334.710	771,581.771	0.000	0.000
William R. Dill	27,948,364.543	777,551.938	0.000	0.000
R. Jay Gerken	27,952,852.732	773,063.749	0.000	0.000
William R. Hutchinson	27,949,584.048	776,332.433	0.000	0.000
Thomas F. Schlafly	27,953,031.297	772,885.184	0.000	0.000

Investors Value Fund Inc

On November 15, 2005, a Special Meeting of Shareholders was held for the following purposes: 1) to approve a new management agreement and 2) to elect Directors. The following table provides the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each matter voted on at the Special Meeting of Shareholders.

Approval of New Management Agreement	Votes For	Votes Against	Abstentions	Broker Non-Votes
Investors Value Fund	51,740,524.009	1,111,511.432	1,327,128.974	4,747,013.000

Election of Directors(1)	Votes For	Authority Withheld	Abstentions
Nominees:
Andrew L. Breech	57,418,358.469	1,506,928.831	890.115	0.000
Carol L. Colman	57,335,752.172	1,589,535.128	890.115	0.000
William R. Dill	57,351,521.493	1,573,765.807	890.115	0.000
R. Jay Gerken	57,335,722.931	1,589,564.369	890.115	0.000
William R. Hutchinson	57,355,399.637	1,569,887.663	890.115	0.000
Thomas F. Schlafly	57,326,024.266	1,599,263.034	890.115	0.000

144       Salomon Brothers Investment Series 2005 Annual Report

Additional Shareholder Information (unaudited) (continued)

On November 29, 2005, a Special Meetings of Shareholders was held for the following purposes: 1) to approve a new management agreement and 2) to elect Directors. The following table provides the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each matter voted on at the Special Meeting of Shareholders.

Approval of New Management Agreement	Votes For	Votes Against	Abstentions	Broker Non-Votes
All Cap Value Fund	829,406.853	103.00	546.000	47,517.000
Balanced Fund	3,155,075.172	125,650.297	283,012.636	847,505.000
Large Growth Fund	301,308.533	8,169.411	16,210.031	113,860.000
Small Cap Growth Fund	13,120,602.373	401,911.164	636,035.430	2,235,712.648

Election of Directors
Series Funds Nominees[1]	Votes For	Authority Withheld	Abstentions
Carol L. Colman	333,005,471.418	11,819,810.360	—
Daniel P. Cronin	332,988,032.216	11,837,249.562	—
Leslie H. Gelb	332,954,894.454	11,870,387.454	—
R. Jay Gerken	333,013,966.865	11,811,314.913	—
William R. Hutchinson	332,994,482.453	11,830,499.325	—
Riordan Roett	333,004,128.259	11,821,153.519	—
Jeswald W. Salacuse	333,002,846.422	11,822,435.356	—

[1]	Directors are elected by the shareholders of all of the Funds in the series of the Company, including the Funds.

Salomon Brothers Investment Series 2005 Annual Report       145

Important Tax Information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2005:

	All Cap Value Fund	Balanced Fund				Capital Fund
Record Date:	12/27/2005	Daily	8/18/2005	12/27/2005		8/18/2005	12/8/2005
Payable Date:	12/28/2005	Monthly	8/19/2005	12/28/2005		8/19/2005	12/9/2005

Qualified Dividend Income for Individuals	100.00%	35.60%	—	—		—	20.96%
Dividends Qualifying for the Dividends Received Deduction for Corporations	100.00%	38.47%	—	—		—	19.72%
Interest from Federal Obligations	—	5.78%	—	—		—	—
Long-Term Capital Gain Dividend	—	—	$0.037579	$0.122371	*	$0.691267	$1.755202

*2.56% of this amount represents Unrecaptured Sec. 1250 Gains taxed at a maximum 25% rate.

Also, Balanced Fund hereby designates an additional $117,396 of long-term capital gains for the taxable year ended December 31, 2005.

	Investors Value Fund				Small Cap Growth Fund
Record Date:	Quarterly	8/18/2005	12/8/2005		8/18/2005	12/8/2005
Payable Date:	Quarterly	8/19/2005	12/9/2005		8/19/2005	12/9/2005

Qualifying Dividend Income for Individuals	62.49%	—	—		—	19.68%
Dividends Qualifying for the Dividends Received Deduction for Corporations	58.00%	—	—		—	19.76%
Long-Term Capital Gain Dividend	—	$0.220343	$0.685141	**	$0.261987	$0.673613

**0.18% of this distribution represents Unrecaptured Sec. 1250 Gains taxed at a maximum 25% rate.

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Please retain this information for your records.

146       Salomon Brothers Investment Series 2005 Annual Report

Salomon Brothers Investment Series

DIRECTORS

Andrew L. Breech*, ***

Carol L. Colman

Daniel P. Cronin**

William R. Dill*, ***

Leslie H. Gelb**

R. Jay Gerken, CFA

William R. Hutchinson

Dr. Riordan Roett**

Jeswald W. Salacuse**

Thomas F. Schlafly*, ***

OFFICERS

R. Jay Gerken, CFA

Chairman, President and
Chief Executive Officer

Andrew B. Shoup

Senior Vice President and
Chief Administrative Officer

Frances M. Guggino

Chief Financial Officer and Treasurer

Robert E. Amodeo**

Executive Vice President

Charles K. Bardes**

Executive Vice President

Margaret Blaydes**

Executive Vice President

Kevin Caliendo**, ***

Executive Vice President

James E. Craige, CFA**

Executive Vice President

Robert Feitler*, **

Executive Vice President

Thomas K. Flanagan, CFA**

Executive Vice President

Vincent Gao, CFA**

Executive Vice President

John G. Goode**

Executive Vice President

Peter J. Hable**

Executive Vice President

Patrick Hughes**

Executive Vice President

Kevin Kennedy**

Executive Vice President

Damitry Khaykin**

Executive Vice President

Roger M. Lavan, CFA**

Executive Vice President

OFFICERS (continued)

Mark J. McAllister, CFA*, **

Executive Vice President

Beth A. Semmel, CFA**

Executive Vice President

Peter J. Wilby, CFA**

Executive Vice President

George J. Williamson**

Executive Vice President

Thomas A. Croak**

Executive Vice President

Maureen O’Callaghan**

Executive Vice President

Ted P. Becker

Chief Compliance Officer

John Chiota

Chief Anti-Money Laundering

Compliance Officer

Wendy S. Setnicka

Controller

Robert I. Frenkel

Secretary and Chief Legal Officer

INVESTMENT MANAGER

Salomon Brothers Asset Management Inc

399 Park Avenue

New York, New York 10022

DISTRIBUTORS

Citigroup Global Markets Inc.

Legg Mason Investors Services, LLC

CUSTODIAN

State Street Bank and Trust Company

TRANSFER AGENT

PFPC Inc.

4400 Computer Drive

Westborough, MA 01581

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

345 Park Avenue

New York, New York 10154

*   Salomon Brothers Investors Value Fund Inc only.

**   Salomon Brothers Series Funds Inc only.

***   Salomon Brothers Capital Fund Inc only.

****   As of July 15, 2004.

This report is submitted for the general information of the shareholders of Salomon Brothers Investment Series — All Cap Value Fund, Balanced Fund, Capital Fund, Investors Value Fund, Large Cap Growth Fund and Small Cap Growth Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus.

This report must be preceded or accompanied by a free prospectus. Investors should consider the funds’ investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the funds. Please read the prospectus carefully before investing.

www.citigroupam.com

©2005 Legg Mason Investors Services, LLC

Member NASD, SIPC

SAM0830 12/05	06-9645

Salomon Brothers Investment Series

All Cap Value Fund

Balanced Fund

Capital Fund

Investors Value Fund

Large Cap Growth Fund

Small Cap Growth Fund

SALOMON BROTHERS ASSET MANAGEMENT

399 Park Avenue

New York, New York 10022

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and coped at the Commission’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Funds, shareholders can call 1-800-446-1013.

Information on how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 and a description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-446-1013, (2) on the Funds’ website at www.citigroupAM.com and (3) on the SEC’s website at www.sec.gov

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that William R. Hutchinson, the Chairman of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Hutchinson as the Audit Committee’s financial expert. Mr. Hutchinson is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. Effective June 17, 2005, PricewaterhouseCoopers LLP (“PWC”) resigned as the Registrant’s principal accountant (the “Auditor”). The Registrant’s audit committee approved the engagement of KPMG LLP (“KPMG”) as the Registrant’s new principal accountant for the fiscal year ended December 31, 2005. The aggregate fees billed in the last two fiscal years ending December 31, 2004 and December 31, 2005 (the “Reporting Periods”) for professional services rendered by PWC for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $282,000 in 2004 and $243,500 in 2005. KPMG has not billed the Registrant for professional services rendered as of December 31, 2005.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by PWC or KPMG that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2004 and $45,050 in 2005.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Salomon Brothers Series Funds Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by PWC for tax compliance, tax advice and tax planning (“Tax Services”) were $32,700 in 2004 and $33,681 in 2005. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. As of December 31, 2005, KPMG has not billed the Registrant for any Tax Services rendered.

There were no fees billed for tax services by PWC or KPMG to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no non-audit services rendered by KPMG to SBAM, or any entity controlling, controlled by or under common control with SBAM that provided ongoing services to the Registrant.

All Other Fees. There were no other non-audit services rendered by PWC or KPMG to Smith Barney Fund Management LLC (“SBFM”), and any entity controlling, controlled by or under common control with SBFM that provided ongoing services to Salomon Brothers Series Funds Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the

Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Salomon Brothers Series Funds Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2004 and 2005; Tax Fees were 100% and 100% for 2004 and 2005; and Other Fees were 100% and 100% for 2004 and 2005.

(f) N/A

(g) The aggregate fees billed for all other non-audit services rendered by PWC to Salomon Brothers Asset Management (“SBAM”), and any entity controlling, controlled by or under common control with SBAM that provided ongoing services to Salomon Brothers Series Funds Inc., requiring pre-approval by the Audit Committee for the period May 6, 2003 through December 31, 2004 and for the year ended December 31, 2005, which include the issuance of reports on internal control under SAS No. 70 related to various Citigroup Asset Management (“CAM”) entities a profitability review of the Adviser and phase 1 pf an analysis of Citigroup’s current and future real estate occupancy requirements in the tri-state area and security risk issues in the New York metro region were $0.0 and $1.3 million, respectively, all of which were pre-approved by the Audit Committee.

Non-audit fees billed by PWC for services rendered to Salomon Brothers Series Funds Inc. and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Salomon Brothers Series Funds Inc. during the reporting period were $6.4 million and $2.7 million for the years ended December 31, 2004 and December 31, 2005, respectively.

Non-audit fees billed by KPMG for services rendered to Salomon Brothers Series Funds Inc. and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Salomon Brothers Series Funds Inc. during the reporting period was $75,000 and $0 for the years ended December 31, 2004 and December 31, 2005, respectively. Such fees relate to services provided in connection with the transfer agent matter as fully described in the notes to the financial statements.

(h) Yes. The Salomon Brothers Series Funds Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Salomon Brothers Series Funds Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Included herin under Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)	Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(b)	Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Salomon Brothers Series Funds Inc

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Salomon Brothers Series Funds Inc

Date:	March 10, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Salomon Brothers Series Funds Inc

Date:	March 10, 2006

By:	/s/ Frances M. Guggino
(Frances M. Guggino)
Chief Financial Officer of
Salomon Brothers Series Funds Inc

Date:	March 10, 2006